2001
ANNUAL                           DELAWARE POOLED TRUST
--------------------------------------------------------------------------------
REPORT

                                 U.S. EQUITIES

                                 The Large-Cap Value Equity Portfolio
                                 The Select Equity Portfolio
                                 The Small-Cap Value Equity Portfolio
                                 The All-Cap Growth Equity Portfolio
                                 The Large-Cap Growth Equity Portfolio
                                 The Mid-Cap Growth Equity Portfolio
                                 The Small-Cap Growth Equity Portfolio
                                 The Real Estate Investment Trust Portfolio II

                                 U.S. FIXED INCOME

                                 The Intermediate Fixed Income Portfolio
                                 The Aggregate Fixed Income Portfolio
                                 The High-Yield Bond Portfolio
                                 The Diversified Core Fixed Income Portfolio

                                 INTERNATIONAL EQUITIES

                                 The Global Equity Portfolio
                                 The International Equity Portfolio
                                 The Labor Select International Equity Portfolio The International Large-Cap Equity Portfolio The International Small-Cap Portfolio
                                 The Emerging Markets Portfolio

                                 INTERNATIONAL FIXED INCOME

                                 The Global Fixed Income Portfolio
                                 The International Fixed Income Portfolio

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)

Contents

Portfolio Returns ........................................................   2-3
Portfolio Objectives .....................................................   4-5
The Large-Cap Value Equity Portfolio Review ..............................     6
The Select Equity Portfolio Review .......................................     8
The Small-Cap Value Equity Portfolio Review ..............................    10
The All-Cap Growth Equity Portfolio Review ...............................    12
The Large-Cap Growth Equity Portfolio Review .............................    14
The Mid-Cap Growth Equity Portfolio Review ...............................    16
The Small-Cap Growth Equity Portfolio Review .............................    18
The Real Estate Investment Trust Portfolio II Review .....................    20
The Intermediate Fixed Income Portfolio Review ...........................    22
The Aggregate Fixed Income Portfolio Review ..............................    24
The High-Yield Bond Portfolio Review .....................................    26
The Diversified Core Fixed Income Portfolio Review .......................    28
The Global Equity Portfolio Review .......................................    30
The International Equity Portfolio Review ................................    32
The Labor Select International Equity Portfolio Review ...................    34
The International Large-Cap Equity Portfolio Review ......................    36
The International Small-Cap Portfolio Review .............................    38
The Emerging Markets Portfolio Review ....................................    40
The Global Fixed Income Portfolio Review .................................    42
The International Fixed Income Portfolio Review ..........................    44
Financial Statements .....................................................    46

Delaware Pooled Trust

Delaware Pooled Trust, based in Philadelphia, is a mutual fund that offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization. As of September 30, 2001, Delaware Investments managed approximately $80 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity in investment-management matters they want. Delaware provides not only equity and fixed-income portfolio management, but balanced portfolios, retirement-plan and related non-discretionary trustee trust services as well.

Delaware Management Company, a part of Philadelphia-based Delaware Management Business Trust, serves as investment adviser for The Large-Cap Value Equity, The Select Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Aggregate Fixed Income, The High-Yield Bond, and The Diversified Core Fixed Income Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 800 231-8002, during normal business hours. Or they may write to Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, Pennsylvania 19103.


                                    2001 Annual Report o Delaware Pooled Trust 1

Portfolio Returns
Periods ending October 31, 2001

Average Annual Total Return*                                One          Three         Five          Since
                                                            Year         Years         Years      Inception++
-------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                       (7.35%)        1.30%         8.38%        12.84%

S&P 500 Index                                             (24.83)         0.04         10.09         12.58
Russell 1000 Value Index                                  (11.86)         2.27         10.63         13.59
----------------------------------------------------------------------------------------------------------
The Select Equity Portfolio                               (18.88)           --            --         (7.50)

Russell 3000 Index                                        (25.17)           --            --         (8.42)
Russell 1000 Value Index                                  (11.86)           --            --         (5.00)
----------------------------------------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio                       10.05            --            --          8.62

Russell 2000 Value Index                                    8.75            --            --         12.10
----------------------------------------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio                       (46.64)           --            --        (31.34)

Russell 3000 Growth Index                                 (39.34)           --            --        (33.08)
----------------------------------------------------------------------------------------------------------
The Large-Cap Growth Equity Portfolio                     (40.11)           --            --        (40.11)

Russell 1000 Growth Index                                 (39.95)           --            --        (39.95)
----------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio                       (41.66)        10.11          8.66          9.61

Russell Midcap Growth Index                               (42.78)         2.99          6.87          9.78
----------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio                     (40.69)         9.82            --         12.96

Russell 2000 Growth Index                                 (31.50)         0.95            --          5.70
----------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II              11.07         11.01            --          4.68

NAREIT Equity REIT Index                                   14.29          7.91            --          2.32
----------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio                    13.36          7.10          7.09          7.01

Lehman Brothers Intermediate Government/Credit Index       14.25          7.09          7.58          7.34
----------------------------------------------------------------------------------------------------------
The Aggregate Fixed Income Portfolio                       12.06          5.54            --          6.26

Lehman Brothers Aggregate Bond Index                       14.56          7.31            --          7.76
----------------------------------------------------------------------------------------------------------
The High Yield Bond Portfolio                              (4.71)        (0.64)           --          3.07

Salomon Smith Barney High-Yield Cash Pay Index              2.26          1.55            --          3.62
----------------------------------------------------------------------------------------------------------
The Diversified Core Fixed Income Portfolio                14.78          9.04            --          8.92

Lehman Brothers Aggregate Bond Index                       14.56          7.31            --          7.76
----------------------------------------------------------------------------------------------------------
The Global Equity Portfolio**+                             (9.87)        (1.43)           --         (0.23)

Morgan Stanley Capital International
  World Index (net)                                       (25.51)        (2.02)           --          0.65


2 Delaware Pooled Trust o 2001 Annual Report

                                                            One          Three         Five          Since
                                                            Year         Years         Years      Inception++
-------------------------------------------------------------------------------------------------------------
The International Equity Portfolio**                       (9.31%)        1.72%         4.21%         7.94%

Morgan Stanley Capital International
  EAFE Index (net)                                        (24.93)        (3.56)         0.57          4.36
-------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio**          (8.97)         1.16          4.98          7.21

Morgan Stanley Capital International
  EAFE Index (net)                                        (24.93)        (3.56)         0.57          1.05
-------------------------------------------------------------------------------------------------------------
The International Large-Cap Equity Portfolio**+           (12.73)           --            --         (8.85)

Morgan Stanley Capital International
  EAFE Index (net)                                        (24.93)           --            --        (16.70)
-------------------------------------------------------------------------------------------------------------
The International Small-Cap Portfolio**+                   (5.77)           --            --         (3.10)

Salomon Smith Barney
  Extended Market Index (ex-U.S.)                         (18.95)           --            --         (9.24)
-------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio**+                          (6.42)         5.24            --         (7.73)

Morgan Stanley Capital International
  Emerging Markets Free Index                             (23.46)         0.97            --        (11.36)
-------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio**                        14.08          0.27          2.50          7.15

Salomon Smith Barney World
  Government Bond Index                                     8.89          0.27          3.09          5.90
-------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio**                 12.82         (1.81)           --          1.58

Salomon Smith Barney Non-U.S
  World Government Bond Index                               6.90         (2.16)           --          2.37
-------------------------------------------------------------------------------------------------------------

* Past performance does not guarantee future results. Returns assume reinvestment of dividends and capital gains, if any, but do not reflect the deduction of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Delaware International Advisers Ltd. has, as applicable, voluntarily waived its fees and reimbursed the Delaware Pooled Trust Portfolios for certain amounts that annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceeded a specified percentage of average net assets. In the absence of those waivers, the Portfolios' total returns would have been lower.

** International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

+ These Portfolios charge a purchase reimbursement fee and a redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Specific fee amounts for each Portfolio are cited in the individual Portfolio reviews.

++ The inception dates for each Delaware Pooled Trust Portfolio are as follows:
Large-Cap Value Equity, February 3, 1992; Select Equity, June 29, 1999; Small-Cap Value Equity, March 29, 1999; All-Cap Growth Equity, March 31, 2000; Large-Cap Growth Equity, October 31, 2000; Mid-Cap Growth Equity, February 27, 1992; Small-Cap Growth Equity, September 15, 1998; Real Estate Investment Trust II, November 3, 1997; Intermediate Fixed Income, March 12, 1996; Aggregate Fixed Income, December 29, 1997; High-Yield Bond, December 2, 1996; Diversified Core Fixed Income, December 29, 1997; Global Equity, October 15, 1997; International Equity, February 4, 1992; Labor Select International Equity, December 19, 1995; International Large-Cap Equity, December 14, 1999; International Small-Cap, July 20, 1999; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; International Fixed Income, April 11, 1997. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.


                                    2001 Annual Report o Delaware Pooled Trust 3

Portfolio Objectives

The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests in stocks that, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Stock Index and that, in the opinion of Delaware, offer capital gains potential as well.

The Select Equity Portfolio seeks to provide maximum long-term capital appreciation. The Portfolio invests primarily in exchange-traded equity securities. The 20-30 stocks we select must pass three screens: stocks that have already been selected by our portfolio managers for other Delaware products, quantitative models that help rank the stocks, and fundamental analysis on the top 25% in that ranking.

The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of small capitalization companies that Delaware believes to be undervalued relative to the asset value or long-term earning power of the companies concerned, and which, at the time of purchase, generally have market capitalizations between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests in stocks of small-, medium- and large-capitalization companies that, in the opinion of Delaware, offer significant long-term earnings growth potential at the time of purchase.

The Large-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of large-capitalization companies. These are stocks that Delaware believes have the potential to provide significant long-term earnings growth potential based on our analysis of their historic or projected EPS growth rate, price-to-earnings ratio and cash flows.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth; current income is expected to be incidental. The Portfolio invests primarily in the stocks of medium-sized companies that, in the opinion of Delaware, offer, at the time of purchase, significant long-term growth potential.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies which Delaware believes have potential for high earnings growth and which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in stocks of real-estate investment trusts.

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade bonds, including U.S. government, mortgage-backed, corporate, and other fixed-income securities.

The Aggregate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade fixed income securities, including U.S. government securities, mortgage-backed securities, corporate bonds, and other fixed income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio invests primarily in bonds rated B- or higher by Standard & Poor's Rating Group, B3 or higher by Moody's Investors Service, Inc. or in bonds that are unrated but judged to be of comparable quality.

The Diversified Core Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio uses a multi-sector investment approach, investing assets principally in U.S. investment-grade, U.S. high-yield, and foreign bonds.


4 Delaware Pooled Trust o 2001 Annual Report

The Global Equity Portfolio seeks long-term growth without undue risk to principal. The Portfolio invests primarily in stocks that, in the opinion of Delaware, are undervalued at the time of purchase, based on rigorous fundamental analysis conducted by the investment adviser. Issuers of these securities will be organized, have a majority of their assets, or derive most of their operating income in at least three different countries, one of which may be the United States.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. Stocks selected for the Portfolio are, in the opinion of Delaware, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by Delaware.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States. Stocks selected for the Portfolio are, in the opinion of Delaware, undervalued at the time of purchase based on rigorous fundamental analysis conducted by Delaware and are compatible with certain investment policies or restrictions followed by organized labor.

The International Large-Cap Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in large-capitalization stocks of non-U.S. corporations located mainly in developed countries. In Delaware's opinion, the stocks of these companies will be undervalued at the time of purchase based on our fundamental analysis.

The International Small-Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in stocks of issuers organized, having a majority of their assets in or deriving a majority of their operating income from emerging countries.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities. Issuers of these securities will be organized, have a majority of their assets, or derive a majority of their operating income in at least three different countries, one of which may be the United States.

The International Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities of international (non-U.S.) markets. Issuers of these securities will be organized, have a majority of their assets, or derive a majority of their operating income in at least three different countries outside the U.S.


                                    2001 Annual Report o Delaware Pooled Trust 5

Large-Cap Value Equity:
Outperformance In A Year Of Deteriorating Economic Conditions

This has been a challenging fiscal period for large-cap investors, one that began with great concerns about an economic slowdown, and concluded with the challenge of the markets' reactions to the events of September 11th and after. By the end of the period, The Large-Cap Value Equity Portfolio's returns had hit negative territory, returning (7.35)% for the fiscal-year ended October 31, 2001. While the S&P 500 Index has been the Portfolio's benchmark since its inception more than nine years ago, we have determined that it would be more appropriate to use the Russell 1000 Value Index as the Portfolio's benchmark going forward since it is comprised of only large-cap value stocks. The S&P 500, by contrast, contains both growth and value stocks. During the fiscal period, the Portfolio managed to outperform the (24.83)% return of its former benchmark, the S&P 500 Index, and the (11.86)% return of its new benchmark, the Russell 1000 Value Index. It's our belief that the Portfolio's positive alpha has been chiefly due to strong stock selection.

Although the value management style held up better than most following September 11th, it was not immune to the correction in the equity markets. The indiscriminate selling during this period mirrored the prevailing sentiment in October 1987. At that time, during the first market downdraft, no style showed positive results as investors pursued liquidity. Prior to the 11th, we believed we were having a good year and had been positioning our Portfolio toward the potential of economic recovery.

At the start of the period, we were facing the prospect of a slowdown. We worked to secure fairly strong cyclical exposure in the portfolio, as we felt it was one segment of the market that offered very good valuations. Additionally, as the Federal Reserve continued to ease off its tight monetary policy, we thought that one of the beneficiaries would be cyclical stocks (like those in basic industries and the financial industry) and we positioned the Portfolio to benefit. We liked the aluminum industry and Alcoa, in

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Five Years         Since Inception
(7.35%)              1.30%                    8.38%              12.84%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                            Large-Cap Value                        Russell 1000
                            Equity Portfolio     S&P 500 Index     Value Index

  2.3.92                       $10                 $10               $10
10.31.92                        10.74               10.5              10.7
10.31.93                        13.44               12.1              13.4
10.31.94                        14.51               12.5              13.6
10.31.95                        17.38               15.8              16.9
10.31.96                        21.71               19.6              20.9
10.31.97                        27.51               26                27.8
10.31.98                        31.22               31.7              32
10.31.99                        32.92               39.9              37.3
10.31.00                        35.03               42.3              39.3
10.31.01                        32.46               31.18             34.7

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The S&P 500 Index and the Russell 1000 Value Index are unmanaged composites and are a theoretical measure of stock market performance rather than an actual available investment. The returns for the indexes have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Large-Cap Value Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


6 Delaware Pooled Trust o 2001 Annual Report particular; we were impressed with Alcoa's interesting attributes, the fact that this company was selling at a discount to its peers, and the high visibility of its earnings despite the economic slowdown.

The Portfolio has held a strong representation in financial stocks. We started to build our positions in financials at the end of 2000 and maintained a relatively high profile throughout the period. Ironically, many insurance companies have actually done quite well after September 11th as, in this time of crisis, they are now in a position to raise prices dramatically.

One area that helped the Portfolio during the period in terms of the quality of returns was consumer staples. We believe names like Heinz and Procter & Gamble, for example, are well insulated from a slowdown. In our opinion, they sell at fairly reasonable valuations vis-a-vis the market and have been safe havens in a weak economic environment.

Looking to the future, we are mindful that the geopolitical situation is an entirely new intangible that has to be factored into the Portfolio. We expect the market to be very volatile this year until we have some resolution on the geopolitical front. Another aspect we will monitor very carefully is consumer confidence. Despite these uncertainties, we think the seeds have been planted for a strong recovery--probably by the second half of 2002. Historically, any time there have been nine successive interest rate cuts--an extraordinary stimulus from the Fed--it's been quite conducive to jump-starting the economy (Source: The Wall Street Journal). We are optimistic that the Fed's aggressive measures will avert a prolonged recession.

Portfolio Manager

George E. Deming

Mr. Deming received a bachelor's degree in Economics and Political Science from the University of Vermont and a master's degree in International Affairs from the University of Pennsylvania's Wharton School. Before joining Delaware in 1978, he was responsible for institutional portfolio management at White Weld & Co. He is a member of the Financial Analysts of Philadelphia.

Portfolio Profile
October 31, 2001

Total net assets ...........................................       $60.8 million

Inception date .............................................    February 3, 1992

Asset composition (based on total net assets)
   Common stocks ...........................................              97.97%
   Cash equivalents and other net assets ...................               2.03%

Number of holdings .........................................                  84

Top 10 holdings

      1.    J.P. Morgan Chase & Company
      2.    Bank of America
      3.    Anheuser-Busch
      4.    Minnesota Mining & Manufacturing
      5.    Procter & Gamble
      6.    ChevronTexaco
      7     Mellon Financial
      8     Kimberly-Clark
      9     Union Pacific
      10    U.S. Bancorp

Industry composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Banking & Finance                                                         17.63%
Energy                                                                    10.92%
Insurance                                                                  8.54%
Food, Beverage & Tobacco                                                   7.65%
Computers & Technology                                                     6.23%
Consumer Products                                                          6.01%
Healthcare & Pharmaceuticals                                               5.83%
Utilities                                                                  4.55%
Telecommunications                                                         4.42%
Aerospace & Defense                                                        3.40%
Chemicals                                                                  3.32%
Leisure, Lodging & Entertainment                                           3.12%
Electronics and Electrical Equipment                                       2.86%
Retail                                                                     2.75%
Industrial Machinery                                                       2.27%
Cable, Media & Publishing                                                  1.78%
Transportation & Shipping                                                  1.73%
Metals & Mining                                                            1.47%
Paper & Forest Products                                                    1.38%
Automobiles & Automotive                                                   1.28%
Textiles, Apparel & Furniture                                              0.83%
Net Cash & Other Assets                                                    2.03%


                                    2001 Annual Report o Delaware Pooled Trust 7

Select Equity:
Overweighting in Technology Handicaps Relative Performance

In a period during which equities as a whole disappointed investors, The Select Equity Portfolio posted a return of (18.88)% for the fiscal year ended October 31, 2001. Though the Portfolio has been benchmarked against the Russell 3000 Index since inception more than two years ago, we have determined that it would be more appropriate to use the Russell 1000 Value Index going forward. Unlike the Russell 3000 Index, the Russell 1000 Value Index reflects the Portfolio's bias toward value stocks. Over the fiscal year, the Portfolio outperformed its former benchmark, the Russell 3000 Index, which was down 25.17%. However, it underperformed its new benchmark, the Russell 1000 Value Index, which returned (11.86)% for the period. There are two primary reasons for the Portfolio's underperformance versus its new benchmark. Our overweight position in technology stocks accounted for nearly all of the relative underperformance, and our overweighting in oil services also hurt. We continue to hold significantly overweighted positions in both sectors.

In the technology sector, virtually all stocks related to semi-conductors and personal computers were hard hit during the period. Select Equity holdings that performed poorly in the semi-conductor area were Micron Technology and Intel. One technology holding in the Portfolio that has paid off for us is Oracle. We continue to believe that the technology stocks we hold are undervalued by the markets, and that they are likely to be beneficiaries as the investment outlook for the computer industry improves.

Of our oil services stocks, Halliburton and Enron were underperformers. During the latter half of the fiscal year, the energy sector has been under considerable pressure, with valuation levels that haven't been seen for a number of years. We continue to view our oil holdings as attractively priced stocks and anticipate that we'll see at least some stabilization in demand for energy, as well as in energy prices. This should result in higher prices for these stocks over time. Specifically, energy companies like Halliburton stand to benefit from increased spending on exploration.

Average Annual Total Returns*
Periods ending October 31, 2001

--------------------------------------------------------------------------------
One Year                         Since Inception
(18.88%)                         (7.50%)
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                   Select Equity    Russell 1000    Russell 3000
                                   Portfolio        Value Index     Index

 6.29.99                            $10              $10              $10
 7.31.99                              9.96             9.7              9.7
10.31.99                             10.11             9.5              9.9
 1.31.00                             10.38             9.2             10.4
 4.30.00                             10.52             9.4             11
 7.31.00                              9.71             9.2             10.8
10.31.00                             10.29            10.1             10.09
 1.31.01                             10.04            10.2             10.04
 4.30.01                              9.93            10.1              9.5
 7.31.01                              9.78            10                9.3
10.31.01                              8.33             8.9              8.1

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Russell 1000 Value Index and the Russell 3000 Index are unmanaged composites and are a theoretical measure of stock market performance rather than an actual available investment. The returns for the indexes have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Select Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

   Funds that concentrate investments in one industry may involve greater risk than more diversified funds, including greater potential for volatility.


8 Delaware Pooled Trust o 2001 Annual Report

On the plus side, Alcoa was a strong performer for Select Equity. The stock was up more than 60% during the time it was held in the Portfolio. The financial sector also performed well for the Portfolio. Freddie Mac, for example, was a strong performer within that group of stocks.

Select Equity differs substantially from funds that utilize benchmark compositions as a framework in structuring their portfolios. Although measured against a benchmark, Select Equity relies on a concentrated portfolio: We make large bets on individual stocks, with the objective of providing substantial excess performance over the index with which we're compared. We generally hold 20 stocks; we don't attempt to time the markets; we give very little consideration to macro-economic criteria; and we don't hold reserves in cash. As strictly a stock-picking portfolio, our methods, based on a proprietary screening process, are grounded in fundamental research.

But in a year of shattering, unprecedented events, macro-economic factors hold considerable sway. This has been a fiscal year that, for many companies, was hobbled by low valuations, deteriorating economic conditions and weakening consumer confidence--a year of unprecedented occurrences both within the market and outside of it. From our vantage point, it appears that we're starting to recover off the bottom. The Federal Reserve has pursued accommodative policies throughout the period, and this stance shows no signs of lessening. Cash on the sidelines has grown, and we believe that at least some of this will make its way back into equities. We hold the optimistic view that the economy will recover, and that our positioning, prior to September 11th and after, will ultimately benefit the Portfolio.

Portfolio Managers

Timothy G. Connors, CFA

Mr. Connors earned a bachelor's degree at the University of Virginia and an MBA degree in Finance at Tulane University. He joined Delaware in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA Charterholder and a member of the Association for Investment Management and Research.

J. Paul Dokas, CFA

Mr. Dokas is responsible for producing quantitative research used to develop new global investment services, refine existing services, and make asset-allocation decisions. He joined Delaware in 1997. He previously was Director of Trust Investment Management at Bell Atlantic Corporation. He earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA Charterholder.

Portfolio Profile
October 31, 2001

Total net assets ...............................................    $1.7 million

Inception date .................................................   June 29, 1999

Asset composition (based on total net assets)
   Common stocks ...............................................          99.91%
   Cash equivalents and other net assets .......................           0.09%

Number of holdings .............................................              20

Top 10 holdings

      1.    Honeywell International
      2.    FedEx
      3.    Oracle
      4.    Micron Technology
      5.    U.S. Bancorp
      6.    Williams
      7.    Halliburton
      8.    Intel
      9.    FleetBoston Financial
      10.   J.P. Morgan Chase & Company

Industry composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Computers & Technology                                                    15.82%
Banking                                                                   15.44%
Energy                                                                    14.80%
Healthcare & Pharmaceuticals                                              13.99%
Finance                                                                    9.87%
Aerospace & Defense                                                        5.50%
Transportation & Shipping                                                  5.42%
Insurance                                                                  5.08%
Leisure, Lodging & Entertainment                                           4.76%
Retail                                                                     4.75%
Telecommunications                                                         4.48%
Net Cash & Other Assets                                                    0.09%


                                    2001 Annual Report o Delaware Pooled Trust 9

Small-Cap Value Equity:
Double-Digit Gains Despite Third-Quarter Setbacks To The Economy

Although no major indices proved immune to the market turmoil following September 11th, small-cap value stocks, as a whole, entered the third quarter from a position of relative strength. During the first half of the fiscal year ended October 31, 2001, both The Small-Cap Value Equity Portfolio and its benchmark, the Russell 2000 Value Index, turned in significant gains as the market began to respond to the efforts of the Federal Reserve in aggressively cutting interest rates. As of the end of the fiscal year, The Small-Cap Value Equity Portfolio returned 10.05%, outperforming the 8.75% return of its benchmark by 130 basis points.

The Fed's successive steps in lowering interest rates set the stage for us to position the Portfolio more aggressively. From the beginning of 2001, we increased our weightings in basic industries, transportation, financials and capital spending (which proved to be beneficial for us), and also upped our weighting in the not-so-fortunate technology stocks, albeit not dramatically. Over the course of the fiscal period, we became less defensive, taking larger positions and decreasing our exposure to utilities, consumer staples and REITs. We maintained that strategy for most of the year, as it looked as though the economy was on the verge of rebounding--until that fateful day in mid-September. However, after September 11th, we did not adjust our portfolio in any major way.

We believe this past year has been a good one for small-cap stocks, particularly on the value side. One of our strongest performers over the period has been Griffon Corp., a company that makes the lining used on plastic diapers and garage doors. This stock was highly undervalued from about mid-2000 through December of last year.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year                         Since Inception
10.05%                           8.62%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                             Small-Cap Value        Russell 2000
                                             Equity Portfolio       Value Index

 3.29.99                                        $10                   $10
 4.30.99                                         11.01                 11.6
 7.31.99                                         13.63                 14.2
10.31.99                                         13.71                 14.6
 1.31.00                                         15.46                 14.9
 4.30.00                                         16.73                 15
 7.31.00                                         20.84                 19.3
10.31.00                                         23.99                 19.1
 1.31.01                                         24.65                 18
 4.30.01                                         24.69                 17.4
 7.31.01                                         20.5                  16.3
10.31.01                                         17.03                 14.4

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. While investing in small company stocks may offer greater appreciation potential than other types or classes of securities, it generally involves greater investment risk. The Russell 2000 Value Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Small-Cap Value Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


10 Delaware Pooled Trust o 2001 Annual Report

We've trimmed our position in Jacobs Engineering several times during the period, but it's still our largest holding. In the transportation sector, we did well across the board, particularly in trucking stocks, which had a strong performance relative to the index.

During the period, the areas that hurt us the most were technology and energy. Energy was one of the few sectors that had a negative absolute return. This sector came under pressure as investors became concerned that the price of oil was going to fall, and that the price of natural gas had reached unsustainably high levels earlier in the year. Two of our worst performers were Marine Drilling, an operator of offshore oil rigs in the Gulf of Mexico, and Tidewater, which services offshore rigs. We have since sold our position in Marine Drilling.

We believe that valuations continue to be compelling in this low interest-rate environment. The trade-off, evidently, is that earnings will continue to be challenged. We are positioned well for what we think will be a better economic atmosphere in 2002. And certainly, we see earnings outlooks improving--obviously from very low levels. We're particularly optimistic about the outlook for small-cap stocks. The year 2000 was the first full year in nearly a decade during which small-caps outperformed large caps (Source: Barron's). Historically, these cycles have lasted for several years. We believe small-cap stocks are acting better, and we're highly pleased.

Portfolio Manager

Christopher S. Beck, CFA

Mr. Beck earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. He joined Delaware in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. He is a CFA Charterholder.

Portfolio Profile
October 31, 2001

Total net assets .......................................            $2.5 million

Inception date .........................................          March 29, 1999

Asset composition (based on total net assets)
   Common stocks .......................................                  92.14%
   Cash equivalents and other net assets ...............                   7.86%

Number of holdings .....................................                      94

Top 10 holdings

      1.    Jacobs Engineering Group
      2.    Pan Pacific Retail Properties
      3.    Constellation Brands
      4.    RenaissanceRe Holdings
      5.    Federal Signal
      6.    OM Group
      7.    Pactiv
      8.    Ocean Energy
      9.    Colonial BancGroup
      10.   Griffon

Industry composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Basic Industry/Capital Goods                                              15.13%
Banking & Finance                                                         10.33%
Insurance                                                                  8.69%
Business Services                                                          8.45%
Consumer Durables                                                          7.97%
Technology                                                                 7.78%
Consumer Non-Durables                                                      6.90%
Real Estate                                                                6.25%
Healthcare & Pharmaceuticals                                               6.08%
Transportation                                                             5.68%
Energy                                                                     5.44%
Consumer Products                                                          2.56%
Consumer Services                                                          0.88%
Net Cash & Other Assets                                                    7.86%


                                   2001 Annual Report o Delaware Pooled Trust 11

All-Cap Growth Equity:
Falling Values In Telecommunications Penalize Overall Returns

Growth stocks were profoundly impacted by a slowdown in overall economic activity and concerns about the prospects for future economic growth during the past fiscal year ended October 31, 2001. Losses were nearly universal as the NASDAQ Composite Index experienced two of its five worst quarters of all time, and 10 of the 11 sectors of the Russell 3000 Growth Index posted declines. The overall Russell 3000 Growth Index was down 39.34% for the year.

The All-Cap Growth Equity Portfolio was down substantially as well for the fiscal year with a 46.64% decline that lagged that of the benchmark, the Russell 3000 Growth Index. Technology stocks were the hardest hit stocks during the year, as many companies experienced a reversal in the sales and earnings growth of prior years and the financial health of many stocks in this sector became questioned. Declines in this sector were widespread, with over 80% of the stocks in the Russell 3000 Growth Index posting negative returns for the year. Within the technology sector, communications-related companies (telecommunications in particular) suffered some of the largest losses as capital spending in this area rapidly declined and several end customers became insolvent. Our relatively high concentration in these issues was one of the main drivers of the Portfolio's poor performance over the period. JDS Uniphase, a provider of advanced fiber optic components, is one such company impacted by the capital spending slowdown, as it declined over 80% during the year. We consequently exited from this position during the year.

Software providers also performed poorly. i2 Technologies, a provider of enterprise software, was also down almost 80% as corporate demand for its products eroded in the current economic climate. We have sold our position in this stock as well.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year                         Since Inception
(46.64%)                         (31.34%)
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                                 All-Cap Growth     Russell 3000
                                                Equity Portfolio    Growth Index

 3.31.00                                            $10                $10
 4.30.00                                              9.98               9.5
 7.31.00                                             10.27               9.3
10.31.00                                             10.32               8.7
 1.31.01                                              8.65               7.7
 4.30.01                                              6.88               6.5
 7.31.01                                              6.59               6.1
10.31.01                                              5.51               5.3

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Russell 3000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The All-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


12 Delaware Pooled Trust o 2001 Annual Report

Financial stocks were the best performing issues, appreciating an average 9%, and the Portfolio's performance was helped by our relative overweighted position in this sector. XL Capital, a leading property and casualty insurer, was one of the best performing issues in this sector, helped by an improving pricing cycle. Some of our consumer-related stocks also did well during the year, with Lowe's Companies - a national hardware chain - being one of the best performers.

Looking forward, while we are encouraged by the strong market rebound that took place in October, we are still concerned about the lingering reduction in capital spending and increasing layoffs that may affect consumer spending. Throughout the year, we have maintained our discipline in culling names from the Portfolio whose future prospects have diminished, and replacing them with higher quality stocks that may have previously fallen outside of our valuation parameters. We feel that these market leaders with the strongest growth prospects will benefit the most from an overall market rebound, but should also be the most likely to outperform if the market once again deteriorates.

Portfolio Manager

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Portfolio Profile
October 31, 2001

Total net assets ............................................       $9.2 million

Inception date ..............................................     March 31, 2000

Asset composition (based on total net assets)
   Common stocks ............................................             92.76%
   Cash equivalents and other net assets ....................              7.24%

Number of holdings ..........................................                 49

Top 10 holdings

      1.    Genentech
      2.    Comcast Special Class A
      3.    Freddie Mac
      4.    Fannie Mae
      5.    Kohl's
      6.    First Data
      7.    AOL Time Warner
      8.    Bed Bath & Beyond
      9.    Amgen
      10.   Lowe's Companies

Industry composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Consumer Non-Durables                                                     20.70%
Banking & Finance                                                         20.48%
Technology                                                                14.49%
Healthcare & Pharmaceuticals                                              12.35%
Business Services                                                          9.79%
Consumer Services                                                          9.69%
Insurance                                                                  2.26%
Energy                                                                     2.17%
Utilities                                                                  0.83%
Net Cash & Other Assets                                                    7.24%


                                   2001 Annual Report o Delaware Pooled Trust 13

Large-Cap Growth Equity:
Market Uncertainty Restricts Returns

For the one-year period ended October 31, 2001, The Large-Cap Growth Equity Portfolio returned (40.11)%, performing on par with its benchmark, the Russell 1000 Growth Index, which declined 39.95% for the period. This has certainly been a frustrating year for equity investors.

In this difficult investment environment, we continued to follow the Portfolio's fundamental strategy of bottom-up stock picking, seeking companies that appear to be leaders in their respective sectors, with strong, innovative products, solid financial positions and excellent management. Some of our most successful stocks during the period were in the healthcare, defense and retail sectors.

In the healthcare sector, Johnson & Johnson attained new all-time highs based on the strong performance of its consumer products and hospital supplies businesses. Baxter International is another well-managed company with a strong niche in its Factor 8 product for the treatment of hemophilia.

Our only position in the defense sector is General Dynamics. In our opinion, this is an extremely well run company that generates a lot of free cash flow. Even before the events of September 11th, we felt General Dynamics was likely to benefit from a pent-up need for increased defense spending. Now that need is even stronger. During the third quarter of 2001, the market began to recognize this fact and accorded the stock a higher multiple.

Wal-Mart Stores is our only holding in the retail sector. The company stumbled in its execution a few years ago, but now has recovered nicely.

Unfortunately, not all of the selections in the Portfolio performed as well as those just mentioned. Technology and telecommunications holdings performed particularly poorly, as those sectors have been experiencing their own individual recession.

We still believe that our holdings in the media/broadcasting industry, such as Viacom, AOL Time Warner and Clear Channel Communications are wonderful long-term investments. But they were not good stocks to own this past year. While they are still profitable, their earnings numbers are coming down from higher levels in previous quarters. In this market, any disappointments--even relative ones--have been treated harshly.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year                         Since Inception
(40.11%)                         (40.11%)
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                                   Large-Cap        Russell 1000
                                                 Growth Equity      Growth Index

10.31.00                                           $10                $10
 1.31.01                                             9.77               8.8
 4.30.01                                             7.82               7.4
 7.31.01                                             6.99               6.9
10.31.01                                             5.98               6

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Russell 1000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Large-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


14 Delaware Pooled Trust o 2001 Annual Report

Similarly, our investments in the energy (Enron, Dynegy) and financial (Merrill Lynch, Golden West Financial) sectors did not work as we had hoped over the last 12 months. However, because of our emphasis on quality management, financials and products, we believe that our companies are well positioned to lead the market in its inevitable recovery.

Going forward, the trick will be to identify those companies that will be able to respond to the productivity challenge in a very efficient manner. Additionally, we believe we should see some kind of response to the recent, aggressive economic stimuli sometime in the second half of 2002, which should make the economy start to expand again. We are cautiously looking forward to that time, as we think we own very strong, well-positioned companies that will be able to deal with current uncertainties better than most other companies.

Portfolio Managers

Francis J. Houghton, Jr.

Prior to joining Delaware's affiliate, Lynch & Mayer in 1990 (merged into Delaware Investment Advisers in 2000), Mr. Houghton was Chairman of BMI Capital Corp. (1984-1990); Portfolio Manager, Neuberger & Berman (1977-1984); Partner, Member of the Executive Committee and Director of Research, Oppenheimer & Co., Inc. (1969-1977); Vice President and Portfolio Manager, J.M. Hartwell & Co. (1967-1969). He received a BBA from Manhattan College and attended NYU Graduate School of Business Administration.

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Portfolio Profile
October 31, 2001

Total net assets .......................................            $1.2 million

Inception date .........................................        October 31, 2000

Asset composition (based on total net assets)
   Common stocks .......................................                  90.66%
   Cash equivalents and other net assets ...............                   9.34%

Number of holdings .....................................                      47

Top 10 holdings

      1.    Dynegy
      2.    Johnson & Johnson
      3.    Baxter International
      4.    BJ Services
      5.    Abbott Laboratories
      6.    Genentech
      7.    General Dynamics
      8.    Comcast Special Class A
      9.    Eli Lilly
      10.   Schering-Plough

Industry composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Healthcare & Pharmaceuticals                                              22.96%
Energy                                                                    11.99%
Banking & Finance                                                         10.03%
Computers & Technology                                                     8.13%
Consumer Non-Durables                                                      7.83%
Electronics & Electrical Equipment                                         5.88%
Business Services                                                          4.48%
Technology                                                                 3.69%
Aerospace & Defense                                                        3.41%
Retail                                                                     2.57%
Consumer Services                                                          2.21%
Cable, Media & Publishing                                                  2.13%
Transportation & Shipping                                                  1.70%
Food, Beverage & Tobacco                                                   1.39%
Telecommunications                                                         1.12%
Industrial Machinery                                                       0.85%
Insurance                                                                  0.29%
Net Cash & Other Net Assets                                                9.34%


                                   2001 Annual Report o Delaware Pooled Trust 15

Mid-Cap Growth Equity:
Technology Exposure Reduces Returns

The past fiscal year saw significant declines in stock prices, driven by a slowdown in overall economic activity and concerns about the prospects for future economic growth. Although all major indices posted negative returns for the period, growth stocks were particularly hard hit. During the year ended October 31, 2001, the NASDAQ Composite Index experienced two of its five worst quarters of all time, and was down almost 50%. Midcap growth stocks were one of the poorest performers during the year, as the Russell Midcap Growth Index returned (42.78)% and the Mid-Cap Growth Equity Portfolio returned (41.66)% for the period. Stocks in all industries were impacted, as 10 of the 11 sectors within the Russell Midcap Growth Index were down for the year.

Technology stocks continued to be pummeled during the fiscal year, as many companies experienced a reversal in the sales and earnings growth of prior years and the financial health of many stocks in this sector came into question. JDS Uniphase, a leading provider of fiber optic components and modules, especially suffered during the year. At the beginning of the fiscal year, JDS Uniphase was trading at $81.44. At the close of fiscal year 2001, however, JDS Uniphase was selling at $7.99 per share, having declined over 90% during the year. Earnings and sales were also impacted, as the company reported a loss of $.20 per share and a quarter-over-quarter sales decline of 58% in the third quarter of 2001. We closed our position in JDS Uniphase in June of 2001.

Numerous stocks in other sectors were also negatively impacted by the September 11th attacks. In the leisure, lodging & entertainment sector, Royal Caribbean Cruise Lines was in our Portfolio at the time of the attacks, and is down almost 50% since. We closed our position in this stock in late September under the belief that vacation-related travel will continue to experience declines in the

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Five Years         Since Inception
(41.66%)             10.11%                   8.66%              9.61%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                              Mid-Cap Growth      Russell Midcap
                                              Equity Portfolio    Growth Index

 2.27.92                                          $10                $10
10.31.92                                            9.04               9.9
10.31.93                                           11.22              11.8
10.31.94                                           11.26              12.1
10.31.95                                           13.46              15
10.31.96                                           16.05              17.7
10.31.97                                           17.95              22
10.31.98                                           18.21              22.6
10.31.99                                           27.08              31.1
10.31.00                                           41.67              43.1
10.31.01                                           24.31              24.7

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Russell Midcap Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Mid-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


16 Delaware Pooled Trust o 2001 Annual Report near future. There were some winners in this sector, however, including Darden Restaurants, which increased by 43% over the fiscal year.

Financial stocks were the best performing issues, appreciating an average 14%, and the Portfolio's performance was helped by our relative overweighting in this sector.

Looking forward, while we are encouraged by the strong market rebound that took place in October, we are still concerned about the lingering reduction in capital spending and increasing layoffs that may affect consumer spending. Throughout the year we have maintained our discipline in selecting names from the Portfolio whose future prospects have diminished, and replacing them with higher quality stocks that may have previously fallen outside of our valuation parameters. We feel that these market leaders with stronger growth prospects will benefit the most from an overall market rebound, but should also be the most likely to outperform if the market once again deteriorates.

Portfolio Managers

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

John A. Heffern

Mr. Heffern earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. He joined Delaware in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Portfolio Profile
October 31, 2001

Total net assets ......................................             $2.7 million

Inception date ........................................        February 27, 1992

Asset composition (based on total net assets)
   Common stocks ......................................                   94.14%
   Cash equivalents and other net assets ..............                    5.86%

Number of holdings ....................................                       47

Top 10 holdings

      1.    Countrywide Credit Industries
      2.    Kohl's
      3.    Concord EFS
      4.    Genentech
      5.    Adelphia Communications Class A
      6.    ACE Limited
      7.    Ambac Financial Group
      8.    Bed Bath & Beyond
      9.    Affiliated Computer Services Class A
      10.   Cooper Cameron

Industry composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Banking & Finance                                                         18.72%
Insurance                                                                 12.84%
Retail                                                                    12.34%
Computers & Technology                                                    10.82%
Business Services                                                          7.62%
Healthcare & Pharmaceuticals                                               6.91%
Leisure, Lodging & Entertainment                                           6.29%
Cable, Media & Publishing                                                  5.43%
Telecommunications                                                         3.33%
Energy                                                                     3.23%
Basic Industry/Capital Goods                                               2.43%
Real Estate                                                                2.08%
Textiles, Apparel & Furniture                                              1.14%
Buildings & Materials                                                      0.96%
Net Cash & Other Net Assets                                                5.86%


                                   2001 Annual Report o Delaware Pooled Trust 17

Small-Cap Growth Equity:
Small-Cap Stocks Look Promising

A slowdown in overall economic activity and concerns about the prospects for future economic growth drove stock prices down substantially during the fiscal year ended October 31, 2001. Although all major indices posted negative returns for the period, growth stocks were particularly hard hit, as the NASDAQ Composite Index experienced two of its five worst quarters of all time. On a relative basis, small-capitalization stocks performed better than other cap sizes. The Russell 2000 Growth Index's (31.50)% return proved more buoyant than the (39.95)% return of the large-capitalization Russell 1000 Growth Index and the (42.78)% return of the Russell Midcap Growth Index.

The Small-Cap Growth Equity Portfolio was also down 40.69% for the fiscal year, trailing its benchmark, the Russell 2000 Growth Index. Technology stocks came under the most pressure during the year as many companies experienced a reversal in the sales and earnings growth of prior years and the financial health of many stocks in this sector came into question. For example, over 80% of the stocks in the technology sector of the Russell 2000 Growth Index declined during the period and more than half of the stocks in the sector declined by greater than 50%. Our technology holdings similarly suffered heavy losses and the Portfolio's relative underperformance can be attributed to our overweighting in technology issues.

PMC-Sierra and i2 Technologies are two examples of our technology holdings, and each was down more than 80% during the fiscal year because of declining sales and earnings. We have exited from both positions, and our overall technology weighting is now lower than the benchmark's.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Since Inception
(40.69%)             9.82%                    12.96%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                               Small-Cap Growth     Russell 2000
                                               Equity Portfolio     Growth Index

 9.15.98                                          $10                  $10
10.31.98                                           11.01                11.6
 1.31.99                                           13.63                14.2
 4.30.99                                           13.71                14.6
 7.31.99                                           15.46                14.9
10.31.99                                           16.73                15
 1.31.00                                           20.84                19.3
 4.30.00                                           23.99                19.1
 7.31.00                                           24.65                18
10.31.00                                           24.69                17.4
 1.31.01                                           20.5                 16.3
 4.30.01                                           17.03                14.4
 7.31.01                                           16.86                13.8
10.31.01                                           14.65                11.9

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. While investing in small company stocks may offer greater appreciation potential than other types or classes of securities, it generally involves greater investment risk. The Russell 2000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Small-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


18 Delaware Pooled Trust o 2001 Annual Report

Financial stocks were the best performing issues, appreciating an average 23%, and the Portfolio's performance was helped by our relative overweighted position in this sector. Doral Financial posted the largest return in this sector during the year, up 98%, based on improved earnings resulting from the Federal Reserve's interest-rate cuts and increased mortgage activity. Some consumer-related stocks also did well during the year. American Italian Pasta, a producer and marketer of pasta products, appreciated more than 100% during the fiscal year as it continued to post solid growth in sales and earnings.

Looking forward, while we are encouraged by the strong market rebound that took place in October, we are still concerned about the lingering reduction in capital spending and increasing layoffs that may affect consumer spending. Throughout the year, we have maintained our discipline in selecting names from the Portfolio whose future prospects have diminished, and replacing them with higher quality stocks that may have previously fallen outside of our valuation parameters. We feel that these market leaders with stronger growth prospects will benefit the most from an overall market rebound, but should also be the most likely to outperform if the market once again deteriorates.

Portfolio Managers

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Marshall T. Bassett

Mr. Bassett joined Delaware in 1997. In his most recent position, he served as a Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Before that, he was a Trust Officer at Sovran Bank and Trust Company. He holds bachelor's and MBA degrees from Duke University.

Portfolio Profile
October 31, 2001

Total net assets ....................................              $35.6 million

Inception date ......................................         September 15, 1998

Asset composition (based on total net assets)
   Common stocks ....................................                     93.92%
   Cash equivalents and other net assets ............                      6.08%

Number of holdings ..................................                         77

Top 10 holdings

      1.    Henry (Jack) & Associates
      2.    PartnerRe Limited
      3.    Radian Group
      4.    Sonic
      5.    Neurocrine Biosciences
      6.    Trimeris
      7.    Everest Re Group
      8.    Krispy Kreme Doughnuts
      9.    Mettler-Toledo International
      10.   Cheesecake Factory

Industry composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Consumer Services                                                         16.29%
Consumer Non-Durable/Retail                                               14.55%
Healthcare & Pharmaceuticals                                              12.29%
Insurance                                                                 10.80%
Technology/Communications                                                  9.40%
Technology/Software                                                        7.33%
Banking & Finance                                                          6.88%
Business Services                                                          5.45%
Consumer Durables/Cyclicals                                                4.34%
Basic Industry/Capital Goods                                               2.96%
Technology/Hardware                                                        2.69%
Transportation                                                             0.94%
Net Cash & Other Assets                                                    6.08%


                                   2001 Annual Report o Delaware Pooled Trust 19

Real Estate Investment Trust II:
Defensively Positioned REITs Outperform Other Major Indices

Throughout the fiscal period, equity REITs have provided a safe haven for investors, offering-as a group-modest earnings growth, attractive and stable dividend yields, and outperformance over other major equity indices. For the year ended October 31, 2001, the REIT Portfolio II posted a return of 11.07% versus 14.29% for its benchmark, the NAREIT Equity REIT Index. A significant portion of the Portfolio's gains came during the final weeks of 2000, when high-quality, growth-oriented, larger cap REITs posted strong performances.

Much of our underperformance versus our benchmark was due to the rotation of investors into lower-quality, higher-yielding REIT investments, which began in the first quarter of 2001 and in which we did not participate. This trend, however, appears to be shifting back toward a more sober appraisal of fundamentals, which should benefit us in the coming quarters. REIT investors are beginning to realized that all dividends are not created equally: The combination of solid fundamentals--and good management--will be needed by companies to get through this difficult period. We think the Portfolio's emphasis on quality and consistency of earnings places us in a solid defensive position.

One of the sectors in which we've outperformed relative to the benchmark is apartments. The consensus view has held that apartments are among the most defensive of real-estate sectors because of the stability in demand. We've long been contrarians in approaching this sector critically. Looking at valuations, we viewed them as expensive and have held an underweighted position all year. The markets finally took note as apartments began to perform poorly near the end of the fiscal period. We think apartments, as a whole, will continue to struggle for some time, considering their current valuations. One holding that we think will be an exception is AvalonBay Communities, one of the few companies that is still developing properties.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Since Inception
11.07%               11.01%                   4.68%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                      Real Estate Investment       NAREIT Equity
                                        Trust Portfolio II           REIT Index

 11.3.97                                    $10                       $10
 1.31.98                                     10.31                     10.4
 4.30.98                                     10.07                     10.1
 7.31.98                                      9.41                      9.3
10.31.98                                      8.77                      8.7
 1.31.99                                      8.84                      8.4
 4.30.99                                      9.42                      9
 7.31.99                                      9.33                      8.8
10.31.99                                      8.59                      8.1
 1.31.00                                      8.93                      8.3
 4.30.00                                      9.74                      9
 7.31.00                                     11.16                     10.1
10.31.00                                     10.81                      9.6
 1.31.01                                     11.79                     10.5
 4.30.01                                     11.79                     10.7
 7.31.01                                     12.42                     11.4
10.31.01                                     12                        11

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The NAREIT Equity REIT Index is an unmanaged composite and a theoretical measure of the performance of real estate investment trust stocks in aggregate rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Real Estate Investment Trust Portfolio II during the period shown. Performance would have been lower if the expense limitation was not in effect.

   Funds such as The Real Estate Investment Trust Portfolio II that concentrate investments on one industry may involve greater risks than more diversified funds, including a greater potential for volatility.


20 Delaware Pooled Trust o 2001 Annual Report

Without a doubt, the hotel sector has been hardest hit since September 11th. Earlier in the year hotels performed relatively well, prompting us to take profits in that sector, which in turn helped our relative performance. We're currently looking judiciously to raise our exposure to hotels as the right opportunities arise. Similarly, regional malls, as a group, were pummeled post-September 11th. The resulting prices for some quality companies were impossibly low, and we added to our positions opportunistically.

We continue to be overweighted in the office and industrial sectors as we hold to our focus on buying companies with high-quality assets that are less subject to a slowdown in the economy. Industrials, particularly, are slightly more defensive at this time as the need for space is less cyclical. In the office sector, one event of note was the first-ever inclusion of a REIT in the S&P 500, effective October 9th. The stock, Equity Office Properties Trust, the largest office company in the world, comprises about 10% of the NAREIT Equity REIT Index. We went from a significant overweighted position in the stock, prior to October 9th, to an underweighted position on that day as prices briefly rose. Our opportunistic selling helped us to outperform relative to the Index.

One of the most compelling arguments for REITs is the dividend income they provide. Over the long run, dividend growth can be a key driver of long-term total returns. Because of our commitment to quality, we believe our companies' dividends are relatively safe, and despite the turmoil in the markets, we see the majority of them as likely to increase their dividends over the next 12 to 24 months. Looking ahead, even if we approach the next 12 months conservatively, we nonetheless anticipate relatively strong cash flow growth. REITs are not by any means immune to a slowing economy, but we expect the impact to be muted relative to other equity plays.

Portfolio Managers

Damon J. Andres, CFA

Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware in 1994, Mr. Andres performed investment-consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA Charterholder.

Thomas J. Trotman, CFA

Mr. Trotman earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Before joining Delaware in 1995, he was Vice President and Director of Credit Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA Charterholder.

Portfolio Profile

October 31, 2001

Total net assets ......................................            $10.0 million

Inception date ........................................         November 3, 1997

Asset composition (based on total net assets)
   Common stocks ......................................                   97.70%
   Cash equivalents and other net assets ..............                    2.30%

Number of holdings ....................................                       31

Top 10 holdings

      1.    Equity Office Properties Trust
      2.    Vornado Realty Trust
      3.    Simon Property Group
      4.    AMB Property
      5.    Pan Pacific Retail Properties
      6.    General Growth Properties
      7.    ProLogis Trust
      8.    Prentiss Properties Trust
      9.    Chateau Communities
      10.   SL Green Realty

Industry composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Office REITs                                                              21.54%
Multifamily REITs                                                         14.16%
Mall REITs                                                                11.94%
Office/Industrial REITs                                                   10.90%
Industrial REITs                                                          10.35%
Other/Operating Companies                                                  7.77%
Retail Strip Center REITs                                                  7.11%
Manufactured Housing REITs                                                 6.34%
Diversified REITs                                                          4.94%
Healthcare REITs                                                           1.87%
Hotel REITs                                                                0.78%
Net Cash & Other Assets                                                    2.30%


                                   2001 Annual Report o Delaware Pooled Trust 21

Intermediate Fixed Income:
High Quality Corporates Benefit Portfolio

The Intermediate Fixed Income Portfolio returned 13.36% for the fiscal year ended October 31, 2001. The Portfolio underperformed its benchmark--the Lehman Brothers Intermediate Government/Credit Index--which posted a return of 14.25% during the same period. The tragic events of September 11th further weakened an already deteriorating U.S. economy. In a dramatic flight to quality, investors sought shelter in U.S. Treasury notes, which were among the strongest-performing fixed-income securities. The Portfolio was underweighted in this sector relative to the index--a strategy that contributed to negative performance during September and October.

The Portfolio's overweighting in investment-grade corporates enhanced the Portfolio's return earlier in the fiscal year. Seeking to restore growth to a weakening economy, the Federal Reserve instituted a series of nine interest rate cuts through October 2001. These actions encouraged high quality corporate borrowers to refinance their debt at lower rates, substantially increasing new issuance. As investors flocked to own high quality corporate bonds, new supply was met by demand. As a result, investment-grade corporate bonds outperformed all other fixed-income sectors in the first half of 2001.

As the majority of companies have already refinanced existing debt and have little need to finance capital spending, new issuance will likely decrease in the months ahead. We anticipate that corporate spreads, which are at historically wide levels, will likely narrow as the market begins to discount any near term economic recovery.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Five Years         Since Inception
13.36%               7.10%                    7.09%              7.01%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                                             Lehman Brothers
                               Intermediate Fixed             Intermediate
                                Income Portfolio         Government/Credit Index

 3.21.96                           $10                          $10
10.31.96                            10.41                        10.4
10.31.97                            11.15                        11.11
10.31.98                            11.92                        12.2
10.31.99                            12.06                        12.3
10.31.00                            12.91                        13.1
10.31.01                            14.66                        14.9

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Intermediate Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


22 Delaware Pooled Trust o 2001 Annual Report

Early in 2001, the Portfolio's return was enhanced by an underweighted position in the mortgage-backed sector relative to the index. During July and August, however, the mortgage-backed sector underperformed other sectors as declining interest rates heightened fears of increased refinancing activity. The Portfolio's holdings in this sector negatively impacted performance. Toward the close of the fiscal year, we began increasing our exposure to the mortgage-backed sector, as yield premiums were at historically cheap valuations. We believe that the steep yield curve in conjunction with a high level of liquidity in the financial system should help mortgages to outperform over the next 6-9 months.

While the prospects for U.S. economic recovery have been delayed somewhat by the events of September 11th, we remain confident that the fundamentals are in place for a modest rebound in the second or third quarter of 2002. We believe that the spread sectors of the fixed income market--corporates, mortgages, and asset-backed securities--offer excellent value. We also anticipate that investors seeking higher yields than traditional money market funds will turn to short and intermediate term bonds where they can pick up extra interest due to the steepness of the yield curve. This shift could benefit the types of issues held in the Portfolio due to increased demand.

Portfolio Managers

Paul Grillo, CFA

Mr. Grillo holds a bachelor's degree in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, he served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist, Portfolio Manager and Financial Analyst at Chemical Bank. Mr. Grillo is a CFA Charterholder.

Stephen R. Cianci, CFA

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA Charterholder.

Portfolio Profile
October 31, 2001

Total net assets ...................................                $6.4 million

Inception date .....................................              March 12, 1996

Number of holdings .................................                          66

Top 10 holdings

      1.    Fannie Mae 5.50% 2/15/06
      2. Philadelphia, Pennsylvania Authority for Industrial Development Series 97A 6.488% 6/15/04
      3.    SLM Student Loan Trust Series 96-2 A2 3.7225% 7/27/09
      4     DVI Receivables Series 01-1 A4 5.808% 4/11/09
      5.    U.S. Treasury Note 4.25% 3/31/03
      6.    Freddie Mac 5.50% 7/15/06
      7.    France Telecom 144A 7.75% 3/1/11
      8     GNMA Series 98-9B 6.85% 12/20/25
      9.    Fannie Mae 6.50% 6/1/31
      10.   U.S. Treasury Note 5.00% 8/15/11

Asset composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Corporate Bonds                                                           39.60%
Asset-Backed Securities                                                   14.13%
Agency Mortgage-Backed Securities                                         10.55%
Agency Obligations                                                         9.85%
U.S. Treasury Obligations                                                  7.85%
Commercial Mortgage-Backed Securities                                      7.31%
Agency Collateralized Mortgage Obligations                                 5.54%
Preferred Stock                                                            1.32%
Net Cash & Other Assets                                                    3.85%


                                   2001 Annual Report o Delaware Pooled Trust 23

Aggregate Fixed Income:
Investors' Flight to Quality Weakens Performance

In light of continued economic slowing in the U.S. and abroad, The Aggregate Fixed Income Portfolio continues to maintain a focus on more liquid, high quality securities with an overall weighted-average credit quality of AAA. While The Aggregate Fixed Income Portfolio returned 12.06% for the fiscal year ended October 31, 2001, it lagged its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 14.56%. This underperformance can be largely attributed to a portfolio overweighting in the corporate bond sector, which was negatively impacted by the dramatic flight to quality following the events of September 11th.

Early in the Portfolio's fiscal year, we increased exposure to the corporate bond sector, anticipating a performance rebound as a result of monetary easing by the Federal Reserve. The most significant returns were realized in April. By mid-June, announcements of negative pre-earnings and the lower probability of a mid-year recovery began to surface, forcing investor sentiment downward. While the Portfolio benefited from a reduction in yield premiums on its corporate bond holdings in July, we reduced exposure to the corporate bond sector during August and September, though we are still relatively overweighted.

Corporate spreads, which are currently athistorically wide levels, will likely narrow as the market begins to discount any near-term economic recovery. The steep yield curve--which results in lower prices, makes it easier for investors to finance the fixed income portion of their portfolio. We expect new issuance will decrease in intensity as the majority of companies have already refinanced existing debt and have little need to finance capital spending.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Since Inception
12.06%               5.54%                    6.26%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                                                Lehman Brothers
                                   Aggregate Fixed                 Aggregate
                                   Income Portfolio               Bond Index

12.29.97                               $10                          $10
 1.31.98                                10.                          10.1
 4.30.98                                10.                          10.2
 7.31.98                                10.                          10.4
10.31.98                                10.                          10.8
 1.31.99                                10.                          10.9
 4.30.99                                10.                          10.8
 7.31.99                                10.                          10.7
10.31.99                                10.                          10.8
 1.31.00                                10.                          10.7
 4.30.00                                10.                          11
 7.31.00                                11.                          11.3
10.31.00                                11.                          11.6
 1.31.01                                11.                          12.2
 4.30.01                                12.                          12.3
 7.31.01                                12.                          12.7
10.31.01                                12.                          13.3

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Lehman Brothers Aggregate Bond Index is an unmanaged index and a theoretical measure of bond-market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Aggregate Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


24 Delaware Pooled Trust o 2001 Annual Report

Throughout much of the year, we remained underweighted in the mortgage sector relative to the index--a strategy that proved beneficial to the Portfolio during a period of declining interest rates. We have recently begun to increase exposure to this sector as yield premiums have been at historically cheap valuations. We believe that the steep yield curve, coupled with a high level of liquidity in the financial system, should prompt mortgages to outperform over the next 6-9 months.

While we believe the U.S. economy may continue its downward trend in the near term, we remain confident that fundamentals are in place for a modest rebound in the second or third quarter of 2002. Overall, we believe that the spread sectors of the fixed income market--corporates, mortgages, and asset-backed securities--offer excellent value going forward. We also anticipate that investors seeking higher yields than traditional money market funds will turn to short and intermediate term bonds where they can pick up extra interest due to the steepness of the yield curve. This shift could benefit the types of issues held in the Portfolio due to increased demand.

Portfolio Managers

Paul Grillo, CFA

Mr. Grillo holds a bachelor's degree in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, he served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist, Portfolio Manager and Financial Analyst at Chemical Bank. Mr. Grillo is a CFA Charterholder.

Stephen R. Cianci, CFA

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA Charterholder.

Portfolio Profile

October 31, 2001

Total net assets .................................                  $3.0 million

Inception date ...................................             December 29, 1997

Number of holdings ...............................                            68

Top 10 holdings

      1.    Fannie Mae 6.50% 10/1/16
      2.    Fannie Mae 7.50% 10/1/29
      3.    Fannie Mae 6.50% 9/1/31
      4.    U.S. Treasury Note 4.00% 4/30/03
      5.    Freddie Mac 5.50% 7/15/06
      6.    Fannie Mae 7.50% 3/1/31
      7.    Freddie Mac 6.75% 3/15/31
      8.    Fannie Mae 6.50% 10/1/31
      9.    Chase Commercial Mortgage Securities Series 96-2 C 6.90% 11/19/06
      10.   Centex Home Equity Series 01-B A4 6.41% 2/25/30

Asset composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Corporate Bonds .................................................         28.02%
Agency Mortgage-Backed Securities ...............................         27.66%
Asset-Backed Securities .........................................         12.16%
Agency Obligations ..............................................         10.03%
Commerical Mortgage-Backed Securities ...........................          8.93%
U.S. Treasury Obligations .......................................          8.60%
Agency Collateralized Mortgage Obligations ......................          3.96%
Preferred Stock .................................................          1.13%
Liabilities Net of Receivables & Other Assets ...................         -0.49%


                                   2001 Annual Report o Delaware Pooled Trust 25

High-Yield Bond:
Telecommunications Holdings Strain Performance

The aftermath of September 11th had a dismal effect on the high-yield markets, further weakening investor confidence. The Portfolio's benchmark, the Salomon Smith Barney High-Yield Cash Pay Index, which posted a 1.4% return year-to-date at the beginning of September, plunged to (6.6)% by month-end. For the fiscal year ended October 31, 2001, The High-Yield Bond Portfolio had posted a 4.71% loss, while the Salomon Smith Barney High-Yield Cash Pay Index returned 2.26%.

At the start of the fiscal year, investors began fleeing to safer, investment-grade fixed income securities, leaving the high-yield market out to dry. The telecommunications sector was hardest hit by this market shift and significantly detracted from our performance. Throughout the year, we were paring back our telecommunications position, though we were still slightly overweighted versus our benchmark at the end of the fiscal year. In fact, we largely attribute the Portfolio's underperformance to our high concentration of telecommunications holdings (which currently comprise the Portfolio's second-largest allocation).

In response to continued economic weakness at home and the ongoing conflict abroad, we've increased our positions in defensive industries, focusing on companies that offer positive cash flows and solid revenues. We believe that defensive sectors like cable, media & publishing, utilities, chemical, healthcare and capital goods will be least affected by market volatility and offer fixed-income investors the strongest potential returns.

At the close of the fiscal year, the Portfolio was most heavily weighted in cable, media & publishing. Unlike telecommunications companies, which rely heavily on capital markets to finance their business plans, cable subscribers provide companies with ongoing cash flow that can be used to fund additional growth. In our opinion, this financial self-reliance is a very appealing feature, given the cautious nature of the market. We believe certain cable and media companies, like Charter Communications Holdings, will be strong performers in the months ahead.

Another defensive sector we like is chemical. As investors shun higher risk industries in favor of defensive names,

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Since Inception
(4.71%)              (0.64%)                  3.07%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                    High-Yield          Salomon Smith Barney
                                  Bond Portfolio      High-Yield Cash Pay Index

 12.2.96                             $10                     $10
 4.30.97                              10.53                   10.3
10.31.97                              11.79                   11.2
 4.30.98                              12.76                   11.9
10.31.98                              11.83                   11.4
 4.30.99                              12.47                   12.2
10.31.99                              11.7                    11.7
 4.30.00                              12.38                   11.7
10.31.00                              12.17                   11.6
 4.30.01                              11.68                   12.1
10.31.01                              11.6                    11.9

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The High-Yield Bond Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


26 Delaware Pooled Trust o 2001 Annual Report

IMC Global is benefiting from renewed investor interest in traditional chemical issuers. IMC Global--a fertilizer producer for the agricultural industry--provided the Portfolio with solid performance during the fiscal year.

While the dramatic flight to quality has negatively impacted the demand for new issuance, we believe the high-yield market stands to benefit from renewed interest as investors willing to accept more risk seek higher yielding alternatives to CDs and Treasuries. Though near-term uncertainty for the U.S. markets remains likely, we are confident that our highly selective, disciplined approach will benefit the Portfolio when a rebound occurs.

Portfolio Managers

Peter C. Andersen, CFA

Mr. Andersen earned a master's degree in Finance from Harvard University and also holds a master's degree in Physics from Yale University. Mr. Andersen received a bachelor's degree in mathematics/physics from Northeastern. Prior to joining Delaware in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a CFA Charterholder.

Jude T. Driscoll

Mr. Driscoll received a bachelor's degree from the University of Pennsylvania. Prior to joining Delaware in 2000 he served as Senior Vice President for Conseco Capital Management's fixed income group. Mr. Driscoll previously was a managing director of NationsBanc Montgomery Securities from 1996 to 1998 and was head of utility trading for Goldman Sachs & Co. from 1991 to 1996. His first tenure at Conseco began in 1989, when he served as an assistant portfolio manager.

Portfolio Profile
October 31, 2001

Total net assets ..........................................         $3.3 million

Inception date ............................................     December 2, 1996

Number of holdings ........................................                  150

Top 10 holdings

      1.    Charter Communications Holdings 11.125% 1/15/11
      2.    Adelphia Communications 10.25% 11/1/06
      3.    Calpine 8.625% 8/15/10
      4.    CSC Holdings PIK 11.75%
      5.    Rogers Cablesystems 10.00% 3/15/05
      6.    AES 10.25% 7/15/06
      7.    Beaver Valley Funding 9.00% 6/1/17
      8.    Kinetic Concepts 9.625% 11/1/07
      9.    J. Crew 10.375% 10/15/07
      10.   Saks 7.00% 7/15/04

Asset composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Cable, Media & Publishing                                                 13.53%
Telecommunications                                                         8.49%
Healthcare & Pharmaceuticals                                               8.29%
Food, Beverage & Tobacco                                                   7.66%
Energy                                                                     6.93%
Retail                                                                     5.93%
Miscellaneous                                                              5.23%
Utilities                                                                  5.21%
Banking, Finance & Insurance                                               5.20%
Leisure, Lodging & Entertainment                                           4.56%
Chemicals                                                                  4.12%
Automobiles and Automotive Parts                                           3.36%
Industrial Machinery                                                       3.09%
Real Estate                                                                2.88%
Packaging & Containers                                                     2.30%
Metals & Mining                                                            2.17%
Consumer Products                                                          2.15%
Government Bonds                                                           1.68%
Transportation & Shipping                                                  1.65%
Paper & Forest Products                                                    1.44%
Collateralized Mortgage Obligations                                        0.63%
Asset-Backed Securities                                                    0.61%
Preferred Stocks                                                           3.90%
Warrants                                                                   0.08%
Net Cash & Other Liabilities                                              -1.09%


                                   2001 Annual Report o Delaware Pooled Trust 27

Diversified Core Fixed Income:
International Holdings Give Portfolio a Boost

Despite a difficult economic environment, The Diversified Core Fixed Income Portfolio posted a 14.78% return for the fiscal year ended October 31, 2001, outperforming its benchmark--the Lehman Brothers Aggregate Bond Index--which returned 14.56%.

Following the events of September 11th, the Portfolio's overweighting in international bonds boosted performance, as the U.S. dollar weakened against all major currencies, except for the Canadian and Australian dollars. This was offset by negative performance from the investment-grade and high-yield corporate sectors, which dampened performance during September and October.

Early in 2001, the investment-grade sector benefited from monetary easing by the Federal Reserve designed to help stimulate a weakening economy. These rate cuts encouraged higher quality corporations to refinance their debt at more attractive rates while lower rated, higher risk issues were denied access to the capital markets. The resulting new issuance was met by strong demand as investors began focusing on quality fixed-income vehicles. Through the end of June, investment-grade corporate bonds had outperformed all other fixed-income sectors (Source: Moody's Investment Services). We expect the rapid rate of new supply to slow enormously, as most companies have refinanced existing debt and have little need to finance capital spending.

During the second half of 2001, the domestic high-yield markets suffered considerably as a result of increased defaults and low demand. The fallout from September 11th further weakened the corporate bond market. The Portfolio's exposure to both investment-grade and high-yield corporate bonds negatively impacted performance as investors reallocated assets to higher quality fixed-income investments such as Government securities. In the near term, we expect to remain underweighted in this sector until signs of stabilization of corporate earnings and default rates emerge.

The Portfolio enjoyed positive performance from its international bond exposure during the period. Our sector allocation ended the fiscal year close to 18%--near the maximum level of 20%. We attribute favorable performance to an overweighting in the Euro bond market. While New Zealand bonds also fared well, an underweighting in Japan proved beneficial as fears of a deeper recession plagued performance.

Looking ahead, we remain confident that the Portfolio's international component will fare well in light of continued U.S. economic weakness. We expect that the euro market--which is relatively well insulated from the U.S.--remains significantly undervalued and will likely strengthen versus the dollar in the months ahead. However, a euro recovery could be gradual as the global slowdown widens further.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Since Inception
14.78%               9.04%                    8.92%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                 Diversified Core           Lehman Brothers
                                 Fixed Income Portfolio     Aggregate Bond Index

12.29.97                                $10                      $10
 1.31.98                                 10.15                    10.1
 4.30.98                                 10.47                    10.2
 7.31.98                                 10.76                    10.4
10.31.98                                 10.72                    10.8
 1.31.99                                 11.16                    10.9
 4.30.99                                 11.24                    10.8
 7.31.99                                 11.11                    10.7
10.31.99                                 11.25                    10.8
 1.31.00                                 11.13                    10.7
 4.30.00                                 11.42                    11
 7.31.00                                 11.81                    11.3
10.31.00                                 12.11                    11.6
 1.31.01                                 13.14                    12.2
 4.30.01                                 13.06                    12.3
 7.31.01                                 13.38                    12.7
10.31.01                                 13.89                    13.3

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Lehman Brothers Aggregate Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Diversified Core Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


28 Delaware Pooled Trust o 2001 Annual Report

Portfolio Managers

U.S. High-Yield Bonds

Peter C. Andersen, CFA

Mr. Andersen earned a master's degree in Finance from Harvard University and also holds a master's degree in Physics from Yale University. Mr. Andersen received a bachelor's degree in mathematics/physics from Northeastern. Prior to joining Delaware in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a CFA Charterholder.

Jude T. Driscoll

Mr. Driscoll received a bachelor's degree from the University of Pennsylvania. Prior to joining Delaware in 2000 he served as Senior Vice President for Conseco Capital Management's fixed income group. Mr. Driscoll previously was a managing director of NationsBanc Montgomery Securities from 1996 to 1998 and was head of utility trading for Goldman Sachs & Co. from 1991 to 1996. His first tenure at Conseco began in 1989, when he served as an assistant portfolio manager.

U.S. Investment-Grade Bonds

Stephen R. Cianci, CFA

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA Charterholder.

Paul Grillo, CFA

Mr. Grillo holds a bachelor's degree in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, he served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist, Portfolio Manager and Financial Analyst at Chemical Bank. Mr. Grillo is a CFA Charterholder.

Non-U.S. Bonds

Joanna Bates

Ms. Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

Christopher A. Moth

Mr. Moth is an actuarial graduate from The City University in London, and was awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections.

John Kirk

Mr. Kirk is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Delaware in 1998, Mr. Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis.

Portfolio Profile
October 31, 2001

Total net assets .........................................          $8.7 million

Inception date ...........................................     December 29, 1997

Number of holdings .......................................                   214

Top 10 holdings

      1.    GNMA 7.00% 1/15/31
      2.    GNMA 6.50% 1/15/28
      3.    France Government O.A.T. 5.50% 4/25/10
      4.    Freddie Mac 5.50% 7/15/06
      5.    U.S. Treasury Note 5.875% 11/15/04
      6. Philadelphia, Pennsylvania Authority For Industrial Development Series 97-A 6.488% 6/15/04
      7.    Fannie Mae 6.50% 10/1/16
      8.    Fannie Mae 6.50% 10/1/31
      9.    U.S. Treasury Note 4.625% 5/15/06
      10.   Finnish Government 5.00% 4/25/09

Asset composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Corporate Bonds                                                           29.00%
Agency Mortgage-Backed Securities                                         22.71%
Foreign Bonds                                                             17.49%
U.S. Treasury Obligations                                                  7.12%
Agency Obligations                                                         6.24%
Asset-Backed Securities                                                    5.61%
Commercial Mortgage-Backed Securities                                      4.39%
Agency Collateralized Mortgage Obligations                                 2.71%
Preferred Stock                                                            1.04%
Net Cash & Other Assets                                                    3.69%


                                   2001 Annual Report o Delaware Pooled Trust 29

Global Equity:
Suffering the Effects of a Weak U.S. Market

By all accounts, the old adage "when the U.S. sneezes the world catches a cold" seems truer now than ever before. The ailing health of the U.S. economy is without a doubt, having a profoundly negative impact on financial markets world-wide. The Global Equity Portfolio fell victim to these economic pressures and slid 9.87% over the fiscal year ended October 31, 2001, though it surpassed its benchmark by over 1500 basis points. Its benchmark, the MSCI World Index, was down 25.51% for the same period.

Stocks perceived as economically defensive have fared somewhat better over the fiscal year, while consumer cyclicals, technology and financials have had the largest losses. In this difficult investment climate, we continue to use our strong, value-based methodology in assessing the fundamental value of companies and will look for opportunities where we believe securities have been mis-priced.

We believe the Portfolio has benefited over the year from being overweighted in the relatively strong performing market of the UK and underweighted in markets such as Japan, which continues to struggle with its own internal economic problems. While the underweighted position in the telecommunications sector served us for the majority of the period, the sector's strong recovery at the end of September held back Portfolio returns.

We have believed for some time that the significant structural imbalances in the United States could only be adjusted through a significant slow-down in the U.S. economy and most likely a depreciation of the U.S. dollar. The tragic events of September 11th have accelerated this process through their crucial impact on confidence, and there seems to be widespread agreement now that the U.S. economy is in recession. This is especially a factor as consumer spending, which had not slowed along with the manufacturing sector, is likely to decline. We estimate that the disruption to production in the immediate aftermath, disorder in financial markets, and marked falls in air travel and tourism could reduce U.S. GDP by one percent.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Since Inception
(9.87%)              (1.43%)                  (0.23%)
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a bar chart in the printed material.]

                         Global Equity Portfolio          MSCI World Index (net)

10.15.97                        $10                              $10
 1.31.98                          9.93                            10
 4.30.98                         10.89                            11.3
 7.31.98                         10.77                            11.4
10.31.98                         10.35                            10.9
 1.31.99                         10.89                            12.4
 4.30.99                         11.67                            13.1
 7.31.99                         11.51                            13.1
10.31.99                         11.08                            13.6
 1.31.00                         10.93                            14.3
 4.30.00                         11.11                            14.7
 7.31.00                         11.25                            14.3
10.31.00                         10.99                            13.8
 1.31.01                         11.89                            13.4
 4.30.01                         11.32                            12.3
 7.31.01                         11                               11.6
10.31.01                          9.91                            10.3

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The MSCI World Index is an unmanaged composite and a theoretical measure of global stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Global Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.


30 Delaware Pooled Trust o 2001 Annual Report

The wider impact on the rest of the global economy is less certain. There was some short-term disruption to production in the few days following the attacks, but most businesses are now operating normally. On the other hand, the U.S. has been a locomotive for global economic growth. While we had expected Europe to take on some of this role, we feel the drag from the U.S. will now be harder to withstand. Nonetheless, the European Central Bank recognized this when they moved quickly to cut rates and we expect Europe will be able to avoid a recession. We maintain a positive outlook for the UK and Australia, as we believe their economies will prove to be even more resilient.

Portfolio Managers

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder.

Robert L. Arnold

Mr. Arnold earned a bachelor's degree in Economics from Carnegie Mellon University and an MBA in Finance and Business Strategy from the University of Chicago. Prior to joining Delaware in 1992, he was involved in strategic analysis assignments for the Office of the Chairman at Chemical Banking Corporation. Earlier in his career, Mr. Arnold was a management consultant at Arthur Young & Co. He is a Director of the Bank and Financial Analysts Association.

Emma R.E. Lewis

Ms. Lewis is a graduate of Pembroke College, Oxford University where she completed her Masters in Philosophy and Theology. She joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin Team and is currently a portfolio manager of international portfolios.

Portfolio Profile
October 31, 2001

Total net assets ............................................       $3.0 million

Inception date ..............................................   October 15, 1997

Asset composition (based on total net assets)
   Common stocks ............................................             97.68%
   Cash equivalents and other net assets ....................              2.32%

Number of holdings ..........................................                 66

Top 10 holdings

      1.    GlaxoSmithKline
      2.    PowerGen
      3.    RWE
      4.    Six Continents
      5.    Foster's Group
      6.    Boots
      7.    National Australia Bank
      8.    Oracle
      9.    Royal Dutch Petroleum
      10.   Minnesota Mining & Manufacturing

Geographic composition (based on total net assets)

United States                                                             33.50%
United Kingdom                                                            19.94%
Australia                                                                  7.64%
Germany                                                                    6.83%
France                                                                     5.67%
Netherlands                                                                5.00%
Hong Kong                                                                  3.91%
Japan                                                                      3.78%
Spain                                                                      2.38%
South Africa                                                               1.50%
Belgium                                                                    1.45%
New Zealand                                                                1.41%
Malaysia                                                                   1.16%
Italy                                                                      1.09%
Singapore                                                                  0.97%
Republic of Korea                                                          0.87%
Finland                                                                    0.58%
Net Cash & Other Assets                                                    2.32%


                                   2001 Annual Report o Delaware Pooled Trust 31

International Equity:
Feeling The Strain Of A Weak U.S. Economy

To say that this has been a challenging year for international investors would be an enormous understatement. The aftermath of the terrorist attacks on September 11th left stock markets world-wide with profound losses. When the U.S. stock market reopened on September 17th, it experienced its second worst weekly decline in history as the U.S. markets were down more than $1.4 trillion in value, and international markets fell by $1 trillion (Source: Barron's). The International Equity Portfolio fell victim to these pressures and was down 9.31% for the one-year period ended October 31, 2001. The Portfolio, however, performed well in relative terms as it beat the (24.93)% return of its benchmark, the MSCI EAFE Index, by over 1500 basis points.

Over the past fiscal year, the Portfolio's weightings have seen no significant shifts. We slightly increased our position in Japan with the opportunistic addition of Murata Manufacturing. This move ultimately proved to be disappointing for us, however, as the stock declined by more than 50% by fiscal year-end. Economic woes continue to plague Japan, justifying our overall underweighted position in that market. We expect to remain underweighted in Japan until we feel the country is showing credible signs of an economic recovery.

As value investors, we have continued assessing the fundamental values of companies and have looked for opportunities where we believe securities have been mis-priced. We were most pleased with our holdings in the UK's PowerGen and Australia's Amcor, as they were among the strongest performing holdings in the Portfolio.

Sectors that suffered the most losses throughout the year include energy, healthcare and consumer staples, while materials & processing, financial services and utilities had some of the largest gains over the fiscal-year. Our underweighted position in the telecommunications sector had helped the Portfolio for the majority of the period. However, the sector's strong recovery at the end of September held back the Portfolio's returns by year-end.

Throughout the fiscal year, the European Central Bank followed in the footsteps of the U.S. and quickly cut interest rates in an effort to thwart a recession. We believe these measures have been successful, especially for the UK, as the country continues to be a relatively strong performing market. Going forward, we currently plan to

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Five Years         Since Inception
(9.31%)              1.72%                    4.21%              7.94%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                            International         MSCI EAFE
                                           Equity Portfolio      Index (net)

  2.4.92                                        $10                 $10
10.31.92                                          9.6                 8.8
10.31.93                                         12.5                12.2
10.31.94                                         13.96               13.3
10.31.95                                         14.51               13.3
10.31.96                                         17.13               14.7
10.31.97                                         19.06               15.4
10.31.98                                         20                  16.9
10.31.99                                         22.46               20.8
10.31.00                                         23.21               20.2
10.31.01                                         21.05               15.2

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of international stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The International Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


32 Delaware Pooled Trust o 2001 Annual Report maintain an overweighted position in the UK and Australian markets, as we expect the outlook for their economies to be resilient.

Our lack of enthusiasm for Sweden, Switzerland and Denmark generally reflect the lack of opportunities we could find in those markets.

Portfolio Managers

Fiona A. Barwick

Ms. Barwick is a graduate of University College, London. She joined Delaware in 1993 to cover the Pacific Basin markets. Prior to her position at Delaware, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick is an Associate of the Institute of Investment Management & Research.

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder.

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore helped found Delaware International in 1990. His most recent position, prior to joining Delaware, was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Nigel G. May

Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Delaware International in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He now leads the European team's research effort.

Portfolio Profile
October 31, 2001

Total net assets ............................................     $409.3 million

Inception date ..............................................   February 4, 1992

Asset composition (based on total net assets)
   Common stocks ............................................             98.47%
   Cash equivalents and other net assets ....................              1.53%

Number of holdings ..........................................                 55

Top 10 holdings

      1.    TotalFinaElf
      2.    PowerGen
      3.    GlaxoSmithKline
      4.    Foster's Group
      5.    Canon
      6.    HBOS
      7.    National Australia Bank
      8.    Boots
      9.    Telefonica
      10.   Murata Manufacturing

Geographic composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

United Kingdom                                                            28.49%
Japan                                                                     14.71%
Australia                                                                  9.98%
France                                                                     9.42%
Germany                                                                    7.74%
Spain                                                                      6.51%
Netherlands                                                                6.38%
Hong Kong                                                                  4.25%
New Zealand                                                                2.04%
South Africa                                                               1.95%
Italy                                                                      1.67%
Belgium                                                                    1.25%
Republic of Korea                                                          1.16%
Finland                                                                    1.08%
Singapore                                                                  1.04%
Malaysia                                                                   0.80%
Net Cash & Other Assets                                                    1.53%


                                   2001 Annual Report o Delaware Pooled Trust 33

Labor Select International Equity:
Opportunities Reside In Australia, New Zealand & Singapore

In a period during which international equities as a whole disappointed investors, The Labor Select International Equity Portfolio posted a return of (8.97)% for the fiscal year ended October 31, 2001. The Portfolio performed well in relative terms, however, as it surpassed its benchmark by nearly 1600 basis points. Its benchmark, the MSCI EAFE Index, fell by 24.93% for the period.

Throughout the fiscal year, markets largely appeared to be selling off securities indiscriminately, although stocks perceived as economically defensive fared somewhat better than others. The Portfolio benefited from our investments in the UK's PowerGen and Australia's Amcor, as they were up 38% and 30%, respectively, by fiscal year end. We were disappointed, however, with our holdings in France's Alcatel and the UK's British Airways, which were down 68% and 59% for the period, respectively.

Our underweighted position in the telecommunications sector had helped the Portfolio for the majority of the period, though the sector's strong recovery at the end of September held back the Portfolio's returns.

Markets that delivered the strongest returns over the fiscal year included Australia, New Zealand and Singapore, while countries such as Spain, Korea, France and Belgium experienced the greatest losses.

Throughout the fiscal year, the European Central Bank took lessons from the U.S. and quickly cut interest rates in an effort to thwart a recession. We believe these measures have been successful for the UK as the country continues to be a relatively strong performing market. We have also been pleased with the Australia market and feel its currency is extremely undervalued. Going forward, we expect to maintain an overweighted position in the UK and Australian markets, as we believe the outlook for their economies will be resilient.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Five Years         Since Inception
(8.97%)              1.16%                    4.98%              7.21%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                          Labor Select
                                      International Equity           MSCI EAFE
                                        Equity Portfolio             Index (net)

12.19.95                                    $10                        $10
10.31.96                                     11.8                       10.3
10.31.97                                     13.69                      10.8
10.31.98                                     14.53                      11.9
10.31.99                                     16.03                      14.6
10.31.00                                     16.53                      14.2
10.31.01                                     15.04                      10.6

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of international stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The Labor Select International Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


34 Delaware Pooled Trust o 2001 Annual Report

We don't hold the same optimism for Japan, however, as we believe its economy appears to be in a recession. Efforts to address the Japanese banking crisis have failed to tackle the fundamentals of the bad debt problem, and uncertainty remains over the details of other reforms. We expect to continue to be underweighed in this market until we feel that clear economic solutions have emerged.

Portfolio Managers

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gilmore helped found Delaware International in 1990. His most recent position, prior to joining Delaware, was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Emma R.E. Lewis

Ms. Lewis is a graduate of Pembroke College, Oxford University where she completed her Masters in Philosophy and Theology. She joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin Team and is currently a portfolio manager of international portfolios.

Portfolio Profile
October 31, 2001

Total net assets ............................................      $76.0 million

Inception date ..............................................  December 19, 1995

Asset composition (based on total net assets)
   Common stocks ............................................             98.75%
   Cash equivalents and other net assets ....................              1.25%

Number of holdings ..........................................                 45

Top 10 holdings

      1.    TotalFinaElf
      2.    GlaxoSmithKline
      3.    Societe Generale
      4.    HBOS
      5.    PowerGen
      6.    Canon
      7.    Foster's Group
      8.    Iberdrola
      9.    Boots
      10.   National Australia Bank

Geographic composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

United Kingdom                                                            32.02%
Japan                                                                     15.66%
Australia                                                                 11.11%
France                                                                     9.82%
Germany                                                                    9.60%
Netherlands                                                                7.57%
Spain                                                                      5.90%
New Zealand                                                                2.52%
Italy                                                                      1.90%
Belgium                                                                    1.67%
Finland                                                                    0.98%
Net Cash & Other Assets                                                    1.25%


                                   2001 Annual Report o Delaware Pooled Trust 35

International Large-Cap Equity:
Finding Value in the UK and Australian Markets

By a number of measures, this has been a difficult year for international large-cap investors. Financial markets worldwide, already weak from continued market uncertainty, suffered severe setbacks in the aftermath of the terrorist attacks on September 11th -leaving many markets with profound losses. In this difficult investment environment, the International Large-Cap Equity Portfolio was down 12.73% for the one-year period ended October 31, 2001. The Portfolio, however, performed well on a relative basis as it outperformed its benchmark, the MSCI EAFE Index, which fell 24.93% for the period.

Throughout the fiscal year, international markets largely appeared to be selling-off securities indiscriminately, although stocks perceived as economically defensive fared somewhat better. Sectors that suffered the most losses included energy, healthcare and consumer staples, while materials & processing, financial services and utilities had some of the largest gains over the fiscal year. Our underweighted position in the telecommunications sector had helped the Portfolio for the majority of the period, however, the sector's strong recovery at the end of September held back the Portfolio's returns.

Stocks that contributed positively to the Portfolio's performance include the UK's PowerGen and Japan's West Japan Railway, as they were up 38% and 23%, respectively, for the fiscal year. We were disappointed, however, by our holdings in the UK's Cable & Wireless and British Airways, which were down 61% and 59% for the period, respectively.

Our overweighted position in Hong Kong, as well as prudent stock selection in this market, contributed positively to the Portfolio's return, as our holdings were up over 10%, while the benchmark's position suffered a more than 20% decline.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Since Inception
(12.73%)             (8.85%)
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                                International
                                               Large-Cap Equity     MSCI EAFE
                                                  Portfolio        Index (net)

12.14.99                                           $10                $10
 1.31.00                                             9.4               10.2
 4.30.00                                             9.65              10.3
 7.31.00                                            10                 10
10.31.00                                             9.62               9.4
 1.31.01                                            10.39               9.3
 4.30.01                                             9.76               8.6
 7.31.01                                             9.19               7.8
10.31.01                                             8.4                7

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of international stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The International Large-Cap Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.


36 Delaware Pooled Trust o 2001 Annual Report

The European Central Bank took lessons from America and quickly cut interest rates over the period in an effort to thwart a recession. We believe these measures have been successful, especially for the UK, as the country continues to be a relatively strong performing market. We have also been pleased with the Australia market and feel its currency is extremely undervalued. Going forward, we anticipate maintaining an overweighted position in the UK and Australian markets, as we expect the outlook for their economies will prove to be resilient.

We don't hold the same optimism for Japan, however, as we believe its economy appears to be in a recession. We plan to remain underweighted in this market until we feel that clear solutions to its economic problems have emerged.

Portfolio Managers

Fiona A. Barwick

Ms. Barwick is a graduate of University College, London. She joined Delaware in 1993 to cover the Pacific Basin markets. Prior to her position at Delaware, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick is an Associate of the Institute of Investment Management & Research.

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder.

Nigel G. May

Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Delaware International in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He now leads the European team's research effort.

Portfolio Profile
October 31, 2001

Total net assets ............................................       $2.5 million

Inception date ..............................................  December 14, 1999

Asset composition (based on total net assets)
   Common stocks ............................................             98.83%
   Cash equivalents and other net assets ....................              1.17%

Number of holdings ..........................................                 42

Top 10 holdings

      1.    PowerGen
      2.    GlaxoSmithKline
      3.    TotalFinaElf
      4.    Boots
      5.    Canon
      6.    HBOS
      7.    Hong Kong Electric
      8.    BG Group
      9.    Societe Generale
      10.   Foster's Group

Geographic composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

United Kingdom                                                            28.59%
Japan                                                                     13.24%
Australia                                                                 10.76%
France                                                                    10.65%
Germany                                                                    8.33%
Netherlands                                                                8.10%
Spain                                                                      7.24%
Hong Kong                                                                  3.31%
Singapore                                                                  1.83%
Belgium                                                                    1.66%
Italy                                                                      1.65%
New Zealand                                                                1.56%
Republic of Korea                                                          1.02%
Finland                                                                    0.89%
Net Cash & Other Assets                                                    1.17%


                                   2001 Annual Report o Delaware Pooled Trust 37

International Small-Cap:
Attractive Valuations Available in Smaller Stocks

For the one-year period ended October 31, 2001, The International Small-Cap Portfolio declined 5.77%, but did preserve capital to a far greater degree than its benchmark, the Salomon Smith Barney Extended Market Index (ex-U.S.). The index posted a net loss of 18.95% for the same period and lagged The International Small-Cap Portfolio by more than 1300 basis points. In fact, almost every major stock market index across the globe was in negative territory throughout the period, driven by the recession in the U.S. markets and the ever-volatile telecommunications, media and technology (TMT) sectors. In light of the appalling tragedy of the September 11th attacks in the U.S., all world markets fell indiscriminately toward the end of The International Small-Cap Portfolio's fiscal year.

Our consistent adherence to a disciplined and rigorous value strategy, with a focus on sustainable profitability and sound fundamental prospects for both companies and countries--has kept us in good stead. This investment process prevented us from buying overvalued markets such as South Korea, which declined steadily during the period and also has considerable technology-related exposure to the U.S. market. Many of our holdings within a specific market tend to have defensive characteristics, such as strong balance sheets, solid earnings and high yields, and did not fall as far as other stocks within those same markets. Our holdings in Singapore and France, for example, significantly outperformed both the Singapore and French markets and the international markets in general. On the downside, we did recently buy Aldeasa SA, an airport retailer whose core markets are Spain and Latin America. Needless to say, the stock has been punished in the recent past due to the September 11th attacks and the fact that this company has a small franchise in Jordan. In

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Since Inception
(5.77%)              (3.10%)
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                                                Salomon Smith
                                        International              Barney
                                          Small-Cap            Extended Market
                                          Portfolio            Index (ex-U.S.)

 7.20.99                                    $10                    $10
10.31.99                                     10.18                  10
 1.31.00                                      9.86                  10.8
 4.30.00                                      9.39                  10.6
 7.31.00                                      9.71                  10.7
10.31.00                                      9.87                   9.9
 1.31.01                                     10.57                  10
 4.30.01                                     10.49                   9.5
 7.31.01                                     10.02                   8.9
10.31.01                                      9.3                    8

* Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Salomon Smith Barney Extended Market Index (ex. U.S.) is an unmanaged composite and a theoretical measure of international small capitalization stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. Investing in small company stocks also generally involves greater risk than investing in larger, more established companies. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

   An expense limitation was in effect for The International Small-Cap Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.


38 Delaware Pooled Trust o 2001 Annual Report the medium-to long-term period, we believe that the company's focused strategy and strong management should enable Aldeasa to position itself for a steady recovery.

The Portfolio's market selection remained sound, with non-existent weightings in the Republic of Korea, an underweighted position in Switzerland and an overweighted position in Hong Kong. Although we acknowledge the difficulties affecting Hong Kong, we have found a number of attractively priced stocks in the region. In addition, we believe The International Small-Cap Portfolio is well positioned to benefit from significant real rates of return in the United Kingdom, Singapore, France and New Zealand.

The small-cap team continues to focus on a bottom-up strategy through detailed company analysis with a view to discovering undervalued gems. The Portfolio's focus is, as always, driven by the assessment of potential U.S. dollar real returns. Going forward, we continue to be optimistic about this asset class, as the relative valuation of international small-cap stocks remains attractive as compared to that of its large-capitalization counterparts.

Portfolio Managers

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore helped found Delaware International in 1990. His most recent position, prior to joining Delaware, was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Gavin A. Hall

Mr. Hall joined Delaware in February 1991. He began his investment career with Baring Investment Management Ltd., after attending Dulwich College and in 1988 joined Hill Samuel Investment Advisers Ltd, where he was a portfolio manager and research analyst covering the UK market. At Delaware, his research responsibilities have included global small cap stocks, the United Kingdom, Continental European and Asian equity markets.

Portfolio Profile
October 31, 2001

Total net assets .............................................      $2.8 million

Inception date ...............................................     July 20, 1999

Asset composition (based on total net assets)
   Common stocks .............................................            97.06%
   Cash equivalents and other net assets .....................             2.94%

Number of holdings ...........................................                77

Top 10 holdings

      1.    Rexam
      2.    Northern Foods
      3.    Lindt & Spruengli
      4.    FAG Kugelfischer Georg Schaefer
      5.    Body Shop International
      6.    PizzaExpress
      7.    TTP Communications
      8.    Otsuka Kagu Limited
      9.    Ludwig Beck Rathauseck
      10.   Restaurant Brands New Zealand

Geographic composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

United Kingdom ............................................               32.74%
Japan .....................................................               15.17%
France ....................................................               11.68%
Germany ...................................................               10.24%
Netherlands ...............................................                5.12%
Hong Kong .................................................                5.00%
Singapore .................................................                3.71%
New Zealand ...............................................                3.60%
Switzerland ...............................................                3.08%
Australia .................................................                1.87%
Spain .....................................................                1.84%
Italy .....................................................                1.10%
Norway ....................................................                0.78%
Finland ...................................................                0.60%
Denmark ...................................................                0.53%
Net Cash & Other Assets ...................................                2.94%


                                   2001 Annual Report o Delaware Pooled Trust 39

Emerging Markets:
Finding Opportunity in China, South Africa and Brazil

For the one-year period ended October 31, 2001, the Emerging Markets Portfolio unfortunately declined 6.42%, but did preserve capital to a far greater degree than its benchmark, the MSCI Emerging Markets Free Index. The benchmark index posted a net loss of 23.46% for the same period and lagged The Emerging Markets Portfolio by more than 1700 basis points. In fact, almost every major stock market index across the globe was in negative territory throughout the period, driven by the recession in the U.S. markets and the ever-volatile telecommunications, media and technology (TMT) sectors. In light of the appalling tragedy of the September 11th attacks in the U.S., all world markets fell indiscriminately toward the end of The Emerging Markets Portfolio's fiscal year.

Our consistent adherence to a disciplined and rigorous value strategy, with a focus on sustainable profitability and sound fundamental prospects for both companies and countries--has kept us in good stead. This investment process prevented us from either buying or increasing exposure to overvalued markets such as Mexico, which declined steadily during the period after being such a strong absolute performer in prior years. Many of our holdings within a specific market tend to have defensive characteristics, such as strong balance sheets, solid earnings and high yields, and did not fall as far as other stocks within those same markets. Our Chinese portfolio, for example, significantly outperformed both the Chinese market and the emerging markets in general. In addition, ourlack of airline and insurance stocks and affected airports clearly enhanced performance for the one-year period, as those securities tumbled significantly after the September 11th attacks on the United States.

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Since Inception
(6.42%)              5.24%                    (7.73%)
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                                 Emerging        MSCI Emerging
                                                  Markets           Markets
                                                 Portfolio        Free Index

 4.14.97                                           $10               $10
 7.31.97                                            11.23             11
10.31.97                                             9.2               8.3
 1.31.98                                             8.5               7.5
 4.30.98                                             9.65              8.6
 7.31.98                                             7.44              6.8
10.31.98                                             5.95              5.7
 1.31.99                                             5.26              6
 4.30.99                                             7.09              7.7
 7.31.99                                             7.61              8.3
10.31.99                                             7.6               8.2
 1.31.00                                             9.44             10.2
 4.30.00                                             8.55              9.4
 7.31.00                                             8.55              8.8
10.31.00                                             7.41              7.5
 1.31.01                                             8                 8
 4.30.01                                             7.83              7
 7.31.01                                             7.69              6.5
10.31.01                                             6.94              5.8

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The MSCI Emerging Markets Free Index is an unmanaged composite and a theoretical measure of stock market performance in emerging markets rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Emerging Markets Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.


40 Delaware Pooled Trust o 2001 Annual Report

The Portfolio's weightings during the reporting period have essentially remained unchanged. Our strategy had already assumed a global slowdown, so we did not need to change many of our positions. Our largest overweighted positions continue to be in China, South Africa and Brazil. China, we believe, continues to possess unusually protected growth potential at a time when most of the global economy is sluggish. In our opinion, China is relatively secluded from potential international conflict and terrorism. South Africa and Brazil have suffered some downward currency pressure, but company valuations in these markets are still extremely attractive.

We currently plan to continue to underweight Taiwan, the Republic of Korea, Malaysia and Mexico going forward. We will, however, take opportunities to buy on weakness, especially in markets such as Taiwan and Mexico where valuations have historically been high.

Portfolio Managers

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Mr. Gillmore helped found Delaware in 1990. His most recent position, prior to joining Delaware, was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Ormala Krishnan

Upon completion of a BSc (Mathematics) from the National University of Singapore, Ms. Kirshnan pursued a MSc (Actuarial Science) from City University, London. In 1993, she started her career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998) and became a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Ms. Kirshnan moved to London and joined Delaware in May 2000.

Robert Akester

A graduate of University College, London, Mr. Akester joined Delaware in 1996. His most recent position prior to joining Delaware International was Director of Hill Samuel Investment Management, where he had responsibility for significant overseas clients and Far Eastern markets.

Portfolio Profile
October 31, 2001

Total net assets .............................................    $113.5 million

Inception date ...............................................    April 14, 1997

Asset composition (based on total net assets)
   Common stocks .............................................            91.62%
   Cash equivalents and other net assets .....................             8.38%

Number of holdings ...........................................                61

Top 10 holdings

      1.    Iscor
      2.    Zhejiang Expressway
      3.    Cemex de C.V.
      4.    Yanzhou Coal Mining Class H
      5.    Aracruz Celulose ADR
      6.    Guangshen Railway
      7.    Beijing Capital International Airport
      8.    Gerdau Metalurgica
      9.    Electricity Generating Public Company
      10.   Zagrebacka Banka GDR

Geographic composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

South Africa                                                              17.32%
Brazil                                                                    13.62%
China                                                                     12.70%
India                                                                      8.07%
Republic of Korea                                                          6.11%
Taiwan                                                                     5.31%
Russia                                                                     5.30%
Mexico                                                                     4.29%
Thailand                                                                   3.61%
Chile                                                                      3.01%
Croatia                                                                    2.57%
Malaysia                                                                   1.98%
Hungary                                                                    1.91%
Estonia                                                                    1.71%
Egypt                                                                      1.55%
Israel                                                                     1.50%
Argentina                                                                  1.06%
Net Cash & Other Assets                                                    8.38%


                                   2001 Annual Report o Delaware Pooled Trust 41

Global Fixed Income:
Lower Interest Rates Create Opportunity in Global Bonds

For the one-year period ended October 31, 2001, The Global Fixed Income Portfolio delivered a significant return of 14.08%, strongly outperforming its benchmark, the Salomon Smith Barney World Government Bond Index. The benchmark index returned a positive 8.89% for the same period, but lagged The Global Fixed Income Portfolio by more than 500 basis points. All the major bond markets did well in local currency terms during the period, as they did for most of fiscal 2000. Bond markets were aided by falling interest rates worldwide, but most notably in the United States.

The main source of the Portfolio's strong outperformance throughout the year came primarily from currency. The first thing to note is that the outperformance is surprising in that it has come in a period when the dollar was very strong, on average, until the tail end of the third quarter of fiscal 2001. The Global Fixed Income Portfolio was underweighted in the dollar during the period versus the index, but still outperformed. Principally, the portfolio's outperformance reflects the fact that we were strongly underweighted in the yen, which was an extremely weak performer. The Portfolio also had relatively high exposure to the euro, the New Zealand dollar and the Australian dollar, although the performance of these last two government bond markets was disappointing in the last month of the Portfolio's fiscal year.

The Portfolio's weightings remained essentially unchanged and we continue to have significant exposure to what we consider to be fundamentally high-value markets. We continue to be overweighted in Australia, New Zealand and Europe, which all benefited from having extremely undervalued currencies. We are underweighted in Japan and the U.S. markets. The duration of The Global Fixed Income Portfolio also continues to be slightly

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Five Years         Since Inception
14.08%               0.27%                    2.50%              7.15%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                          Global          Salomon Smith Barney
                                       Fixed Income         World Government
                                        Portfolio              Bond Index

11.30.92                                  $10                    $10
10.31.93                                   11.73                  11.4
10.31.94                                   11.98                  11.8
10.31.95                                   14.06                  13.6
10.31.96                                   16.36                  14.3
10.31.97                                   17.28                  14.7
10.31.98                                   18.36                  16.5
10.31.99                                   17.93                  16.1
10.31.00                                   16.23                  15.3
10.31.01                                   18.51                  16.7

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Salomon Smith Barney World Government Bond Index is an unmanaged composite and a theoretical measure of global bond market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Global Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


42 Delaware Pooled Trust o 2001 Annual Report shorter than that of the benchmark index. Going forward, we see much better real yields in the euro, Australian and New Zealand bond markets than we do in the U.S. and Japan. In addition, the real yields in prospect on Swedish government bonds are attractive at current levels.

We continue to believe that the outlook for most global fixed-income markets is very positive relative to U.S. dollar bonds. In part, this is because we believe the U.S. dollar is still overvalued against many currencies, although the currency did slide somewhat against most major currencies in the third quarter of fiscal 2001.

Portfolio Managers

Joanna Bates

Ms. Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

John Kirk

Mr. Kirk is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Delaware in 1998, Mr. Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis.

Christopher A. Moth

Mr. Moth is an actuarial graduate from The City University in London, and was awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections.

Portfolio Profile
October 31, 2000

Total net assets .........................................        $284.8 million

Inception date ...........................................     November 30, 1992

Number of holdings .......................................                    37

Top 10 holdings

      1.    Deutschland Republic 6.25% 1/4/24
      2.    Government of France 4.00% 10/25/09
      3.    U.S. Treasury Inflation Index Notes 3.625% 1/15/08
      4.    New Zealand Government 6.00% 11/15/11
      5.    New South Wales Treasury 6.50% 5/1/06
      6.    New Zealand Government 7.00% 7/15/09
      7.    Rheinische Hypothekenbank 5.75% 7/5/10
      8.    Treuhandansstalt 6.875% 6/11/03
      9.    Netherlands Government 5.75% 2/15/07
      10.   Kingdom of Belgium 5.75% 9/28/10

Geographic composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Germany                                                                   19.86%
New Zealand                                                               11.63%
Australia                                                                 10.57%
United States                                                             10.19%
France                                                                     8.13%
Netherlands                                                                8.03%
Austria                                                                    7.93%
Supranational                                                              5.48%
Sweden                                                                     4.95%
Belgium                                                                    3.72%
Italy                                                                      3.53%
Finland                                                                    2.55%
Canada                                                                     0.87%
Net Cash & Other Assets                                                    2.56%


                                   2001 Annual Report o Delaware Pooled Trust 43

International Fixed Income:
Reduced Interest Rates Create Opportunity in International Bonds

For the one-year period ended October 31, 2001, The International Fixed Income Portfolio delivered a significant return of 12.82%, strongly outperforming its benchmark, the Salomon Smith Barney Non-U.S. World Government Bond Index. The index returned a positive 6.90% for the same period, but lagged The International Fixed Income Portfolio by more than 550 basis points. All the major bond markets did well in local currency terms during the period, as they did for most of fiscal 2000. Bond markets were aided by falling interest rates worldwide, but most notably in the United States.

The main source of the Portfolio's strong outperformance throughout the year came primarily from currency. The first thing to note is that the outperformance is surprising in that it has come in a period when the dollar was very strong, on average, until the tail end of the third quarter of fiscal 2001. The International Fixed Income Portfolio was underweighted in the dollar during the period versus the index, but still outperformed. Principally, the Portfolio's outperformance reflects the fact that we were strongly underweighted in the yen, which was an extremely weak performer. The Portfolio also had relatively high exposure to the euro, the New Zealand dollar and the Australian dollar, although the performance of these last two government bond markets was disappointing in the last month of the Portfolio's fiscal year.

The Portfolio's weightings remained essentially unchanged and we continue to have significant exposure to what we consider to be fundamentally high-value markets. We continue to be overweighted in Australia,

Average Annual Total Returns*
Periods ending October 31, 2001
--------------------------------------------------------------------------------
One Year             Three Years              Since Inception
12.82%               (1.81%)                  1.58%
--------------------------------------------------------------------------------

Growth of $10,000*

   [The following table was depicted as a line chart in the printed material.]

                                                            Salomon Smith Barney
                                     International             Non-U.S. World
                                     Fixed Income                Government
                                       Portfolio                 Bond Index

 4.11.97                               $10                        $10
 7.31.97                                10.18                      10
10.31.97                                10.71                      10.5
 1.31.98                                10.51                      10.2
 4.30.98                                10.58                      10.4
 7.31.98                                10.5                       10.4
10.31.98                                11.35                      11.9
 1.31.99                                11.51                      11.8
 4.30.99                                11.51                      11.4
 7.31.99                                11.17                      11.3
10.31.99                                11.01                      11.5
 1.31.00                                10.39                      11
 4.30.00                                10.14                      10.7
 7.31.00                                10.3                       10.8
10.31.00                                 9.52                      10.4
 1.31.01                                10.61                      11
 4.30.01                                10.07                      10.5
 7.31.01                                10.11                      10.6
10.31.01                                10.74                      11.1

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deduction of any taxes. Investment returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original investment. The Salomon Smith Barney Non-U.S. World Government Bond Index is an unmanaged composite and a theoretical measure of international bond market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The International Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.


44 Delaware Pooled Trust o 2001 Annual Report

New Zealand and Europe, which all benefited from having extremely undervalued currencies. We are underweighted in Japan. The duration of the International Fixed Income Portfolio also continues to be slightly shorter than that of the benchmark index. We see much better real yields in the euro, Australian and New Zealand bond markets going forward than we do in Japan. In addition, the real yields in prospect on Swedish government bonds are attractive at current levels.

We continue to believe that the outlook for most global fixed-income markets is very positive relative to
U.S. dollar bonds. In part, this is because we believe the U.S. dollar is still overvalued against many currencies, although the currency did slide somewhat against most major currencies in the third quarter of fiscal 2001.

Portfolio Managers

Joanna Bates

Ms. Bates is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

John Kirk

Mr. Kirk is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Delaware in 1998, Mr. Kirk was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis.

Christopher A. Moth

Mr. Moth is an actuarial graduate from The City University in London, and was awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections.

Portfolio Profile
October 31, 2000

Total net assets ............................................      $37.0 million

Inception date ..............................................     April 11, 1997

Number of holdings ..........................................                 35

Top 10 holdings

      1.    Deutschland Republic 4.00% 7/4/09
      2.    Government of France 4.00% 10/25/09
      3.    Kingdom of Belgium 5.75% 9/28/10
      4.    Lbank Rheinland Pfalz Giro 4.50% 10/21/03
      5.    New Zealand Government 6.00% 11/15/11
      6.    New Zealand Government 7.00% 7/15/09
      7.    Republic of Finland 9.50% 3/15/04
      8.    Kredit Fuer Wiederaufbau 5.00% 7/4/11
      9.    International Finance Corporation 6.75% 7/15/09
      10.   European Investment Bank 5.00% 4/15/08

Geographic composition (based on total net assets)

   [The following table was depicted as a bar chart in the printed material.]

Germany                                                                   30.30%
Supranational                                                             13.56%
Australia                                                                  9.72%
New Zealand                                                                8.78%
United States                                                              6.26%
Sweden                                                                     5.17%
Belgium                                                                    4.73%
France                                                                     4.73%
Netherlands                                                                4.21%
Finland                                                                    4.14%
Austria                                                                    2.44%
Italy                                                                      2.40%
Spain                                                                      1.96%
Net Cash & Other Assets                                                    1.60%


                                   2001 Annual Report o Delaware Pooled Trust 45

Delaware Pooled Trust-The Large-Cap Value Equity Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 97.97%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Aerospace & Defense - 3.40%
--------------------------------------------------------------------------------
Boeing                                               13,100       $     427,060
Honeywell International                              29,100             859,905
United Technologies                                  14,500             781,405
                                                                   ------------
                                                                      2,068,370
                                                                   ------------

--------------------------------------------------------------------------------
   Automobiles & Automotive Parts - 1.28%
--------------------------------------------------------------------------------
Ford Motor                                           20,800             333,840
General Motors                                       10,700             442,124
                                                                   ------------
                                                                        775,964
                                                                   ------------

--------------------------------------------------------------------------------
   Banking & Finance - 17.63%
--------------------------------------------------------------------------------
Bank of America                                      23,561           1,389,863
Bank of New York                                     27,600             938,676
FleetBoston Financial                                31,600           1,038,376
J.P. Morgan Chase & Company                          43,420           1,535,331
Mellon Financial                                     33,200           1,115,520
Merrill Lynch & Company                              18,700             817,377
Morgan Stanley Dean Witter                           14,400             704,448
PNC Financial Group                                  15,500             850,950
U.S. Bancorp                                         58,603           1,041,961
Wachovia                                             21,600             617,760
Wells Fargo                                          17,100             675,450
                                                                   ------------
                                                                     10,725,712
                                                                   ------------

--------------------------------------------------------------------------------
   Cable, Media & Publishing - 1.78%
--------------------------------------------------------------------------------
Knight-Ridder                                         8,500             478,125
McGraw-Hill                                          11,500             604,670
                                                                   ------------
                                                                      1,082,795
                                                                   ------------

--------------------------------------------------------------------------------
   Chemicals - 3.32%
--------------------------------------------------------------------------------
Air Products & Chemicals                             15,700             628,628
Dow Chemical                                         13,800             458,850
duPont (E.I.) deNemours                              10,800             431,892
Rohm & Haas                                          15,300             496,791
                                                                   ------------
                                                                      2,016,161
                                                                   ------------

--------------------------------------------------------------------------------
   Computers & Technology - 6.23%
--------------------------------------------------------------------------------
Automatic Data Processing                            13,500             697,410
Compaq Computer                                      85,900             751,625
First Data                                            7,700             520,289
International Business Machines                       7,100             767,297
+Oracle                                              43,100             584,436
Pitney Bowes                                         12,700             465,582
                                                                   ------------
                                                                      3,786,639
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Products - 6.01%
--------------------------------------------------------------------------------
Kimberly-Clark                                       20,000           1,110,200
Minnesota Mining &
   Manufacturing                                     12,400           1,294,312
Procter & Gamble                                     16,900           1,246,882
                                                                   ------------
                                                                      3,651,394
                                                                   ------------

--------------------------------------------------------------------------------
   Electronics & Electrical Equipment - 2.86%
--------------------------------------------------------------------------------
Emerson Electric                                      7,900             387,258
General Electric                                     16,600             604,406
+National Semiconductor                              28,800             748,224
                                                                   ------------
                                                                      1,739,888
                                                                   ------------

--------------------------------------------------------------------------------
   Energy - 10.92%
--------------------------------------------------------------------------------
BP Amoco ADR                                         13,400             647,756
Burlington Resources                                 12,900             480,525
ChevronTexaco                                        13,700           1,213,135
Diamond Offshore Drilling                            16,500             455,400
El Paso                                              18,900             927,234
Enron                                                39,900             554,610
Exxon Mobil                                          15,508             611,791
Halliburton                                          15,000             370,350
Kerr-McGee                                           10,700             616,320
USX-Marathon Group                                   27,600             761,484
                                                                   ------------
                                                                      6,638,605
                                                                   ------------

--------------------------------------------------------------------------------
   Food, Beverage & Tobacco - 7.65%
--------------------------------------------------------------------------------
Anheuser-Busch                                       32,200           1,341,452
Brown-Forman Class B                                  6,600             392,304
General Mills                                        14,300             656,656
Heinz (H.J.)                                         18,350             778,774
Kraft Foods Class A                                  17,200             580,500
McDonald's                                           16,900             440,583
Pepsi Bottling Group                                  9,900             460,152
                                                                   ------------
                                                                      4,650,421
                                                                   ------------

--------------------------------------------------------------------------------
   Healthcare & Pharmaceuticals - 5.83%
--------------------------------------------------------------------------------
Abbott Laboratories                                  14,700             778,806
Bristol-Myers Squibb                                 18,600             994,170
Merck & Company                                      15,700           1,001,817
Schering-Plough                                      20,700             769,626
                                                                   ------------
                                                                      3,544,419
                                                                   ------------

--------------------------------------------------------------------------------
   Industrial Machinery - 2.27%
--------------------------------------------------------------------------------
Caterpillar                                          14,600             652,912
Deere & Company                                      19,700             728,703
                                                                   ------------
                                                                      1,381,615
                                                                   ------------


46 Delaware Pooled Trust o 2001 Annual Report

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Insurance - 8.54%
--------------------------------------------------------------------------------
Allstate                                             20,400       $     640,152
Chubb                                                12,500             853,750
CIGNA                                                 9,000             656,100
John Hancock Financial
   Services                                          12,400             422,592
Marsh & McLennan                                      9,500             919,125
Old Republic International                           27,200             690,064
XL Capital Class A                                   11,600           1,007,576
                                                                   ------------
                                                                      5,189,359
                                                                   ------------

--------------------------------------------------------------------------------
   Leisure, Lodging & Entertainment - 3.12%
--------------------------------------------------------------------------------
Carnival Cruise Lines                                40,000             871,200
Disney (Walt)                                        24,600             457,314
Starwood Hotels & Resorts
   Worldwide                                         25,800             568,632
                                                                   ------------
                                                                      1,897,146
                                                                   ------------

--------------------------------------------------------------------------------
   Metals & Mining - 1.47%
--------------------------------------------------------------------------------
Alcoa                                                27,600             890,652
                                                                   ------------
                                                                        890,652
                                                                   ------------

--------------------------------------------------------------------------------
   Paper & Forest Products - 1.38%
--------------------------------------------------------------------------------
International Paper                                  23,375             836,825
                                                                   ------------
                                                                        836,825
                                                                   ------------

--------------------------------------------------------------------------------
   Retail - 2.75%
--------------------------------------------------------------------------------
+Federated Department Stores                         21,400             684,586
 Intimate Brands                                     43,300             491,455
+Toys R US                                           26,000             494,000
                                                                   ------------
                                                                      1,670,041
                                                                   ------------

--------------------------------------------------------------------------------
   Telecommunications - 4.42%
--------------------------------------------------------------------------------
ALLTEL                                               10,900             622,826
BellSouth                                            11,000             407,000
Cable & Wireless ADR                                 39,300             536,838
SBC Communications                                   15,052             573,632
Verizon Communications                               10,990             547,412
                                                                   ------------
                                                                      2,687,708
                                                                   ------------

--------------------------------------------------------------------------------
   Textiles, Apparel & Furniture - 0.83%
--------------------------------------------------------------------------------
Johnson Controls                                      7,000             506,240
                                                                   ------------
                                                                        506,240
                                                                   ------------

--------------------------------------------------------------------------------
   Transportation & Shipping - 1.73%
--------------------------------------------------------------------------------
Union Pacific                                        20,200           1,050,602
                                                                   ------------
                                                                      1,050,602
                                                                   ------------

--------------------------------------------------------------------------------
   Utilities - 4.55%
--------------------------------------------------------------------------------
Dominion Resources                                   12,700             776,224
Duke Energy                                          20,300             779,723
Exelon                                               10,300             433,321
FPL Group                                             7,400             392,940
Sprint (FON Group)                                   19,100             382,000
                                                                   ------------
                                                                      2,764,208
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $63,961,509)                                                   59,554,764
================================================================================

                                                  Principal
                                                     Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 2.27%
--------------------------------------------------------------------------------
With BNP Paribas 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $141,000
   U.S. Treasury Notes 6.25%
   due 6/30/02, market
   value $147,555 and
   $226,000 U.S. Treasury
   Notes 10.75% due 8/15/05,
   market value $289,823)                         $ 427,600             427,600
With Cantor Fitzgerald
   2.56% 11/1/01 (dated
   10/31/01, collateralized
   by $200,000 U.S. Treasury
   Notes 4.625% due
   2/28/03, market value
   $207,733 and $198,000
   U.S. Treasury Notes 4.25%
   due 5/31/03, market
   value $207,728)                                  407,300             407,300
With J.P. Morgan Chase 2.50%
    11/1/01 (dated 10/31/01,
   collateralized by $118,000
   U.S. Treasury Notes 6.125%
   due 12/31/01, market
   value $121,476)                                  118,500             118,500
With UBS Warburg 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $421,000
   U.S. Treasury Notes 7.50%
   due 11/15/01, market
   value $436,229)                                  427,600             427,600
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $1,381,000)                                                     1,381,000
================================================================================


                                   2001 Annual Report o Delaware Pooled Trust 47

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.24%
(COST $65,342,509)                                                $  60,935,764
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.24%)                                          (147,336)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   4,356,077 SHARES OUTSTANDING;
   EQUIVALENT TO $13.95
   PER SHARE - 100.00%                                            $  60,788,428
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $  67,190,162
Undistributed net investment income                                     365,577
Accumulated net realized loss
   on investments                                                    (2,360,566)
Net unrealized depreciation
   of investments                                                    (4,406,745)
--------------------------------------------------------------------------------
Total net assets                                                  $  60,788,428
================================================================================

      ADR - American Depositary Receipts

+     Non-income producing security for the year ended October 31, 2001.

      See accompanying notes

Delaware Pooled Trust-
The Select Equity Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 99.91%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Aerospace & Defense - 5.50%
--------------------------------------------------------------------------------
Honeywell International                               3,100       $      91,605
                                                                   ------------
                                                                         91,605
                                                                   ------------

--------------------------------------------------------------------------------
   Banking - 15.44%
--------------------------------------------------------------------------------
FleetBoston Financial                                 2,600              85,436
J.P. Morgan Chase & Company                           2,400              84,864
U.S. Bancorp                                          4,900              87,122
                                                                   ------------
                                                                        257,422
                                                                   ------------

--------------------------------------------------------------------------------
   Computers & Technology - 15.82%
--------------------------------------------------------------------------------
 Intel                                                3,500              85,470
+Micron Technology                                    3,900              88,764
+Oracle                                               6,600              89,496
                                                                   ------------
                                                                        263,730
                                                                   ------------

--------------------------------------------------------------------------------
   Energy - 14.80%
--------------------------------------------------------------------------------
Enron                                                 5,300              73,670
Halliburton                                           3,500              86,415
Williams                                              3,000              86,610
                                                                   ------------
                                                                        246,695
                                                                   ------------

--------------------------------------------------------------------------------
   Finance - 9.87%
--------------------------------------------------------------------------------
Freddie Mac                                           1,200              81,384
Morgan Stanley Dean Witter                            1,700              83,164
                                                                   ------------
                                                                        164,548
                                                                   ------------

--------------------------------------------------------------------------------
   Healthcare & Pharmaceuticals - 13.99%
--------------------------------------------------------------------------------
Bristol-Myers Squibb                                  1,400              74,830
Merck & Company                                       1,200              76,572
Schering-Plough                                       2,200              81,796
                                                                   ------------
                                                                        233,198
                                                                   ------------

--------------------------------------------------------------------------------
   Insurance - 5.08%
--------------------------------------------------------------------------------
Allstate                                              2,700              84,726
                                                                   ------------
                                                                         84,726
                                                                   ------------

--------------------------------------------------------------------------------
   Leisure, Lodging & Entertainment - 4.76%
--------------------------------------------------------------------------------
Starwood Hotels & Resorts
   Worldwide                                          3,600              79,344
                                                                   ------------
                                                                         79,344
                                                                   ------------


48 Delaware Pooled Trust o 2001 Annual Report

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Retail - 4.75%
--------------------------------------------------------------------------------
+Safeway                                              1,900       $      79,135
                                                                   ------------
                                                                         79,135
                                                                   ------------

--------------------------------------------------------------------------------
   Telecommunications - 4.48%
--------------------------------------------------------------------------------
AT&T                                                  4,900              74,725
                                                                   ------------
                                                                         74,725
                                                                   ------------

--------------------------------------------------------------------------------
   Transportation & Shipping - 5.42%
--------------------------------------------------------------------------------
+FedEx                                                2,200              90,376
                                                                   ------------
                                                                         90,376
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $1,885,970)                                                     1,665,504
================================================================================

--------------------------------------------------------------------------------
Total Market Value of Securities - 99.91%
(cost $1,885,970)                                                     1,665,504
================================================================================

--------------------------------------------------------------------------------
Receivables and Other Assets
   Net of Liabilities - 0.09%                                             1,468
================================================================================

--------------------------------------------------------------------------------
Net Assets Applicable to
   264,911 Shares Outstanding;
   Equivalent to $6.29
   Per Share - 100.00%                                            $   1,666,972
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $   2,018,925
Undistributed net investment income                                       9,253
Accumulated net realized loss
   on investments*                                                     (140,740)
Net unrealized depreciation
   of investments                                                      (220,466)
--------------------------------------------------------------------------------
Total net assets                                                  $   1,666,972
================================================================================

* Includes $24,901 of distributions in excess of net realized gains on investments.
+     Non-income producing security for the year ended October 31, 2001.

      See accompanying notes

Delaware Pooled Trust-
The Small-Cap Value Equity Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 92.14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Banking & Finance - 10.33%
--------------------------------------------------------------------------------
Associated Banc-Corp                                  1,180       $      40,616
Colonial BancGroup                                    3,300              41,580
Commercial Federal                                    1,100              27,456
Compass Bancshares                                    1,600              40,048
Cullen/Frost Bankers                                    800              21,568
East West Bancorp                                       800              18,072
Riggs National Corporation                            1,400              19,810
Valley National Bancorp                                 835              24,958
Westamerica Bancorporation                              600              21,924
                                                                   ------------
                                                                        256,032
                                                                   ------------

--------------------------------------------------------------------------------
   Basic Industry/Capital Goods - 15.13%
--------------------------------------------------------------------------------
 AGCO                                                 1,400              16,212
 Allegheny Technologies                               1,400              20,720
+Alliant Techsystems                                    300              26,178
 Ball                                                   500              30,770
 Carpenter Technology                                   600              13,050
+Cytec Industries                                       500              11,965
+DRS Technologies                                       800              32,280
+Freeport-McMoRan Copper
   & Gold Class B                                     1,100              12,210
 Fuller (H.B.)                                          400              20,572
+Griffon                                              3,520              40,656
 Kaydon                                               1,200              22,680
+Lear                                                   600              18,420
+Lone Star Technologies                                 800              13,152
+Mueller Industries                                     400              11,580
+Nanometrics                                            700              13,895
+Pactiv                                               2,600              42,120
 Smith (A.O.)                                           700              11,060
+Terex                                                1,100              17,831
                                                                   ------------
                                                                        375,351
                                                                   ------------

--------------------------------------------------------------------------------
   Business Services - 8.45%
--------------------------------------------------------------------------------
 Arthur J. Gallagher                                  1,100              40,194
+Bell Microproducts                                     900               8,055
 Belo Class A                                           700              11,970
 Granite Construction                                   900              22,410
+Jacobs Engineering Group                               900              58,986
 OM Group                                               700              42,385
+Tech Data                                              600              25,614
                                                                   ------------
                                                                        209,614
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 49

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Consumer Durables - 7.97%
--------------------------------------------------------------------------------
 Borg-Warner Automotive                                 400       $      17,088
 Cummins                                                500              15,655
 Ethan Allen Interiors                                  600              19,206
 Federal Signal                                       2,100              42,546
+Furniture Brands International                       1,200              28,812
 KB HOME                                              1,100              32,505
 LA-Z-Boy                                               700              12,488
 Pulte Homes                                            900              29,250
                                                                   ------------
                                                                        197,550
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Non-Durables - 6.90%
--------------------------------------------------------------------------------
+Abercrombie & Fitch Class A                            700              13,174
+Barnes & Noble                                       1,100              40,425
+Bebe Stores                                          1,000              16,680
 Fred's                                               1,075              35,206
+Gymboree                                             1,900              16,435
 International Multifoods                             1,000              21,770
 Phillips-Van Heusen                                  1,300              11,102
 Wolverine World Wide                                 1,100              16,203
                                                                   ------------
                                                                        170,995
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Products - 2.56%
--------------------------------------------------------------------------------
 Bunge Limited                                          800              14,096
+Constellation Brands                                 1,200              49,248
                                                                   ------------
                                                                         63,344
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Services - 0.88%
--------------------------------------------------------------------------------
+Rare Hospitality International                       1,200              21,876
                                                                   ------------
                                                                         21,876
                                                                   ------------

--------------------------------------------------------------------------------
   Energy - 5.44%
--------------------------------------------------------------------------------
+Cal Dive International                               1,100              22,979
 Helmerich & Payne                                      600              18,198
 NUI                                                    900              18,315
 Ocean Energy                                         2,300              41,975
+OSCA                                                   600              10,932
+Westport Resources                                   1,300              22,451
                                                                   ------------
                                                                        134,850
                                                                   ------------

--------------------------------------------------------------------------------
   Healthcare & Pharmaceuticals - 6.08%
--------------------------------------------------------------------------------
+Armor Holdings                                         600              14,568
+Beverly Enterprises                                  1,800              13,482
+Community Health Systems                             1,200              30,000
 Cooper Companies                                       500              24,000
+IDEXX Laboratories                                     800              20,160
 Invacare                                             1,000              33,500
+Oakley                                               1,400              14,952
                                                                   ------------
                                                                        150,662
                                                                   ------------

--------------------------------------------------------------------------------
   Insurance - 8.69%
--------------------------------------------------------------------------------
Amerus Group                                            800              24,216
Berkley (W.R.)                                          700              37,247
Everest Re Group                                        400              26,740
Harleysville Group                                      800              19,232
PartnerRe                                               800              37,200
Presidential Life                                     1,300              22,633
RenaissanceRe Holdings                                  500              48,240
                                                                   ------------
                                                                        215,508
                                                                   ------------

--------------------------------------------------------------------------------
   Real Estate - 6.25%
--------------------------------------------------------------------------------
Mack-Cali Realty                                      1,000              31,000
Pan Pacific Retail Properties                         2,100              58,275
Prentiss Properties Trust                             1,500              38,100
Reckson Associates Realty                             1,200              27,600
                                                                   ------------
                                                                        154,975
                                                                   ------------

--------------------------------------------------------------------------------
   Technology - 7.78%
--------------------------------------------------------------------------------
+International Rectifier                                600              21,066
+L-3 Communications Holdings                            400              34,748
+Mercury Computer Systems                               500              23,580
+Merix                                                  800              13,504
+Photon Dynamics                                        500              13,250
+Photronics                                             700              17,374
+Plexus                                                 800              20,000
 Symbol Technologies                                  1,100              14,135
+Take-Two Interactive Software                        1,800              25,074
+Veeco Instruments                                      400              10,184
                                                                   ------------
                                                                        192,915
                                                                   ------------

--------------------------------------------------------------------------------
   Transportation - 5.68%
--------------------------------------------------------------------------------
 Alexander & Baldwin                                  1,300              28,951
+Arkansas Best                                          900              21,168
+Landstar Systems                                       300              21,501
 Roadway                                                800              21,800
 Tidewater                                              500              15,110
 USFreightways                                          400              12,444
+Yellow                                                 900              19,800
                                                                   ------------
                                                                        140,774
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $2,040,062)                                                     2,284,446
================================================================================


50 Delaware Pooled Trust o 2001 Annual Report

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 5.65%
--------------------------------------------------------------------------------
With BNP Paribas 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $14,000
   U.S.Treasury Notes 6.25%
   due 6/30/02, market value
   $14,958 and $23,000
   U.S. Treasury Notes 10.75%
   due 8/15/05, market
   value $29,381)                                 $  43,350       $      43,350
With Cantor Fitzgerald 2.56%
   11/1/01 (dated 10/31/01,
   collateralized by $20,000
   U.S. Treasury Notes 4.625%
   due 2/28/03, market value
   $21,059 and $20,000 U.S.
   Treasury Notes 4.25% due
   5/31/03, market
   value $21,059)                                    41,250              41,250
With J.P. Morgan Chase
   2.50% 11/1/01 (dated
   10/31/01, collateralized
   by $12,000 U.S. Treasury
   Notes 6.125% due 12/31/01,
   market value $12,315)                             12,050              12,050
With UBS Warburg 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $43,000
   U.S. Treasury Notes 7.50%
   due 11/15/01, market
   value $44,223)                                    43,350              43,350
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $140,000)                                                         140,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 97.79%
(COST $2,180,062)                                                     2,424,446
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 2.21%                                            54,807
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   246,763 SHARES OUTSTANDING;
   EQUIVALENT TO $10.05
   PER SHARE - 100.00%                                            $   2,479,253
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $   2,095,947
Undistributed net investment income                                      18,456
Accumulated net realized gain
   on investments                                                       120,466
Net unrealized appreciation of investments                              244,384
--------------------------------------------------------------------------------
Total net assets                                                  $   2,479,253
================================================================================

+     Non-income producing security for the year ended October 31, 2001.

      See accompanying notes

Delaware Pooled Trust-
The All-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 92.76%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Banking & Finance - 20.48%
--------------------------------------------------------------------------------
 Capital One Financial                                4,100       $     169,371
+Concord EFS                                          7,000             191,590
 Fannie Mae                                           4,700             380,512
 Freddie Mac                                          5,800             393,356
 Lehman Brothers Holdings                             3,800             237,348
 Merrill Lynch                                        3,600             157,356
 USA Education                                        2,700             220,212
 Zions Bancorporation                                 2,900             138,968
                                                                   ------------
                                                                      1,888,713
                                                                   ------------

--------------------------------------------------------------------------------
   Business Services - 9.79%
--------------------------------------------------------------------------------
+Charter Communications Class A                       9,800             138,572
+Clear Channel Communications                         5,000             190,600
 Expeditors International of
   Washington                                         3,000             135,600
 First Data                                           5,200             351,364
+Robert Half International                            4,200              86,646
                                                                   ------------
                                                                        902,782
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Non-Durables - 20.70%
--------------------------------------------------------------------------------
+Bed Bath & Beyond                                   13,300             333,298
+Best Buy                                             3,000             164,700
+Comcast Special Class A                             11,500             412,160
 Home Depot                                           4,600             175,858
+Kohl's                                               6,800             378,148
+Krispy Kreme Doughnuts                               1,500              52,455
 Lowe's Companies                                     7,800             265,980
+Starbucks                                            4,700              80,464
 Tiffany & Company                                    2,000              46,780
                                                                   ------------
                                                                      1,909,843
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Services - 9.69%
--------------------------------------------------------------------------------
+AOL Time Warner                                     10,700             333,947
+Brinker International                                8,900             226,060
 Darden Restaurants                                   5,800             185,716
+Mediacom Communications                             11,000             147,620
                                                                   ------------
                                                                        893,343
                                                                   ------------

--------------------------------------------------------------------------------
   Energy - 2.17%
--------------------------------------------------------------------------------
Halliburton                                           8,100             199,989
                                                                   ------------
                                                                        199,989
                                                                   ------------

--------------------------------------------------------------------------------
   Healthcare & Pharmaceuticals - 12.35%
--------------------------------------------------------------------------------
+Amgen                                                4,900             278,418
+Anthem                                               1,200              50,256


                                   2001 Annual Report o Delaware Pooled Trust 51

                                                     Number              Market
                                                  of Shares               Value
-------------------------------------------------------------------------------

+Celera Genomics Group
   - Applera                                          3,100       $      72,850
+Genentech                                            8,700             454,575
+Pain Therapeutics                                   23,000             148,580
 Schering-Plough                                      3,600             133,848
                                                                   ------------
                                                                      1,138,527
                                                                   ------------

-------------------------------------------------------------------------------
   Insurance - 2.26%
-------------------------------------------------------------------------------
ACE Limited                                           1,200              42,300
HCC Insurance Holdings                                2,900              79,721
XL Capital Limited Class A                            1,000              86,860
                                                                   ------------
                                                                        208,881
                                                                   ------------

-------------------------------------------------------------------------------
   Technology - 14.49%
-------------------------------------------------------------------------------
+Analog Devices                                       4,800             182,400
+Applied Micro Circuits                              11,300             124,639
+Docent                                               3,100               5,425
+Extreme Networks                                     3,500              40,915
 Linear Technology                                    2,500              97,000
+Micrel                                               7,900             198,685
+Novellus Systems                                     4,100             135,423
+ONI Systems                                         13,800              67,482
+Peregrine Systems                                   10,700             154,508
+Quest Software                                      14,500             214,600
+Sonus Networks                                      12,600              53,046
+Veritas Software                                     2,200              62,436
                                                                   ------------
                                                                      1,336,559
                                                                   ------------

-------------------------------------------------------------------------------
   Utilities - 0.83%
-------------------------------------------------------------------------------
Duke Energy                                           2,000              76,820
                                                                   ------------
                                                                         76,820
                                                                   ------------

-------------------------------------------------------------------------------
Total Common Stock
(cost $9,404,227)                                                     8,555,457
===============================================================================

                                                  Principal
                                                     Amount
-------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 23.09%
-------------------------------------------------------------------------------
With BNP Paribas 2.57% 11/1/01
   (dated 10/31/01, collateralized
   by $217,000 U.S.Treasury
   Notes 6.25% due 6/30/02,
   market value $227,476
   and $348,000 U.S. Treasury
   Notes 10.75% due 8/15/05,
   market value $446,801)                         $ 659,000            659,000
With Cantor Fitzgerald 2.56%
   11/1/01 (dated 10/31/01,
   collateralized by $308,000
   U.S. Treasury Notes
   4.625% due 2/28/03,
   market value $320,240
   and $306,000 U.S. Treasury
   Notes 4.25% due 5/31/03,
   market value $320,240)                         $ 628,000       $    628,000
With J.P. Morgan Chase 2.50%
   11/1/01 (dated 10/31/01,
   collateralized by $182,000
   U.S. Treasury Notes 6.125%
   due 12/31/01,
   market value $187,271)                           183,000            183,000
With UBS Warburg 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $649,000
   U.S. Treasury Notes 7.50%
   due 11/15/01,
   market value $672,507)                           659,000            659,000
------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $2,129,000)                                                    2,129,000
==============================================================================

------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 115.85%
(COST $11,533,227)                                                  10,684,457
==============================================================================

------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (15.85%)                                      (1,462,100)*
==============================================================================

------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   1,971,174 SHARES OUTSTANDING;
   EQUIVALENT TO $4.68
   PER SHARE - 100.00%                                            $  9,222,357
==============================================================================

------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $ 15,458,683
Accumulated net realized loss
   on investments                                                   (5,387,556)
Net unrealized depreciation
   of investments                                                     (848,770)
------------------------------------------------------------------------------
Total net assets                                                  $  9,222,357
==============================================================================

* Of this amount, $1,553,178 represents payable for securities purchased as of October 31, 2001.
+ Non-income producing security for the year ended October 31, 2001. See accompanying notes


52 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust-The Large-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 90.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Aerospace & Defense - 3.41%
--------------------------------------------------------------------------------
General Dynamics                                        500       $      40,800
                                                                   ------------
                                                                         40,800
                                                                   ------------

--------------------------------------------------------------------------------
   Banking & Finance - 10.03%
--------------------------------------------------------------------------------
Alliance Capital Management                             200               9,530
Capital One Financial                                   300              12,393
Citigroup                                               300              13,656
Fannie Mae                                              200              16,192
Freddie Mac                                             400              27,128
Golden West Financial                                   400              19,440
Merrill Lynch                                           500              21,855
                                                                   ------------
                                                                        120,194
                                                                   ------------

--------------------------------------------------------------------------------
   Business Services - 4.48%
--------------------------------------------------------------------------------
+ Clear Channel Communications                          700              26,684
First Data                                              400              27,028
                                                                   ------------
                                                                         53,712
                                                                   ------------

--------------------------------------------------------------------------------
   Cable, Media & Publishing - 2.13%
--------------------------------------------------------------------------------
+ Viacom                                                700              25,557
                                                                   ------------
                                                                         25,557
                                                                   ------------

--------------------------------------------------------------------------------
   Computers & Technology - 8.13%
--------------------------------------------------------------------------------
 Automatic Data Processing                              200              10,332
+Cisco Systems                                          900              15,228
 Electronic Data Systems                                300              19,311
+Oracle                                               1,400              18,984
+Siebel Systems Software                                500               8,165
+Sun Microsystems                                       600               6,090
+VeriSign                                               500              19,355
                                                                   ------------
                                                                         97,465
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Non-Durables - 7.83%
--------------------------------------------------------------------------------
+Best Buy                                               300              16,470
+Comcast Special Class A                              1,100              39,424
 Home Depot                                             700              26,761
+Kohl's                                                 200              11,122
                                                                   ------------
                                                                         93,777
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Services - 2.21%
--------------------------------------------------------------------------------
+ AOL Time Warner                                       850              26,529
                                                                   ------------
                                                                         26,529
                                                                   ------------

--------------------------------------------------------------------------------
   Electronics & Electrical Equipment - 5.88%
--------------------------------------------------------------------------------
+Celestica                                              700              24,024
 Emerson Electric                                       500              24,510
 Intel                                                  900              21,978
                                                                   ------------
                                                                         70,512
                                                                   ------------

--------------------------------------------------------------------------------
   Energy - 11.99%
--------------------------------------------------------------------------------
+BJ Services                                          1,700              43,503
 Dynegy                                               1,300              46,670
 Enron                                                  500               6,950
 Schlumberger                                           400              19,368
 Transocean Sedco Forex                                 900              27,135
                                                                   ------------
                                                                        143,626
                                                                   ------------

--------------------------------------------------------------------------------
   Food, Beverage & Tobacco - 1.39%
--------------------------------------------------------------------------------
Anheuser-Busch                                          400              16,664
                                                                   ------------
                                                                         16,664
                                                                   ------------

--------------------------------------------------------------------------------
   Healthcare & Pharmaceuticals - 22.96%
--------------------------------------------------------------------------------
 Abbott Laboratories                                    800              42,384
 Baxter International                                   900              43,533
 Eli Lilly                                              500              38,250
+Genentech                                              800              41,800
+ImClone Systems                                        157               9,607
 Johnson & Johnson                                      800              46,328
 Medtronic                                              400              16,120
 Schering-Plough                                      1,000              37,180
                                                                   ------------
                                                                        275,202
                                                                   ------------

--------------------------------------------------------------------------------
   Industrial Machinery - 0.85%
--------------------------------------------------------------------------------
+ Applied Materials                                     300              10,232
                                                                   ------------
                                                                         10,232
                                                                   ------------

--------------------------------------------------------------------------------
   Insurance - 0.29%
--------------------------------------------------------------------------------
ACE Limited                                             100               3,525
                                                                   ------------
                                                                          3,525
                                                                   ------------

--------------------------------------------------------------------------------
   Retail - 2.57%
--------------------------------------------------------------------------------
Wal-Mart Stores                                         600              30,840
                                                                   ------------
                                                                         30,840
                                                                   ------------

--------------------------------------------------------------------------------
   Technology - 3.69%
--------------------------------------------------------------------------------
 Linear Technology                                      700              27,160
+Veritas Software                                       600              17,028
                                                                   ------------
                                                                         44,188
                                                                   ------------

--------------------------------------------------------------------------------
   Telecommunications - 1.12%
--------------------------------------------------------------------------------
+ Sprint PCS                                            600              13,380
                                                                   ------------
                                                                         13,380
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 53

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Transportation & Shipping - 1.70%
--------------------------------------------------------------------------------
United Parcel Service Class B                           400       $      20,400
                                                                   ------------
                                                                         20,400
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $1,468,231)                                                     1,086,603
================================================================================

                                                  Principal
                                                     Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 8.26%
--------------------------------------------------------------------------------
With BNP Paribas 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $10,000
   U.S. Treasury Notes
   6.25% due 6/30/02,
   market value $10,578 and
   $16,000 U.S. Treasury Notes
   10.75% due 8/15/05,
   market value $20,777)                          $  30,700              30,700
With Cantor Fitzgerald 2.56%
   11/1/01 (dated 10/31/01,
   collateralized by $14,000
   U.S. Treasury Notes
   4.625% due 2/28/03,
   market value $14,892 and
   $14,000 U.S. Treasury Notes
   4.25% due 5/31/03,
   market value $14,891)                             29,150              29,150
With J.P. Morgan Chase 2.50%
   11/01/01 (dated 10/31/01,
   collateralized by $8,000
   U.S. Treasury Notes
   6.125% due 12/31/01,
   market value $8,708)                               8,500               8,500
With UBS Warburg 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $30,000
   U.S. Treasury Notes
   7.50% due 11/15/01,
   market value $31,272)                             30,650              30,650
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $99,000)                                                           99,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.92%
   (COST $1,567,231)                                              $   1,185,603
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER
   ASSETS NET OF LIABILITIES - 1.08%                                     12,926
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   235,792 SHARES OUTSTANDING;
   EQUIVALENT TO $5.08
   PER SHARE - 100.00%                                            $   1,198,529
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $   2,003,775
Undistributed net investment income                                       4,365
Accumulated net realized loss
   on investments                                                      (427,983)
Net unrealized depreciation
   of investments                                                      (381,628)
--------------------------------------------------------------------------------
Total net assets                                                  $   1,198,529
================================================================================

+     Non-income producing security for the year ended October 31, 2001.

      See accompanying notes


54 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust-The Mid-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 94.14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Banking & Finance - 18.72%
--------------------------------------------------------------------------------
+Concord EFS                                          3,700       $     101,269
 Countrywide Credit Industries                        2,800             111,804
 Lehman Brothers Holdings                             1,100              68,706
 Synovus Financial                                    2,700              62,154
 TCF Financial                                        1,700              71,400
 Zions Bancorp                                        1,700              81,464
                                                                   ------------
                                                                        496,797
                                                                   ------------

--------------------------------------------------------------------------------
   Basic Industry/Capital Goods - 2.43%
--------------------------------------------------------------------------------
PerkinElmer                                           2,400              64,584
                                                                   ------------
                                                                         64,584
                                                                   ------------

--------------------------------------------------------------------------------
   Buildings & Materials - 0.96%
--------------------------------------------------------------------------------
Lennar                                                  700              25,382
                                                                   ------------
                                                                         25,382
                                                                   ------------

--------------------------------------------------------------------------------
   Business Services - 7.62%
--------------------------------------------------------------------------------
+Affiliated Computer Services
   Class A                                            1,000              88,050
+Fiserv                                                 750              27,893
+Lamar Advertising                                    1,400              43,960
+Robert Half International                            1,200              24,756
+SunGard Data Systems                                   700              17,640
                                                                   ------------
                                                                        202,299
                                                                   ------------

--------------------------------------------------------------------------------
   Cable, Media & Publishing - 5.43%
--------------------------------------------------------------------------------
+Adelphia Communications
   Class A                                            4,400              97,372
+Charter Communications Class A                       3,300              46,662
                                                                   ------------
                                                                        144,034
                                                                   ------------

--------------------------------------------------------------------------------
   Computers & Technology - 10.82%
--------------------------------------------------------------------------------
+Altera                                               1,700              34,340
+Brocade Communications
   Systems                                            1,100              27,005
+Extreme Networks                                     1,600              18,704
+Lam Research                                         1,400              26,544
+Novellus Systems                                     1,400              46,242
+Peregrine Systems                                    3,300              47,652
+Sonus Networks                                       4,700              19,787
+VeriSign                                             1,000              38,710
+VERITAS Software                                     1,000              28,380
                                                                   ------------
                                                                        287,364
                                                                   ------------

--------------------------------------------------------------------------------
   Energy - 3.23%
--------------------------------------------------------------------------------
+Cooper Cameron                                       2,200              85,800
                                                                   ------------
                                                                         85,800
                                                                   ------------

--------------------------------------------------------------------------------
   Healthcare & Pharmaceuticals - 6.91%
--------------------------------------------------------------------------------
+Cephalon                                               900              56,745
+Genentech                                            1,900              99,275
+Medimmune                                              700              27,468
                                                                   ------------
                                                                        183,488
                                                                   ------------

--------------------------------------------------------------------------------
   Insurance - 12.84%
--------------------------------------------------------------------------------
ACE Limited                                           2,700              95,175
Ambac Financial Group                                 1,950              93,600
MGIC Investment                                       1,500              77,610
PartnerRe                                             1,600              74,400
                                                                   ------------
                                                                        340,785
                                                                   ------------

--------------------------------------------------------------------------------
   Leisure, Lodging & Entertainment - 6.29%
--------------------------------------------------------------------------------
+Brinker International                                2,400              60,960
 Darden Restaurants                                   2,300              73,646
 Host Marriott                                        1,900              12,825
+Jack in the Box                                        800              19,680
                                                                   ------------
                                                                        167,111
                                                                   ------------

--------------------------------------------------------------------------------
   Real Estate - 2.08%
--------------------------------------------------------------------------------
LNR Property                                          2,000              55,100
                                                                   ------------
                                                                         55,100
                                                                   ------------

--------------------------------------------------------------------------------
   Retail - 12.34%
--------------------------------------------------------------------------------
+Bed Bath & Beyond                                    3,700              92,722
+Dollar Tree Stores                                   2,500              56,175
+Kohl's                                               2,000             111,220
+Office Depot                                         2,300              31,280
+Starbucks                                            1,300              22,256
Tiffany                                                 600              14,034
                                                                   ------------
                                                                        327,687
                                                                   ------------

--------------------------------------------------------------------------------
   Telecommunications - 3.33%
--------------------------------------------------------------------------------
+Applied Micro Circuits                               4,200              46,326
+Network Appliance                                    1,400              18,620
+ONI Systems                                          4,800              23,472
                                                                   ------------
                                                                         88,418
                                                                   ------------

--------------------------------------------------------------------------------
   Textiles, Apparel & Furniture - 1.14%
--------------------------------------------------------------------------------
Cintas                                                  750              30,315
                                                                   ------------
                                                                         30,315
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $2,557,064)                                                     2,499,164
================================================================================


                                   2001 Annual Report o Delaware Pooled Trust 55

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 6.93%
--------------------------------------------------------------------------------
With BNP Paribas 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $19,000
   U.S. Treasury Notes 6.25%
   due 6/30/02, market value
   $19,660 and $30,000 U.S.
   Treasury Notes 10.75%
   due 8/15/05, market
   value $38,615)                                 $  57,100       $      57,100
With Cantor Fitzgerald 2.56%
   11/1/01 (dated 10/31/01,
   collateralized by $27,000
   U.S. Treasury Notes 4.625%
   due 2/28/03, market value
   $27,678 and $26,000 U.S.
   Treasury Notes 4.25% due
   5/31/03, market
   value $27,677)                                    54,200              54,200
With J.P. Morgan Chase 2.50%
   11/01/01 (dated 10/31/01,
   collateralized by $16,000
   U.S. Treasury Notes 6.125%
   due 12/31/01, market
   value $16,185)                                    15,800              15,800
With UBS Warburg 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $56,000
   U.S. Treasury Notes 7.50%
   due 11/15/01, market
   value $58,122)                                    56,900              56,900
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $184,000)                                                         184,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 101.07%
(COST $2,741,064)                                                     2,683,164
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (1.07%)                                           (28,354)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   963,324 SHARES OUTSTANDING;
   EQUIVALENT TO $2.76
   PER SHARE - 100.00%                                            $   2,654,810
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $   3,036,624
Accumulated net realized loss on investments*                          (323,914)
Net unrealized depreciation of investments                              (57,900)
--------------------------------------------------------------------------------
Total net assets                                                  $   2,654,810
================================================================================

* Includes $88,173 of distributions in excess of net realized gains on investments.
+     Non-income producing security for the year ended October 31, 2001.

      See accompanying notes

Delaware Pooled Trust-
The Small-Cap Growth Equity Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 93.92%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Banking & Finance - 6.88%
--------------------------------------------------------------------------------
City National                                        10,300       $     422,300
Cullen/Frost Bankers                                 19,200             517,632
Dime Bancorp                                          9,955             337,275
Doral Financial                                      11,884             414,395
Downey Financial                                     11,200             393,568
Webster Financial                                    12,000             364,200
                                                                   ------------
                                                                      2,449,370
                                                                   ------------

--------------------------------------------------------------------------------
   Basic Industry/Capital Goods - 2.96%
--------------------------------------------------------------------------------
+ Mettler-Toledo International                       17,800             817,198
+ MSC Industrial Direct Class A                      14,281             234,208
                                                                   ------------
                                                                      1,051,406
                                                                   ------------

--------------------------------------------------------------------------------
   Business Services - 5.45%
--------------------------------------------------------------------------------
+ BISYS Group                                         9,923             516,194
+ Bright Horizons Family
   Solutions                                         13,453             341,841
+ Corporate Executive Board                          18,200             556,374
+ eSpeed                                             25,076             134,157
+ Resources Connection                                8,400             187,236
+ Watson Wyatt & Company                             11,600             204,624
                                                                   ------------
                                                                      1,940,426
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Durable/Cyclical - 4.34%
--------------------------------------------------------------------------------
 D.R. Horton                                         26,473             591,672
+Gentex Corp                                         14,000             333,200
 KB HOME                                             21,000             620,550
                                                                   ------------
                                                                      1,545,422
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Non-Durable/Retail - 14.55%
--------------------------------------------------------------------------------
+American Eagle Outfitters                           15,369             421,111
+American Italian Pasta Class A                      13,324             542,687
+AnnTaylor Stores                                     5,500             121,000
+Coach                                               16,648             464,479
+Cost Plus                                           17,846             347,105
+Dollar Tree Stores                                  31,578             709,558
+Duane Reade                                         13,602             406,972
+Getty Images                                        30,971             482,838
+Krispy Kreme Doughnuts                              24,028             840,258
+TOO                                                 19,336             514,531
+Tweeter Home Entertainment
  Group                                              20,500             323,080
                                                                   ------------
                                                                      5,173,619
                                                                   ------------


56 Delaware Pooled Trust o 2001 Annual Report

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Consumer Services - 16.29%
--------------------------------------------------------------------------------
+California Pizza Kitchen                             1,881       $      33,820
+CEC Entertainment                                   18,054             699,412
+Cheesecake Factory                                  27,249             768,422
+Edison Schools                                         700              13,195
+Extended Stay America                               32,677             441,140
 Four Seasons Hotels                                  4,600             175,904
+Hispanic Broadcasting
  Class A                                            22,500             377,100
+Mediacom Communciations                             39,567             530,989
+Radio One                                           30,300             352,995
 Ruby Tuesday                                        24,654             425,035
+Sonic                                               29,867           1,000,843
+West                                                29,063             675,715
+Westwood One                                        12,556             298,707
                                                                   ------------
                                                                      5,793,277
                                                                   ------------

--------------------------------------------------------------------------------
   Healthcare & Pharmaceuticals - 12.29%
--------------------------------------------------------------------------------
+Ameripath                                            2,900              81,519
+CIMA Labs                                            8,658             467,965
+Cubist Pharmaceuticals                              11,133             448,660
+Cubist Pharmaceuticals
  Restricted                                            800              32,240
+Esperion Therapeutics                               25,600             167,680
+Exelixis                                            21,200             284,080
+Humana                                              11,000             127,050
+Inhale Therapeutic                                  37,268             652,190
+Inspire Pharmaceuticals                             25,241             295,320
+Neurocrine Biosciences                              21,683             912,203
+Trimeris                                            22,759             903,555
                                                                   ------------
                                                                      4,372,462
                                                                   ------------

--------------------------------------------------------------------------------
   Insurance - 10.80%
--------------------------------------------------------------------------------
 Everest Re Group                                    13,400             895,790
+Markel                                               2,500             489,875
 PartnerRe                                           25,300           1,176,450
 Radian Group                                        30,500           1,033,035
 Reinsurance Group of America                         7,800             246,246
                                                                   ------------
                                                                      3,841,396
                                                                   ------------

--------------------------------------------------------------------------------
   Technology/Communications - 9.40%
--------------------------------------------------------------------------------
+Advanced Fibre
  Communications                                     38,852             723,813
+Applied Micro Circuits                              24,056             265,338
+Finisar                                             45,209             353,534
+Network Appliance                                   22,120             294,196
+ONI Systems                                         34,700             169,683
+RF Micro Devices                                    11,100             226,884
+SBA Communications                                  14,940             122,508
+Tekelec                                             37,605             722,016
+Vitesse Semiconductor                               37,500             354,000
+Western Multiplex                                   28,218             110,050
                                                                   ------------
                                                                      3,342,022
                                                                   ------------

--------------------------------------------------------------------------------
   Technology/Hardware - 2.69%
--------------------------------------------------------------------------------
+CoorsTek                                             7,340             194,510
+Micrel                                              25,371             638,081
+TranSwitch                                          37,600             124,456
                                                                   ------------
                                                                        957,047
                                                                   ------------

--------------------------------------------------------------------------------
   Technology/Software - 7.33%
--------------------------------------------------------------------------------
 Henry(Jack) & Associates                            49,430           1,218,943
+NetIQ                                                7,845             220,837
+Peregrine Systems                                   32,348             467,105
+Webex Communications                                15,972             491,938
+Webex Communications
  Restricted                                          6,800             209,440
                                                                   ------------
                                                                      2,608,263
                                                                   ------------

--------------------------------------------------------------------------------
   Transportation - 0.94%
--------------------------------------------------------------------------------
+Arkansas Best                                        8,500             199,920
 USFreightways                                        4,300             133,773
                                                                   ------------
                                                                        333,693
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $34,211,750)                                                   33,408,403
================================================================================

                                                  Principal
                                                     Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 6.34%
--------------------------------------------------------------------------------
With BNP Paribas 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $230,000
   U.S.Treasury Notes 6.25%
   due 6/30/02, market
   value $241,152 and
   $369,000 U.S. Treasury
   Notes 10.75% due
   8/15/05, market
   value $473,664)                                $ 699,000             699,000
With Cantor Fitzgerald
   2.56% 11/1/01 (dated
   10/31/01, collateralized
   by $327,000 U.S. Treasury
   Notes 4.625% due
   2/28/03, market value
   $339,503 and $324,000
   U.S. Treasury Notes 4.25%
   due 5/31/03, market
   value $339,494)                                  666,000             666,000
With J.P. Morgan Chase
   2.50% 11/1/01 (dated
   10/31/01, collateralized
   by $193,000 U.S. Treasury
   Notes 6.125% due
   12/31/01, market
   value $198,530)                                  193,000             193,000


                                   2001 Annual Report o Delaware Pooled Trust 57

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

With UBS Warburg 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $688,000
   U.S. Treasury Notes 7.50%
   due 11/15/01, market
   value $712,939)                                $ 699,000       $     699,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost $2,257,000)                                                     2,257,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.26%
(COST $36,468,750)                                                   35,665,403
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.26%)                                           (93,484)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   3,164,798 SHARES
   OUTSTANDING; EQUIVALENT
   TO $11.24 PER SHARE - 100.00%                                  $  35,571,919
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $  49,194,061
Accumulated net realized loss
   on investments                                                   (12,818,795)
Net unrealized depreciation
   of investments                                                      (803,347)
--------------------------------------------------------------------------------
Total net assets                                                  $  35,571,919
================================================================================

+     Non-income producing security for the year ended October 31, 2001.

      See accompanying notes

Delaware Pooled Trust-
The Real Estate Investment Trust Portfolio II
Statement of Net Assets
October 31, 2001

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 97.70%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Diversified REITs - 4.94%
--------------------------------------------------------------------------------
Vornado Realty Trust                                 12,600       $     493,920
                                                                   ------------
                                                                        493,920
                                                                   ------------

--------------------------------------------------------------------------------
   Healthcare REITs - 1.87%
--------------------------------------------------------------------------------
Nationwide Health Properties                          9,500             187,150
                                                                   ------------
                                                                        187,150
                                                                   ------------

--------------------------------------------------------------------------------
   Hotel REITs - 0.78%
--------------------------------------------------------------------------------
MeriStar Hospitality                                  8,200              77,900
                                                                   ------------
                                                                         77,900
                                                                   ------------

--------------------------------------------------------------------------------
   Industrial REITs - 10.35%
--------------------------------------------------------------------------------
AMB Property                                         17,580             427,370
First Industrial Realty Trust                         7,200             198,000
ProLogis Trust                                       20,500             408,565
                                                                   ------------
                                                                      1,033,935
                                                                   ------------

--------------------------------------------------------------------------------
   Mall REITs - 11.94%
--------------------------------------------------------------------------------
CBL & Associates Properties                          10,600             308,672
General Growth Properties                            11,400             417,468
Simon Property Group                                 16,970             466,675
                                                                   ------------
                                                                      1,192,815
                                                                   ------------

--------------------------------------------------------------------------------
   Manufactured Housing REITs - 6.34%
--------------------------------------------------------------------------------
Chateau Communities                                  11,480             361,620
Sun Communities                                       7,240             271,500
                                                                   ------------
                                                                        633,120
                                                                   ------------

--------------------------------------------------------------------------------
   Multifamily REITs - 14.16%
--------------------------------------------------------------------------------
Apartment Investment &
   Management Class A                                 7,990             335,340
AvalonBay Communities                                 7,351             333,735
Camden Property Trust                                 5,800             201,840
Equity Residential
   Properties Trust                                  12,200             316,590
Essex Property Trust                                  4,850             227,223
                                                                   ------------
                                                                      1,414,728
                                                                   ------------

--------------------------------------------------------------------------------
   Office REITs - 21.54%
--------------------------------------------------------------------------------
Alexandria Real Estate Equities                       6,700             269,340
CarrAmerica Realty                                   11,390             322,451
Equity Office Properties Trust                       28,812             821,141
Prentiss Properties Trust                            15,575             395,605
SL Green Realty                                      11,480             342,334
                                                                   ------------
                                                                      2,150,871
                                                                   ------------


58 Delaware Pooled Trust o 2001 Annual Report

                                                     Number               Market
                                                  of Shares                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Office/Industrial REITs - 10.90%
--------------------------------------------------------------------------------
Duke-Weeks Realty                                    14,140       $     325,927
Kilroy Realty                                         8,400             196,644
Liberty Property Trust                                8,833             236,724
Reckson Associates Realty                            14,330             329,590
                                                                   ------------
                                                                      1,088,885
                                                                   ------------

--------------------------------------------------------------------------------
   Other/Operating Companies - 7.77%
--------------------------------------------------------------------------------
+Catellus Development                                16,010             275,372
+Security Capital Group Class B                      10,600             198,220
 Starwood Hotels &
   Resorts Worldwide                                  1,990              43,860
 Trizec Hahn                                         16,200             259,038
                                                                   ------------
                                                                        776,490
                                                                   ------------

--------------------------------------------------------------------------------
   Retail Strip Centers REITs - 7.11%
--------------------------------------------------------------------------------
Kimco Realty                                          5,800             283,562
Pan Pacific Retail Properties                        15,390             427,073
                                                                   ------------
                                                                        710,635
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $9,798,919)                                                     9,760,449
================================================================================

                                                  Principal
                                                     Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 3.81%
--------------------------------------------------------------------------------
With BNP Paribas 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $39,000
   U.S. Treasury Notes 6.25%
   due 6/30/02, market value
   $40,708 and $62,000
   U.S. Treasury Notes
   10.75% due 8/15/05,
   market value $79,958)                          $ 118,000             118,000
With Cantor Fitzgerald 2.56%
   11/1/01 (dated 10/31/01,
   collateralized by $55,000
   U.S. Treasury Notes 4.625%
   due 2/28/03, market value
   $57,311 and $55,000
   U.S. Treasury Notes
   4.25% due 5/31/03,
   market value $57,309)                            112,350             112,350
With J.P. Morgan Chase 2.50%
   11/01/01 (dated 10/31/01,
   collateralized by $33,000
   U.S. Treasury Notes 6.125%
   due 12/31/01,
   market value $33,514)                          $  32,700       $      32,700
With UBS Warburg 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $116,000
   U.S. Treasury Notes 7.50%
   due 11/15/01,
   market value $120,350)                           117,950             117,950
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $381,000)                                                         381,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 101.51%
(COST $10,179,919)                                                   10,141,449
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF
   RECEIVABLES AND
   OTHER ASSETS - (1.51%)                                              (151,217)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   594,489 SHARES OUTSTANDING;
   EQUIVALENT TO $16.80
   PER SHARE - 100.00%                                            $   9,990,232
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $  10,777,242
Undistributed net investment income                                     310,962
Accumulated net realized loss
   on investments                                                    (1,059,502)
Net unrealized depreciation
   of investments                                                       (38,470)
--------------------------------------------------------------------------------
Total net assets                                                  $   9,990,232
================================================================================

      REIT - Real Estate Investment Trusts

+     Non-income producing security for the year ended October 31, 2001.

      See accompanying notes


                                   2001 Annual Report o Delaware Pooled Trust 59

Delaware Pooled Trust-The Intermediate Fixed Income Portfolio
Statement of Net Assets
October 31, 2001

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 5.54%
--------------------------------------------------------------------------------
Freddie Mac Series 2303
   CW 8.50% 11/15/24                              $  85,000       $      93,488
Freddie Mac Series T-11 A6
   6.50% 9/25/18                                    100,000             105,277
GNMA Series 98-9 B
   6.85% 12/20/25                                   150,000             157,581
--------------------------------------------------------------------------------
Total Agency Collateralized
Mortgage Obligations
(cost $343,791)                                                         356,346
================================================================================

--------------------------------------------------------------------------------
   AGENCY MORTGAGE-BACKED SECURITIES - 10.55%
--------------------------------------------------------------------------------
Fannie Mae
   6.50% 10/1/16                                     64,793              67,405
   6.50% 6/1/31                                     149,446             153,929
   6.50% 9/1/31                                     124,988             128,738
   7.50% 3/1/31                                     115,361             120,912
Freddie Mac
   6.50% 10/1/31                                    100,000             103,094
   7.50% 10/1/30                                    100,000             104,750
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed
Securities (cost $665,604)                                              678,828
================================================================================

--------------------------------------------------------------------------------
   AGENCY OBLIGATIONS - 9.85%
--------------------------------------------------------------------------------
Fannie Mae 5.50% 2/15/06                            430,000             457,614
Freddie Mac 5.50% 7/15/06                           165,000             175,760
--------------------------------------------------------------------------------
Total Agency Obligations (cost $606,940)                                633,374
================================================================================

--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES - 14.13%
--------------------------------------------------------------------------------
Centex Home Equity Series 01-B A4
   6.41% 2/25/30                                     80,000              83,431
DVI Receivables Series 01-1 A4
    5.808% 4/11/09                                  200,000             209,859
NationsCredit Grantor Trust
   Series 97-1 A
   6.75% 8/15/13                                    128,594             136,377
Philadelphia, Pennsylvania
   Authority for Industrial
   Development Series 97 A
   6.488% 6/15/04                                   252,490             264,168
SLM Student Loan Trust
   Series 96-2 A2
   3.7225% 7/27/09                                  215,000             214,784
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $878,925)                                                         908,619
================================================================================

--------------------------------------------------------------------------------
   COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.31%
--------------------------------------------------------------------------------
Chase Commercial Mortgage
   Securities Series 96-2 C
   6.90% 11/19/28                                   120,000             128,229
Comm Series 00-C1 A1
   7.206% 8/15/33                                   122,106             133,188
GMAC Commercial Mortgage
   Securities Series 00-C2 A2
   7.455% 6/16/10                                   125,000             139,684
LB-UBS Commercial Mortgage
   Trust Series 01-C3 A2
   6.365% 12/15/28                                   65,000              68,953
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed
Securities (cost $446,291)                                              470,054
================================================================================

--------------------------------------------------------------------------------
   CORPORATE BONDS - 39.60%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Aerospace & Defense - 0.94%
--------------------------------------------------------------------------------
Honeywell International
   5.125% 11/1/06                                    60,000              60,300
                                                                   ------------
                                                                         60,300
                                                                   ------------

--------------------------------------------------------------------------------
   Banking, Finance & Insurance - 14.11%
--------------------------------------------------------------------------------
Banco Santander - Chile
   6.50% 11/1/05                                    100,000             104,045
Bank of Hawaii
   6.875% 6/1/03                                     30,000              31,246
BB&T 6.50% 8/1/11                                    20,000              20,916
Citigroup 6.75% 12/1/05                             100,000             108,888
Erac USA Finance 144A
   7.35% 6/15/08                                     65,000              67,084
Ford Motor Credit
   7.25% 10/25/11                                    65,000              65,566
GMAC 6.125% 9/15/06                                  60,000              59,773
International Lease Finance
   5.125% 8/1/04                                     20,000              20,323
Salomon Smith Barney
   Holdings  5.875% 3/15/06                          60,000              63,133
UBS Preferred Funding Trust II
   8.622% 10/29/49                                   80,000              93,536
US Bank 6.375% 8/1/11                                30,000              31,329
US Bank Minnesota
   7.30% 8/15/05                                     85,000              92,635
Washington Mutual
   6.875% 6/15/11                                    80,000              86,057
Wells Fargo
   6.375% 8/1/11                                     60,000              62,719
                                                                   ------------
                                                                        907,250
                                                                   ------------


60 Delaware Pooled Trust o 2001 Annual Report

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Cable, Media & Publishing - 2.25%
--------------------------------------------------------------------------------
AOL Time Warner
   6.75% 4/15/11                                  $  40,000       $      41,993
Comcast Cable Communications
   6.75% 1/30/11                                     40,000              41,547
Walt Disney 5.50% 12/29/06                           60,000              61,443
                                                                   ------------
                                                                        144,983
                                                                   ------------

--------------------------------------------------------------------------------
   Electronics & Electrical Equipment - 0.97%
--------------------------------------------------------------------------------
Arrow Electronics
   8.20% 10/1/03                                     60,000              62,542
                                                                   ------------
                                                                         62,542
                                                                   ------------

--------------------------------------------------------------------------------
   Energy - 0.40%
--------------------------------------------------------------------------------
Osprey Trust 144A
   8.31% 1/15/03                                     35,000              25,768
                                                                   ------------
                                                                         25,768
                                                                   ------------

--------------------------------------------------------------------------------
   Food, Beverage & Tobacco - 1.88%
--------------------------------------------------------------------------------
Heinz (H.J.) 144A
   6.625% 7/15/11                                    65,000              70,330
Kraft Foods 5.625% 11/1/11                           50,000              50,360
                                                                   ------------
                                                                        120,690
                                                                   ------------

--------------------------------------------------------------------------------
   Industrial Machinery - 1.24%
--------------------------------------------------------------------------------
Norsk Hydro 6.70% 1/15/18                            80,000              79,584
                                                                   ------------
                                                                         79,584
                                                                   ------------

--------------------------------------------------------------------------------
   Packaging & Containers - 0.41%
--------------------------------------------------------------------------------
Sealed Air 144A 8.75% 7/1/08                         25,000              26,354
                                                                   ------------
                                                                         26,354
                                                                   ------------

--------------------------------------------------------------------------------
   Real Estate - 2.05%
--------------------------------------------------------------------------------
Simon Property
   7.375% 1/20/06                                   125,000             132,050
                                                                   ------------
                                                                        132,050
                                                                   ------------

--------------------------------------------------------------------------------
   Telecommunications - 10.87%
--------------------------------------------------------------------------------
 AT&T Wireless Services
   7.875% 3/1/11                                    100,000             108,383
 Citizens Communications 144A
   6.375% 8/15/04                                    35,000              36,121
 Cox Communications
   6.15% 8/1/03                                     110,000             113,818
 France Telecom 144A
   7.75% 3/1/11                                     150,000             163,838
+Metronet Communications
   10.75% 11/1/07                                    15,000               8,606
 Telus 7.50% 6/1/07                                  40,000              43,039
 US West Communications
   7.20% 11/1/04                                     30,000              31,708
 Worldcom
   7.50% 5/15/11                                     85,000              87,756
   7.55% 4/1/04                                     100,000             106,018
                                                                   ------------
                                                                        699,287
                                                                   ------------

--------------------------------------------------------------------------------
   Utilities - 4.48%
--------------------------------------------------------------------------------
Florida Power
   8.00% 12/1/22                                     40,000              41,601
Mirant Americas Generation
   7.625% 5/1/06                                     40,000              41,951
   8.30% 5/1/11                                      80,000              85,651
PG&E National Energy
   10.375% 5/16/11                                   35,000              39,548
Public Service Electric & Gas
   6.50% 5/1/04                                      75,000              79,342
                                                                   ------------
                                                                        288,093
                                                                   ------------

--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $2,457,361)                                                     2,546,901
================================================================================

--------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS - 7.85%
--------------------------------------------------------------------------------
U.S. Treasury Inflation
   Index Note
   3.375% 4/15/32                                    65,000              67,610
   3.625% 1/15/08                                    54,935              57,407
U.S. Treasury Note
   2.75% 9/30/03                                      5,000               5,034
   4.00% 4/30/03                                     20,000              20,531
*  4.25% 3/31/03                                    195,000             200,630
   5.00% 8/15/11                                    145,000             153,468
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $494,277)                                                         504,680
================================================================================

                                                     Number
                                                  of Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   PREFERRED STOCK - 1.32%
--------------------------------------------------------------------------------
Centaur Funding 144A 9.08%                               75              85,148
--------------------------------------------------------------------------------
Total Preferred Stock
(cost $80,132)                                                           85,148
================================================================================

                                                  Principal
                                                     Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 3.93%
--------------------------------------------------------------------------------
With BNP Paribas 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $26,000
   U.S. Treasury Notes
   6.25% due 6/30/02,
   market value $27,032 and
   $41,000 U.S. Treasury Notes
   10.75% due 8/15/05,
   market value $53,096)                          $  78,400              78,400


                                   2001 Annual Report o Delaware Pooled Trust 61

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

With Cantor Fitzgerald 2.56%
   11/1/01 (dated 10/31/01,
   collateralized by $37,000
   U.S. Treasury Notes
   4.625% due 2/28/03,
   market value $38,057 and
   $36,000 U.S. Treasury Notes
   4.25% due 5/31/03,
   market value $38,056)                          $  74,600       $      74,600
With J.P. Morgan Chase 2.50%
   11/01/01 (dated 10/31/01,
   collateralized by $22,000
   U.S. Treasury Notes
   6.125% due 12/31/01,
   market value $22,254)                             21,700              21,700
With UBS Warburg 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $77,000
   U.S. Treasury Notes 7.50%
   due 11/15/01,
   market value $79,917)                             78,300              78,300
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $253,000)                                                         253,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.08%
(COST $6,226,321)                                                     6,436,950
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.08)%                                            (4,840)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   629,854 SHARES OUTSTANDING;
   EQUIVALENT TO $10.21
   PER SHARE - 100.00%                                            $   6,432,110
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $   6,581,332
Accumulated net realized loss
   on investments                                                      (361,574)
Net unrealized appreciation
   of investments                                                       212,352
--------------------------------------------------------------------------------
Total net assets                                                  $   6,432,110
================================================================================

*     Fully or partially pledged as collateral for financial futures contracts.
+     Zero coupon bond. The interest rate shown is the step-up rate.

      GNMA-Government National Mortgage Association

      See accompanying notes

Delaware Pooled Trust-
The Aggregate Fixed Income Portfolio
Statement of Net Assets
October 31, 2001

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 3.96%
--------------------------------------------------------------------------------
Fannie Mae Whole Loan
   Series 98-W3 A2
   6.50% 7/25/28                                  $  32,914       $      33,227
Freddie Mac Series 2303 CW
   8.50% 11/15/24                                    40,000              43,994
GNMA Series 98-9 B
   6.85% 12/20/25                                    40,000              42,022
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage Obligations
(cost $115,184)                                                         119,243
================================================================================

--------------------------------------------------------------------------------
   AGENCY MORTGAGE-BACKED SECURITIES - 27.66%
--------------------------------------------------------------------------------
Fannie Mae
   6.50% 10/1/16                                    144,538             150,365
   6.50% 8/1/317                                      4,865              77,111
   6.50% 9/1/31                                     129,988             133,887
   6.50% 10/1/31                                     79,992              82,392
   7.50% 10/1/29                                    130,000             136,906
   7.50% 3/1/31                                     110,746             116,076
Freddie Mac
   6.50% 10/1/31                                     30,000              30,928
   7.50% 7/1/30                                      35,000              36,662
GNMA 6.50% 12/15/23                                  66,540              69,160
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $815,896)                                                         833,487
================================================================================

--------------------------------------------------------------------------------
   AGENCY OBLIGATIONS - 10.03%
--------------------------------------------------------------------------------
Fannie Mae
   7.25% 1/15/10                                     65,000              75,989
Freddie Mac
   5.50% 7/15/06                                    110,000             117,173
   6.75% 3/15/31                                     95,000             109,198
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $292,028)                                                         302,360
================================================================================

--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES - 12.16%
--------------------------------------------------------------------------------
Centex Home Equity
   Series 01-B A4
   6.41% 2/25/30                                     75,000              78,217
Citibank Credit Card Master
   Trust I Series 99-7 A4
   6.65% 11/15/06                                    50,000              54,181
DVI Receivables Series
   01-1 A4 5.808% 4/11/09                            50,000              52,465


62 Delaware Pooled Trust o 2001 Annual Report

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

Peoplefirst.com Auto
   Receivables Owner
   Trust Series 00-2 A4
   6.43% 9/15/07                                  $  50,000       $      53,077
PSE&G Transition Funding
   Series 01-1 A3
   5.98% 6/15/08                                     50,000              53,534
Standard Credit Card Master
   Trust Series 94-4 A
   8.25% 11/7/03                                     75,000              75,051
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $350,829)                                                         366,525
================================================================================

--------------------------------------------------------------------------------
   COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.93%
--------------------------------------------------------------------------------
Chase Commercial Mortgage
   Securities Series 96-2 C
   6.90% 11/19/28                                    75,000              80,144
Comm Series 00-C1 A1
   7.206% 8/15/33                                    65,749              71,716
First Union National Bank
   Commercial Mortgage Series
   99-C4 A1 7.184% 9/15/08                           42,254              45,917
GMAC Commercial Mortgage
   Securities Series 00-C2 A2
   7.455% 6/16/10                                    40,000              44,699
LB-UBS Commercial Mortgage
   Trust Series 01-C3 A2
   6.365% 12/15/28                                   25,000              26,520
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $253,021)                                                         268,996
================================================================================

--------------------------------------------------------------------------------
   CORPORATE BONDS - 28.02%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Aerospace & Defense - 1.00%
--------------------------------------------------------------------------------
Honeywell International
   5.125% 11/1/06                                    30,000              30,150
                                                                   ------------
                                                                         30,150
                                                                   ------------

--------------------------------------------------------------------------------
   Automobiles & Automotive Parts - 0.62%
--------------------------------------------------------------------------------
Ford Motor 7.45% 7/16/31                             20,000              18,753
                                                                   ------------
                                                                         18,753
                                                                   ------------

--------------------------------------------------------------------------------
   Banking, Finance & Insurance - 10.50%
--------------------------------------------------------------------------------
Axa 8.60% 12/15/30                                   25,000              28,555
Banco Santander - Chile
   6.50% 11/1/05                                     25,000              26,011
Bank of Hawaii
   6.875% 6/1/03                                     25,000              26,038
BB&T 6.50% 8/1/11                                    10,000              10,458
Erac USA Finance 144A
   7.35% 6/15/08                                     25,000              25,802
Ford Motor Credit
   6.875% 2/1/06                                     30,000              30,738
   7.25% 10/25/11                                    30,000              30,261
GMAC
   6.125% 9/15/06                                    25,000              24,905
International Lease Finance
   5.125% 8/1/04                                     10,000              10,162
PNC Funding
   7.00% 9/1/04                                      30,000              32,456
UBS Preferred Funding Trust II
   8.622% 10/29/49                                   25,000              29,230
US Bank 6.375% 8/1/11                                15,000              15,664
Wells Fargo 6.375% 8/1/11                            25,000              26,133
                                                                   ------------
                                                                        316,413
                                                                   ------------

--------------------------------------------------------------------------------
   Cable, Media & Publishing - 2.94%
--------------------------------------------------------------------------------
AOL Time Warner
   6.75% 4/15/11                                     40,000              41,993
Comcast Cable Communications
   6.75% 1/30/11                                     30,000              31,160
Walt Disney
   5.50% 12/29/06                                    15,000              15,361
                                                                   ------------
                                                                         88,514
                                                                   ------------

--------------------------------------------------------------------------------
   Electronics & Electrical Equipment - 0.52%
--------------------------------------------------------------------------------
Arrow Electronics
   8.20% 10/1/03                                     15,000              15,635
                                                                   ------------
                                                                         15,635
                                                                   ------------

--------------------------------------------------------------------------------
   Energy - 0.24%
--------------------------------------------------------------------------------
Osprey Trust 144A
   8.31% 1/15/03                                     10,000               7,362
                                                                   ------------
                                                                          7,362
                                                                   ------------

--------------------------------------------------------------------------------
   Food, Beverage & Tobacco - 1.91%
--------------------------------------------------------------------------------
Heinz (H.J.) 144A
   6.625% 7/15/11                                    30,000              32,460
Kraft Foods
   5.625% 11/1/11                                    25,000              25,180
                                                                   ------------
                                                                         57,640
                                                                   ------------

--------------------------------------------------------------------------------
   Industrial Machinery - 0.99%
--------------------------------------------------------------------------------
Norsk Hydro
   6.70% 1/15/18                                     30,000              29,844
                                                                   ------------
                                                                         29,844
                                                                   ------------

--------------------------------------------------------------------------------
   Packaging & Containers - 0.35%
--------------------------------------------------------------------------------
Sealed Air 144A
   8.75% 7/1/08                                      10,000              10,541
                                                                   ------------
                                                                         10,541
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 63

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Real Estate - 1.23%
--------------------------------------------------------------------------------
Simon Property
   7.375% 1/20/06                                 $  35,000       $      36,974
                                                                   ------------
                                                                         36,974
                                                                   ------------

--------------------------------------------------------------------------------
   Telecommunications - 4.39%
--------------------------------------------------------------------------------
AT&T Wireless Services
   7.875% 3/1/11                                     30,000              32,516
Citizens Communications 144A
   6.375% 8/15/04                                    15,000              15,480
Cox Communications
   6.15% 8/1/03                                      30,000              31,042
Telus
   7.50% 6/1/07                                      10,000              10,760
US West Communications
   7.20% 11/1/04                                     15,000              15,854
Worldcom
   7.55% 4/1/04                                      25,000              26,504
                                                                   ------------
                                                                        132,156
                                                                   ------------

--------------------------------------------------------------------------------
   Utilities - 3.33%
--------------------------------------------------------------------------------
El Paso Energy
   7.80% 8/1/31                                      40,000              41,402
Mirant Americas Generation
   7.625% 5/1/06                                     20,000              20,975
   8.30% 5/1/11                                      25,000              26,766
PG&E National Energy
   10.375% 5/16/11                                   10,000              11,299
                                                                   ------------
                                                                        100,442
                                                                   ------------

--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $815,590)                                                         844,424
================================================================================

--------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS - 8.60%
--------------------------------------------------------------------------------
*U.S. Treasury Bond
   6.875% 8/15/25                                    10,000              12,430
 U.S. Treasury Inflation
   Index Note
   3.375% 4/15/32                                    30,000              31,205
   3.625% 1/15/08                                    21,974              22,963
 U.S. Treasury Note
   4.00% 4/30/03                                    120,000             123,187
   5.00% 8/15/11                                     40,000              42,336
   5.875% 11/15/04                                   25,000              27,100

--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $256,182)                                                         259,221
================================================================================

--------------------------------------------------------------------------------
   PREFERRED STOCK - 1.13%
--------------------------------------------------------------------------------
Centaur Funding 144A 9.08%                               30              34,059
--------------------------------------------------------------------------------
Total Preferred Stock
(cost $32,054)                                                           34,059
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.49%
(COST $2,930,784)                                                     3,028,315
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.49)%                                               (14,819)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   323,059 SHARES
   OUTSTANDING; EQUIVALENT TO
   $9.33 PER SHARE - 100.00%                                      $   3,013,496
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $   2,828,660
Undistributed net investment income                                     285,114
Accumulated net realized loss on
   investments                                                         (198,659)
Net unrealized appreciation of
   investments                                                           98,381
--------------------------------------------------------------------------------
Total net assets                                                  $   3,013,496
================================================================================

*     Fully or partially pledged as collateral for financial futures contracts.

      GNMA - Government National Mortgage Association

      See accompanying notes


64 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust-The High-Yield Bond Portfolio
Statement of Net Assets
October 31, 2001

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES - 0.61%
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter
   Series 01-NC2N N
   12.75% 1/26/32                                 $  20,000       $      20,000
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $20,000)                                                           20,000
================================================================================

--------------------------------------------------------------------------------
   COLLATERALIZED MORTGAGE OBLIGATION - 0.63%
--------------------------------------------------------------------------------
Washington Mutual Mortgage
   Services Series 01 - 8 CB4
   6.71% 8/25/31                                     24,912              20,739
--------------------------------------------------------------------------------
Total Collateralized Mortgage Obligation
(cost $19,743)                                                           20,739
================================================================================

--------------------------------------------------------------------------------
   CORPORATE BONDS - 95.87%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Aerospace & Defense - 0.57%
--------------------------------------------------------------------------------
Alliant Techsystems
   8.50% 5/15/11                                     10,000              10,550
BE Aerospace 9.50% 11/1/08                           10,000               8,000
                                                                   ------------
                                                                         18,550
                                                                   ------------

--------------------------------------------------------------------------------
   Automobiles & Automotive Parts - 3.36%
--------------------------------------------------------------------------------
Advance Stores 144A
   10.25% 4/15/08                                    18,000              17,460
Advanced Accessory
   Systems/AAS Capital
   9.75% 10/1/07                                      5,000               3,625
American Axle & Manufacturing
   9.75% 3/1/09                                      30,000              30,975
Delco Remy International
   11.00% 5/1/09                                     25,000              25,375
Neff 10.25% 6/1/08                                   65,000              32,575
                                                                   ------------
                                                                        110,010
                                                                   ------------

--------------------------------------------------------------------------------
   Banking, Finance & Insurance - 5.20%
--------------------------------------------------------------------------------
 Beaver Valley Funding
   9.00% 6/1/17                                      40,000              46,360
*Coaxial 12.875% 8/15/08                             25,000              18,625
 Fairfax Financial Holdings
   7.75% 12/15/03                                    25,000              24,983
 Finova Group 7.50% 11/15/09                         42,000              15,750
 Orion Power Holdings
   12.00% 5/1/10                                     23,000              27,945
 Petrobras International
   Finance 144A 9.75% 7/6/11                         20,000              20,150
 Sovereign Bancorp
   10.50% 11/15/06                                   15,000              16,594
                                                                   ------------
                                                                        170,407
                                                                   ------------

--------------------------------------------------------------------------------
   Building & Materials - 1.26%
--------------------------------------------------------------------------------
Lennear 9.95% 5/1/10                                 20,000              21,700
Ryland Group 8.00% 8/15/06                           20,000              19,500
                                                                   ------------
                                                                         41,200
                                                                   ------------

--------------------------------------------------------------------------------
   Cable, Media & Publishing - 13.53%
--------------------------------------------------------------------------------
 Adelphia Communications
   10.25% 11/1/06                                    70,000              67,549
 Advanstar Communications
   12.00% 2/15/11                                    40,000              24,650
 Charter Communications
   Holdings 11.125% 1/15/11                          80,000              85,000
 CSC Holdings 9.875% 2/15/13                         25,000              26,594
 Granite Broadcasting
   8.875% 5/15/08                                    25,000              17,625
   10.375% 5/15/05                                   18,000              12,690
*Insight Communications
   12.25% 2/15/11                                    55,000              30,800
 Insight Midwest
   10.50% 11/1/10                                    15,000              16,050
 International Cabletel Series B
   11.50% 2/1/06                                     25,000              15,125
 Media Broadband 144A
   11.00% 7/15/13                                    35,000              37,275
 Nextmedia 10.75% 7/1/11                             35,000              35,175
 Radio One 144A
   8.875% 7/1/11                                     10,000              10,475
 Rogers Cablesystems
   10.00% 3/15/05                                    45,000              48,488
 Telewest Communications
   11.25% 11/1/08                                    20,000              15,900
                                                                   ------------
                                                                        443,396
                                                                   ------------

--------------------------------------------------------------------------------
   Chemicals - 4.12%
--------------------------------------------------------------------------------
Avecia 11.00% 7/1/09                                 25,000              23,875
IMC Global 6.55% 1/15/05                             35,000              31,013
IMC Global 144A
   10.875% 6/1/08                                     5,000               5,150
   11.25% 6/1/11                                      5,000               5,125
ISP Chemco 144A
   10.25% 7/1/11                                     25,000              25,125
Lyondell Chemical
   9.625% 5/1/07                                     10,000               9,625
Macdermid 9.125% 7/15/11                             20,000              19,800
Polymer 9.00% 7/1/07                                 40,000              15,400
                                                                   ------------
                                                                        135,113
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 65

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Computers & Technology - 1.43%
--------------------------------------------------------------------------------
Asat Finance LLC
   12.50% 11/1/06                                 $  19,500       $      15,308
Seagate Technologies
   12.50% 11/15/07                                   30,000              31,650
                                                                   ------------
                                                                         46,958
                                                                   ------------

--------------------------------------------------------------------------------
   Consumer Products - 2.15%
--------------------------------------------------------------------------------
American Greetings
   6.10% 8/1/28                                      25,000              21,271
   11.75% 7/15/08                                    20,000              19,375
Salton
   10.75% 12/15/05                                   10,000               8,400
   12.25% 4/15/08                                    25,000              21,312
                                                                   ------------
                                                                         70,358
                                                                   ------------

--------------------------------------------------------------------------------
   Electronics & Electrical Equipment - 1.30%
--------------------------------------------------------------------------------
Chippac International
   12.75% 8/1/09                                     15,000              11,325
Flextronics International
   9.875% 7/1/10                                     30,000              31,350
                                                                   ------------
                                                                         42,675
                                                                   ------------

--------------------------------------------------------------------------------
   Energy - 6.93%
--------------------------------------------------------------------------------
 Calpine
   8.625% 8/15/10                                    65,000              65,539
   10.50% 5/15/06                                    20,000              20,875
 Chesapeake Energy 144A
   8.125% 4/1/11                                     10,000               9,800
 Denbury Management
   9.00% 3/1/08                                      10,000               9,350
 Denbury Resources 144A
   9.00% 3/1/08                                      25,000              23,375
 Hanover Equipment 144A
   8.75% 9/1/11                                      35,000              36,575
 Mission Energy 144A
   13.50% 7/15/08                                    30,000              33,600
*Universal Compression
   9.875% 2/15/08                                    30,000              28,050
                                                                   ------------
                                                                        227,164
                                                                   ------------

--------------------------------------------------------------------------------
   Food, Beverage & Tobacco - 7.66%
--------------------------------------------------------------------------------
Advantica Restaurant
   11.25% 1/15/08                                    60,000              37,500
Agrilink Foods 11.875% 11/1/08                       15,000              13,425
Amer Restuarant
   11.50% 2/15/03                                    25,000              23,875
Avado Brands 11.75% 6/15/09                          60,000              14,700
CKE Restuarants
   9.125% 5/1/09                                     40,000              32,600
Cott 9.375% 7/1/05                                   20,000              20,500
Di Giorgio 10.00% 6/15/07                            40,000              38,600
Dimon 144A 9.625% 10/15/11                           20,000              20,600
Fleming Companies
   10.625% 7/31/07                                   20,000              20,250
Marsh Supermarket
   8.875% 8/1/07                                     10,000               9,650
National Wine & Spirits
   10.125% 1/15/09                                   20,000              19,500
                                                                   ------------
                                                                        251,200
                                                                   ------------

--------------------------------------------------------------------------------
   Government Bonds - 1.68%
--------------------------------------------------------------------------------
Federal Republic of Brazil
   11.00% 8/17/40                                    15,000               9,945
Republic of Philippines
   9.875% 1/15/19                                    20,000              16,375
Russia 144A 5.00% 3/31/30                            60,000              28,725
                                                                   ------------
                                                                         55,045
                                                                   ------------

--------------------------------------------------------------------------------
   Healthcare & Pharmaceuticals - 8.29%
--------------------------------------------------------------------------------
Amerisource Berg 144A
   8.125% 9/1/08                                     30,000              31,650
Davita 9.25% 4/15/11                                 25,000              26,375
Extedicare Health Services
   9.35% 12/15/07                                    20,000              18,600
Fresensius Medical Care TOPrS
   9.00% 12/1/06                                         30              31,050
HCA 7.875% 2/1/11                                    15,000              16,200
Healthsouth 8.50% 2/1/08                             20,000              21,500
Kinetic Concepts
   9.625% 11/1/07                                    45,000              44,775
King Pharmaceutical
   10.75% 2/15/09                                    25,000              27,813
Magellan Health Services 144A
   9.375% 11/15/07                                   15,000              15,825
Triad Hospitals 8.75% 5/1/09                         35,000              37,800
                                                                   ------------
                                                                        271,588
                                                                   ------------

--------------------------------------------------------------------------------
   Industrial Machinery - 3.09%
--------------------------------------------------------------------------------
Allied Waste North America
   8.875% 4/1/08                                     35,000              36,050
Briggs & Stratton
   8.875% 3/15/11                                    30,000              31,125
Grant Prideco 9.625% 12/1/07                         35,000              33,950
                                                                   ------------
                                                                        101,125
                                                                   ------------

--------------------------------------------------------------------------------
   Leisure, Lodging & Entertainment - 4.56%
--------------------------------------------------------------------------------
Alliance Gaming
   10.00% 8/1/07                                     20,000              20,300
Argosy Gaming 9.00% 9/1/11                           18,000              18,900
Bally Total Fitness Series D
   9.875% 10/15/07                                   10,000              10,050
Extended Stay America
   9.875% 6/15/11                                    15,000              14,550
Host Marriot 8.375% 2/15/06                          10,000               9,100


66 Delaware Pooled Trust o 2001 Annual Report

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

 La Quinta Inns 7.25% 3/15/04                     $  10,000       $       9,600
 Mohegan Tribal 144A
   8.375% 7/1/11                                     25,000              26,000
 Park Place Entertainment
   9.375% 2/15/07                                    15,000              15,300
*Premier Parks 10.00% 4/1/08                         25,000              21,250
 Sun International Hotels 144A
   8.875% 8/15/11                                     5,000               4,450
                                                                   ------------
                                                                        149,500
                                                                   ------------

--------------------------------------------------------------------------------
   Metals & Mining - 2.17%
--------------------------------------------------------------------------------
Jorgensen Earle 9.50% 4/1/05                         20,000              18,200
Kaiser Aluminum & Chemical
   9.875% 2/15/02                                    10,000               9,350
Luscar Coal 144A
   9.75% 10/15/11                                    30,000              31,275
WCI Steel 10.00% 12/1/04                             15,000               9,375
Weirton Steel 11.375% 7/1/04                         23,000               2,875
                                                                   ------------
                                                                         71,075
                                                                   ------------

--------------------------------------------------------------------------------
   Miscellaneous - 0.67%
--------------------------------------------------------------------------------
Stewart Enterprises 144A
   10.75% 7/1/08                                     20,000              21,900
                                                                   ------------
                                                                         21,900
                                                                   ------------

--------------------------------------------------------------------------------
   Packaging & Containers - 2.30%
--------------------------------------------------------------------------------
AEP Industries
   9.875% 11/15/07                                   25,000              23,750
Gaylord Container
   9.75% 6/15/07                                     35,000              28,525
Portola Packaging
   10.75% 10/1/05                                    25,000              23,125
                                                                   ------------
                                                                         75,400
                                                                   ------------

--------------------------------------------------------------------------------
   Paper & Forest Products - 1.44%
--------------------------------------------------------------------------------
Crown Cork & Seal
   7.125% 9/1/02                                     15,000              10,200
Pacifica Papers
   10.00% 3/15/09                                    15,000              16,050
Plastipak Holdings 144A
   10.75% 9/1/11                                     20,000              21,025
                                                                   ------------
                                                                         47,275
                                                                   ------------

--------------------------------------------------------------------------------
   Real Estate - 2.88%
--------------------------------------------------------------------------------
Beazer Homes USA
   8.875% 4/1/08                                     20,000              20,550
Health Care REIT
   7.50% 8/15/07                                     35,000              36,032
La Quinta Properties
   7.40% 9/15/05                                     20,000              18,700
Nationwide Health Properties
   7.06% 12/5/06                                     20,000              19,165
                                                                   ------------
                                                                         94,447
                                                                   ------------

--------------------------------------------------------------------------------
   Retail - 5.93%
--------------------------------------------------------------------------------
Amergas Partner 144A
   8.875% 5/20/11                                    15,000              15,525
Autonation 144A
   9.00% 8/1/08                                      30,000              29,700
J Crew 10.375% 10/15/07                              50,000              40,250
Levi Strauss 11.625% 1/15/08                         25,000              17,625
Office Depot 144A
   10.00% 7/15/08                                    25,000              26,750
Petco Animal 144A
   10.75% 11/1/11                                    25,000              25,625
Saks 7.00% 7/15/04                                   45,000              38,925
                                                                   ------------
                                                                        194,400
                                                                   ------------

--------------------------------------------------------------------------------
   Telecommunications - 8.49%
--------------------------------------------------------------------------------
*Alamosa Holding
   12.875% 2/15/10                                   20,000              11,400
*Allegiance Telecommunications
   11.75% 2/15/08                                    45,000              18,450
 American Tower
   9.375% 2/1/09                                     25,000              20,438
*Crown Castle 10.375% 5/15/11                        15,000               8,925
 Echostar DBS 9.375% 2/1/09                          30,000              30,749
*Horizon PCS 14.00% 10/1/10                          50,000              25,000
 Level 3 Communications
   9.125% 5/1/08                                     30,000              13,650
*  12.875% 3/15/10                                   18,000               3,780
 McLeod USA 9.25% 7/15/07                            30,000               7,350
 Metromedia Fiber
   10.00% 12/15/09                                   20,000               4,500
*Microcell Telecommunications
   14.00% 6/1/06                                      5,000               2,325
 Nextel Communications
   9.375% 11/15/09                                    5,000               3,525
 Nextel International
   12.75% 8/1/10                                     65,000               5,363
*Nextel Partners
  14.00% 2/1/09                                      30,000              16,725
*Nextlink Communications
   9.45% 4/15/08                                     65,000               6,825
 Paxson Communications 144A
   10.75% 7/15/08                                    30,000              30,225
*SBA Communications
   12.00% 3/1/08                                     30,000              21,150
 Time Warner Telecommunicaitons
   10.125% 2/1/11                                    10,000               7,650
*Ubiquitel 14.00% 4/15/10                            50,000              24,250
 Williams Communication
   11.70% 8/1/08                                     40,000              17,000
                                                                   ------------
                                                                        279,280
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 67

                                                  Principal               Market
                                                     Amount                Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Transportation & Shipping - 1.65%
--------------------------------------------------------------------------------
Atlas Air 10.75% 8/1/05                           $  25,000       $      19,000
Hornbeck-Leevac 144A
   10.625% 8/1/08                                    15,000              14,325
Teekay Shipping
   8.875% 7/15/11                                    20,000              20,625
                                                                   ------------
                                                                         53,950
                                                                   ------------

--------------------------------------------------------------------------------
   Utilities - 5.21%
--------------------------------------------------------------------------------
AES 10.25% 7/15/06                                   50,000              46,749
Avista 144A 9.75% 6/1/08                             10,000              10,677
Azurix 10.75% 2/15/10                                35,000              30,975
Kansas Gas & Electric
   6.20% 1/15/06                                     30,000              28,767
Midland Funding II
   11.75% 7/23/05                                    10,000              11,088
Sesi, L.L.C. 8.875% 5/15/11                          35,000              33,250
Western Resources
   6.875% 8/1/04                                     10,000               9,321
                                                                   ------------
                                                                        170,827
                                                                   ------------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $3,234,927)                                                     3,142,843
================================================================================
                                                     Number
                                                  of Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   PREFERRED STOCKS - 3.90%
--------------------------------------------------------------------------------
CSC Holdings 11.75%                                     600              63,635
Intermedia Communications
   PIK 13.50%                                            25              26,438
Rural Cellular PIK 11.375%                               44              37,868
--------------------------------------------------------------------------------
Total Preferred Stocks
(cost $122,727)                                                         127,941
================================================================================

--------------------------------------------------------------------------------
   WARRANTS - 0.08%
--------------------------------------------------------------------------------
+ Horizon PCS                                            50               2,506
--------------------------------------------------------------------------------
Total Warrants
(cost $2,734)                                                             2,506
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 101.09%
(COST $3,400,131)                                                 $   3,314,029
================================================================================

--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (1.09%)                                           (35,827)
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   490,543 SHARES OUTSTANDING;
   EQUIVALENT TO $6.68
   PER SHARE - 100.00%                                            $   3,278,202
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $   7,919,585
Undistributed net investment income                                      60,892
Accumulated net realized loss
   on investments                                                    (4,616,173)
Net unrealized depreciation
   of investments                                                       (86,102)
--------------------------------------------------------------------------------
Total net assets                                                  $   3,278,202
================================================================================
+     Non-income producing security for the year ended October 31, 2001.
* Zero coupon bond as of October 31, 2001. The interest rate shown is the step-up rate.

      PIK - Pay-in-kind
      TOPrS - Trust Originated Preferred Security

      See accompanying notes

68 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust-The Diversified Core Fixed Income Portfolio
Statement of Net Assets
October 31, 2001

                                                  Principal         Market Value
                                                    Amount*             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 2.71%
--------------------------------------------------------------------------------
Freddie Mac Series 2303 CW
   8.50% 11/15/24                                 $  70,000       $      76,990
Freddie Mac Series T-11 A6
   6.50% 9/25/18                                    100,000             105,277
GNMA Series 98-9
   B 6.85% 12/20/25                                  50,000              52,527
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage Obligations
(cost $227,436)                                                         234,794
================================================================================

--------------------------------------------------------------------------------
   Agency Mortgage-Backed Securities - 22.71%
--------------------------------------------------------------------------------
Fannie Mae
   6.50% 10/1/16                                    189,395             197,030
   6.50% 6/1/31                                     139,483             143,668
   6.50% 8/1/31                                      99,820             102,814
   6.50% 9/1/31                                     144,986             149,335
   6.50% 10/1/31                                    174,983             180,232
   7.50% 4/1/30                                     145,000             151,978
   7.50% 3/1/31                                      87,745              91,968
   7.50% 8/1/31                                     111,506             116,873
Freddie Mac
   6.50% 10/1/31                                     20,000              20,619
   7.50% 7/1/30                                      25,000              26,187
GNMA
   6.50% 1/15/28                                    328,995             340,304
   7.00% 1/15/31                                    429,167             448,345
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $1,911,161)                                                     1,969,353
================================================================================

--------------------------------------------------------------------------------
   AGENCY OBLIGATIONS - 6.24%
--------------------------------------------------------------------------------
Fannie Mae
   7.25% 1/15/10                                     15,000              17,536
Freddie Mac
   5.50% 7/15/06                                    250,000             266,303
   6.00% 6/15/11                                     45,000              48,909
   6.75% 3/15/31                                    110,000             127,616
Resolution Funding Strip
   5.57% 12/15/17                                   200,000              81,001
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $535,734)                                                         541,365
================================================================================

--------------------------------------------------------------------------------
   ASSET-BACKED SECURITIES - 5.61%
--------------------------------------------------------------------------------
Centex Home Equity
   Series 01-B A4
   6.41% 2/25/30                                     60,000              62,573
Citibank Credit Card Master
   Trust I Series 99-7 A
   6.65% 11/15/06                                    50,000              54,181
DVI Receivables Series
   01-1 A4 5.808% 4/11/09                            50,000              52,465
Philadelphia, Pennsylvania
   Authority for Industrial
   Development Series
   97 A 6.488% 6/15/04                              231,450             242,155
Standard Credit Card Master
   Trust Series 94-4 A
   8.25% 11/7/03                                     75,000              75,051
--------------------------------------------------------------------------------
Total Asset-Backed Securities
(cost $451,934)                                                         486,425
================================================================================

--------------------------------------------------------------------------------
   COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.39%
--------------------------------------------------------------------------------
Chase Commercial Mortgage
   Securities Series 96-2 C
   6.90% 11/19/28                                    55,000              58,772
Comm Series 00-C1 A1
   7.206% 8/15/33                                    70,446              76,839
First Union National Bank
   Commercial Mortgage
   Series 99-C4 A1
   7.184% 9/15/08                                    84,508              91,833
GMAC Commercial Mortgage
   Securities Series 00-C2 A2
   7.455% 6/16/10                                    75,000              83,811
LB-UBS Commercial Mortgage
   Trust Series 01-C3 A2
   6.365% 12/15/28                                   65,000              68,953
--------------------------------------------------------------------------------
Total Commercial Mortgage-Backed Securities
(cost $361,302)                                                         380,208
================================================================================

--------------------------------------------------------------------------------
   CORPORATE BONDS - 29.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Aerospace & Defense - 0.78%
--------------------------------------------------------------------------------
Alliant Techsystems
   8.50% 5/15/11                                      5,000               5,275
BE Aerospace
   9.50% 11/1/08                                      2,000               1,600
Honeywell International
   5.125% 11/1/06                                    60,000              60,300
                                                                   ------------
                                                                         67,175
                                                                   ------------

--------------------------------------------------------------------------------
   Automobiles & Automotive Parts - 0.37%
--------------------------------------------------------------------------------
Advance Stores 144A
   10.25% 4/15/08                                     5,000               4,850


                                   2001 Annual Report o Delaware Pooled Trust 69

                                                  Principal         Market Value
                                                    Amount*             (U.S. $)
--------------------------------------------------------------------------------

American Axle & Manufacturing
   9.75% 3/1/09                                   $  10,000       $      10,325
Delco Remy International
   11.00% 5/1/09                                      3,000               3,045
Ford Motor
   7.45% 7/16/31                                     15,000              14,065
                                                                   ------------
                                                                         32,285
                                                                   ------------

--------------------------------------------------------------------------------
   Banking, Finance & Insurance - 7.68%
--------------------------------------------------------------------------------
 Axa 8.60% 12/15/30                                  25,000              28,555
 Banco Santander - Chile
    6.50% 11/1/05                                   100,000             104,046
 Bank of Hawaii
    6.875% 6/1/03                                    20,000              20,831
 BB&T
    6.50% 8/1/11                                     15,000              15,687
+Coaxial
   12.875% 8/15/08                                    5,000               3,725
 Erac USA Finance 144A
    7.35% 6/15/08                                    50,000              51,603
 Fairfax Financial Holdings
    7.75% 12/15/03                                    5,000               4,997
 Finova Group
    7.50% 11/15/09                                   10,000               3,750
 Ford Motor Credit
    6.875% 2/1/06                                    65,000              66,596
    7.25% 10/25/11                                   65,000              65,566
 GMAC
    6.125% 9/15/06                                   50,000              49,811
 International Lease Finance
    5.125% 8/1/04                                    20,000              20,323
 Midland Funding
    11.75% 7/23/05                                   10,000              11,088
 Orion Power Holdings
    12.00% 5/1/10                                     5,000               6,075
 Pemex Finance
    9.69% 8/15/09                                    50,000              59,158
 Sovereign Bancorp
    10.50% 11/15/06                                   5,000               5,531
 UBS Preferred Funding
    Trust II
    8.622% 10/29/49                                  60,000              70,152
 US Bank
    6.375% 8/1/11                                    30,000              31,329
 Wells Fargo
    6.375% 8/1/11                                    45,000              47,039
                                                                   ------------
                                                                        665,862
                                                                   ------------

--------------------------------------------------------------------------------
   Building & Materials - 0.06%
--------------------------------------------------------------------------------
Ryland Group
   8.00% 8/15/06                                      5,000               4,875
                                                                   ------------
                                                                          4,875
                                                                   ------------

--------------------------------------------------------------------------------
   Cable, Media & Publishing - 2.15%
--------------------------------------------------------------------------------
 Adelphia Communications
    10.25% 11/1/06                                   15,000              14,475
 Advanstar Communications
    12.00% 2/15/11                                   10,000               6,163
 AOL Time Warner
    6.75% 4/15/11                                    30,000              31,495
 Charter Communications
    11.125% 1/15/11                                  15,000              15,938
 Comcast Cable Communications
    6.75% 1/30/11                                    25,000              25,967
 CSC Holdings
   9.875% 2/15/13                                    15,000              15,956
+Insight Communications
   12.25% 2/15/11                                    10,000               5,600
 Insight Midwest
    10.50% 11/1/10                                    5,000               5,350
 International Cabletel Series B
    11.50% 2/1/06                                     5,000               3,025
 Media Broadband 144A
    11.00% 7/15/13                                    5,000               5,325
 Nextmedia Operating
    10.75% 7/1/11                                     5,000               5,025
 Rogers Cablesystems
    10.00% 3/15/05                                   10,000              10,775
 Walt Disney
   5.50% 12/29/06                                    40,000              40,961
                                                                   ------------
                                                                        186,055
                                                                   ------------

--------------------------------------------------------------------------------
   Chemicals - 0.17%
--------------------------------------------------------------------------------
Avecia Group
   11.00% 7/1/09                                      5,000               4,775
ISP Chemco 144A
   10.25% 7/1/11                                      5,000               5,025
Macdermid
   9.125% 7/15/11                                     5,000               4,950
                                                                   ------------
                                                                         14,750
                                                                   ------------

--------------------------------------------------------------------------------
   Computers & Technology - 0.03%
--------------------------------------------------------------------------------
Asat Finance LLC
   12.50% 11/1/06                                     3,250               2,551
                                                                   ------------
                                                                          2,551
                                                                   ------------


70 Delaware Pooled Trust o 2001 Annual Report

                                                  Principal         Market Value
                                                    Amount*             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Consumer Products - 0.16%
--------------------------------------------------------------------------------
American Greetings
   6.10% 8/1/28                                   $   5,000       $       4,254
   11.75% 7/15/08                                     5,000               4,843
Salton
   12.25% 4/15/08                                     5,000               4,263
                                                                   ------------
                                                                         13,360
                                                                   ------------

--------------------------------------------------------------------------------
   Electronics & Electrical Equipment - 0.88%
--------------------------------------------------------------------------------
Arrow Electronics
   8.20% 10/1/03                                     50,000              52,119
Avista Series 144A
   9.75% 6/1/08                                       5,000               5,338
Chippac International
   12.75% 8/1/09                                      5,000               3,775
Flextronics International
   9.875% 7/1/10                                     10,000              10,450
Kansas Gas & Electric
   6.20% 1/15/06                                      5,000               4,794
                                                                   ------------
                                                                         76,476
                                                                   ------------

--------------------------------------------------------------------------------
   Energy - 1.00%
--------------------------------------------------------------------------------
 Calpine
    8.625% 8/15/10                                   20,000              20,166
 Chesapeake Energy 144A
    8.125% 4/1/11                                    10,000               9,800
 Denbury Management
    9.00% 3/1/08                                      2,000               1,870
 Denbury Resources 144A
    9.00% 3/1/08                                      5,000               4,675
 Grant Prideco
    9.625% 12/1/07                                   10,000               9,700
 Mission Energy 144A
    13.50% 7/15/08                                    5,000               5,600
 Osprey Trust 144A
   8.31% 1/15/03                                     30,000              22,087
+Universal Compression
   9.875% 2/15/08                                     5,000               4,675
 Westgroup Resources 144A
   8.25% 11/1/11                                      8,000               8,000
                                                                   ------------
                                                                         86,573
                                                                   ------------

--------------------------------------------------------------------------------
   Food, Beverage & Tobacco - 1.91%
--------------------------------------------------------------------------------
Agrilink Foods
   11.875% 11/1/08                                    5,000               4,475
Cott
   9.375% 7/1/05                                     10,000              10,250
Di Giorgio
   10.00% 6/15/07                                     8,000               7,720
Dimon 144A
   9.625% 10/15/11                                    5,000               5,150
Fleming Companies
   10.625% 7/31/07                                    3,000               3,038
Heinz (H.J.) 144A
   6.625% 7/15/11                                    65,000              70,330
Kraft Foods
   5.625% 11/1/11                                    50,000              50,360
Marsh Supermarket
   8.875% 8/1/07                                      5,000               4,825
National Wine & Spirits
   10.125% 1/15/09                                    5,000               4,875
Perkins Family Restaurant
   10.125% 12/15/07                                   5,000               4,806
                                                                   ------------
                                                                        165,829
                                                                   ------------

--------------------------------------------------------------------------------
   Healthcare & Pharmaceuticals - 0.67%
--------------------------------------------------------------------------------
Amerisource Bergen 144A
   8.125% 9/1/08                                     10,000              10,550
Davita
   9.25% 4/15/11                                      5,000               5,275
Fresensius Medical Care TOPrS
   9.00% 12/1/06                                         10              10,350
HCA - The Healthcare Company
   7.875% 2/1/11                                     10,000              10,800
Healthsouth
   8.50% 2/1/08                                       5,000               5,375
Magellan Health 144A
   9.375% 11/15/07                                    5,000               5,275
Nationwide Health
   7.06% 12/5/06                                      5,000               4,791
Triad Hospitals
   8.75% 5/1/09                                       5,000               5,400
                                                                   ------------
                                                                         57,816
                                                                   ------------

--------------------------------------------------------------------------------
   Industrial Machinery - 1.58%
--------------------------------------------------------------------------------
Allied Waste North America
   8.875% 4/1/08                                     10,000              10,300
Azurix
   10.75% 2/15/10                                     8,000               7,080
Briggs & Stratton
   8.875% 3/15/11                                     5,000               5,188
IMC Global
   6.55% 1/15/05                                      7,000               6,203
IMC Global 144A
   10.875% 6/1/08                                     3,000               3,090
Lennear
   9.95% 5/1/10                                       5,000               5,425
Norsk Hydro
   6.70% 1/15/18                                     90,000              89,530
Seagate Technologies
   12.50% 11/15/07                                   10,000              10,550
                                                                   ------------
                                                                        137,366
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 71

                                                  Principal         Market Value
                                                    Amount*             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Leisure, Lodging & Entertainment - 0.63%
--------------------------------------------------------------------------------
 Argosy Gaming
    9.00% 9/1/11                                  $   5,000       $       5,250
 Bally Total Fitness Series D
    9.875% 10/15/07                                   5,000               5,025
 Extended Stay America
    9.875% 6/15/11                                    5,000               4,850
 Host Marriot
    8.375% 2/15/06                                    2,000               1,820
 International Game Technology
    8.375% 5/15/09                                   10,000              10,525
 La Quinta Inns
    7.25% 3/15/04                                     3,000               2,880
    7.40% 9/15/05                                     5,000               4,675
 Mohegan Tribal 144A
    8.375% 7/1/11                                     5,000               5,200
 Park Place Entertainment
   9.375% 2/15/07                                     5,000               5,100
+Premier Parks
   10.00% 4/1/08                                      5,000               4,250
 Six Flags 8.875% 4/1/06                              5,000               5,038
                                                                   ------------
                                                                         54,613
                                                                   ------------

--------------------------------------------------------------------------------
   Metals & Mining - 0.10%
--------------------------------------------------------------------------------
Luscar Coal 144A
   9.75% 10/15/11                                     5,000               5,213
WCI Steel
   10.00% 12/1/04                                     5,000               3,125
                                                                   ------------
                                                                          8,338
                                                                   ------------

--------------------------------------------------------------------------------
   Miscellaneous - 0.06%
--------------------------------------------------------------------------------
Stewart Enterprises 144A
   10.75% 7/1/08                                      5,000               5,475
                                                                   ------------
                                                                          5,475
                                                                   ------------

--------------------------------------------------------------------------------
   Packaging & Containers - 0.59%
--------------------------------------------------------------------------------
AEP Industries
   9.875% 11/15/07                                    5,000               4,750
Portola Packaging
   10.75% 10/1/05                                     5,000               4,625
Sealed Air 144A
   8.75% 7/1/08                                      40,000              42,166
                                                                   ------------
                                                                         51,541
                                                                   ------------

--------------------------------------------------------------------------------
   Paper & Forest Products - 0.12%
--------------------------------------------------------------------------------
Pacifica Papers
   10.00% 3/15/09                                     5,000               5,350
Plastipak Holdings 144A
   10.75% 9/1/11                                      5,000               5,256
                                                                   ------------
                                                                         10,606
                                                                   ------------

--------------------------------------------------------------------------------
   Real Estate - 1.34%
--------------------------------------------------------------------------------
Beazer Homes USA
   8.875% 4/1/08                                      5,000               5,138
Health Care Reit
   7.50% 8/15/07                                      5,000               5,147
Simon Property
   7.375% 1/20/06                                   100,000             105,640
                                                                   ------------
                                                                        115,925
                                                                   ------------

--------------------------------------------------------------------------------
   Retail - 0.39%
--------------------------------------------------------------------------------
Autonation 144A
   9.00% 8/1/08                                       5,000               4,950
J Crew Operating
   10.375% 10/15/07                                   8,000               6,440
Levi Strauss
   11.625% 1/15/08                                    5,000               3,525
Office Depot 144A
   10.00% 7/15/08                                     5,000               5,350
Petco Animal 144A
   10.75% 11/1/11                                     5,000               5,125
Saks 7.00% 7/15/04                                   10,000               8,650
                                                                   ------------
                                                                         34,040
                                                                   ------------

--------------------------------------------------------------------------------
   Telecommunications - 5.27%
--------------------------------------------------------------------------------
+Allegiance Telecommunications
   11.75% 2/15/08                                    10,000               4,100
 American Tower
    9.375% 2/1/09                                     5,000               4,088
 AT&T Wireless Services
    7.875% 3/1/11                                   100,000             108,382
 Citizens Communications
    144A 6.375% 8/15/04                              30,000              30,961
 Cox Communications
    6.15% 8/1/03                                    100,000             103,470
 Crown Castle International
    +10.375% 5/15/11                                  5,000               2,975
    10.75% 8/1/11                                     5,000               4,750
 Dobson Communications
    10.875% 7/1/10                                   10,000              10,775
 Echostar DBS 9.375% 2/1/09                           5,000               5,125
 Fairchild Semiconductor
   10.375% 10/1/07                                    5,000               5,075
+Level 3 Communications
   12.875% 3/15/10                                    5,000               1,050
 Mcleodusa 9.25% 7/15/07                              5,000               1,225
+Metronet Communications
   10.75% 11/1/07                                    10,000               5,738
 Nextel Communications
   9.375% 11/15/09                                   20,000              14,100
   +9.75% 10/31/07                                    5,000               3,113
+Nextlink Communications
   9.45% 4/15/08                                     10,000               1,050
 Paxson Communications
   144A 10.75% 7/15/08                                5,000               5,038


72 Delaware Pooled Trust o 2001 Annual Report

                                                  Principal         Market Value
                                                    Amount*             (U.S. $)
--------------------------------------------------------------------------------

 Radio One 144A
    8.875% 7/1/11                                 $   5,000       $       5,238
 Rogers Wireless
   9.625% 5/1/11                                      5,000               5,100
+SBA Communications
   12.00% 3/1/08                                      5,000               3,525
+Telecorp PCS
   11.625% 4/15/09                                    5,000               4,413
 Telewest Communications
    11.25% 11/1/08                                    5,000               3,975
 Telus 7.50% 6/1/07                                  30,000              32,279
 Time Warner
    Telecommunications
    10.125% 2/1/11                                   10,000               7,650
 US West Communications
    7.20% 11/1/04                                    25,000              26,423
 Williams Communications
    Group 11.70% 8/1/08                              10,000               4,250
 Worldcom 7.55% 4/1/04                               50,000              53,008
                                                                   ------------
                                                                        456,876
                                                                   ------------

--------------------------------------------------------------------------------
   Transportation & Shipping - 0.10%
--------------------------------------------------------------------------------
Atlas Air
   10.75% 8/1/05                                      5,000               3,800
Teekay Shipping
   8.875% 7/15/11                                     5,000               5,156
                                                                   ------------
                                                                          8,956
                                                                   ------------

--------------------------------------------------------------------------------
   Utilities - 2.96%
--------------------------------------------------------------------------------
AES 10.25% 7/15/06                                    8,000               7,480
Beaver Valley Funding
   9.00% 6/1/17                                       5,000               5,795
El Paso Energy
   7.80% 8/1/31                                      80,000              82,803
Mirant Americas Generation
   7.625% 5/1/06                                     40,000              41,951
   8.30% 5/1/11                                      20,000              21,413
   9.125% 5/1/31                                     45,000              49,546
PG&E National Energy
   10.375% 5/16/11                                   30,000              33,898
Sesi, L.L.C. 8.875% 5/15/11                          10,000               9,500
Western Resources
   6.875% 8/1/04                                      5,000               4,660
                                                                   ------------
                                                                        257,046
                                                                   ------------

--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $2,466,776)                                                     2,514,389
================================================================================

--------------------------------------------------------------------------------
   FOREIGN BONDS - 17.49%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Australia - 2.09%
--------------------------------------------------------------------------------
New South Wales Treasury
   6.50% 5/1/06                            AUD      110,000              59,266
   8.00% 3/1/08                                     120,000              69,416
Queensland Treasury
   6.00% 7/14/09                                    100,000              52,344
                                                                   ------------
                                                                        181,026
                                                                   ------------
--------------------------------------------------------------------------------
   Austria - 0.40%
--------------------------------------------------------------------------------
Oesterreich Kontrollbank
   1.80% 3/22/10                           JPY     4,000,000              34,877
                                                                   ------------
                                                                         34,877
                                                                   ------------
--------------------------------------------------------------------------------
   Finland - 1.93%
--------------------------------------------------------------------------------
Finnish Government
   5.00% 4/25/09                           EUR      180,000             167,408
                                                                   ------------
                                                                        167,408
                                                                   ------------

--------------------------------------------------------------------------------
   France - 3.12%
--------------------------------------------------------------------------------
France Government
   O.A.T. 5.50% 4/25/10                    EUR      280,000             270,659
                                                                   ------------
                                                                        270,659
                                                                   ------------

--------------------------------------------------------------------------------
   Germany - 4.96%
--------------------------------------------------------------------------------
Deutschland Republic
   6.00% 1/4/07                            EUR       60,000              59,455
   6.50% 10/14/05                                   160,000             158,690
   6.50% 7/4/27                                      50,000              53,368
   8.00% 7/22/02                                    120,000             111,486
Rheinische
   Hypothekenbank
   5.75% 7/5/10                                      20,000              19,267
Westfalische
   Hypothekbank
   4.50% 3/23/05                                     30,000              27,637
                                                                   ------------
                                                                        429,903
                                                                   ------------

--------------------------------------------------------------------------------
   Italy - 1.00%
--------------------------------------------------------------------------------
Republic of Italy
   0.375% 5/12/02                          JPY    3,000,000              24,518
   5.125% 7/29/03                                 7,000,000              62,090
                                                                   ------------
                                                                         86,608
                                                                   ------------

--------------------------------------------------------------------------------
   New Zealand - 2.06%
--------------------------------------------------------------------------------
New Zealand Government
   6.00% 11/15/11                          NZD      310,000             126,236
   8.00% 4/15/04                                    120,000              52,808
                                                                   ------------
                                                                        179,044
                                                                   ------------

--------------------------------------------------------------------------------
   Russia - 0.06%
--------------------------------------------------------------------------------
Russia 144A
   5.00% 3/31/30                           USD       10,000               4,788
                                                                   ------------
                                                                          4,788
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 73

                                                  Principal         Market Value
                                                    Amount*             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Supranational - 0.57%
--------------------------------------------------------------------------------
European Bank
   Reconstruction &
   Development
   9.00% 10/15/02                          AUD       50,000       $      26,306
International Bank
   Reconstruction &
   Development
   5.25% 3/20/02                           JPY    1,000,000               8,321
++ 6.852% 8/20/07                          NZD       52,000              15,147
                                                                   ------------
                                                                         49,774
                                                                   ------------

--------------------------------------------------------------------------------
   Sweden - 0.96%
--------------------------------------------------------------------------------
Swedish Government
   5.00% 1/15/04                           SEK      180,000              17,256
   5.00% 1/28/09                                    700,000              66,380
                                                                   ------------
                                                                         83,636
                                                                   ------------

--------------------------------------------------------------------------------
   United States - 0.34%
--------------------------------------------------------------------------------
Fannie Mae
   7.25% 6/20/02                           NZD       70,000              29,264
                                                                   ------------
                                                                         29,264
                                                                   ------------

--------------------------------------------------------------------------------
Total Foreign Bonds
(cost $1,498,247)                                                     1,516,987
================================================================================

--------------------------------------------------------------------------------
   U.S. TREASURY OBLIGATIONS - 7.12%
--------------------------------------------------------------------------------
U.S. Treasury Inflation
    Index Note
    3.375% 4/15/32                                   60,000              62,409
    3.625% 1/15/08                                   54,938              57,407
U.S. Treasury Note
    2.75% 9/30/03                                     5,000               5,034
    4.625% 5/15/06                                  170,000             177,916
    5.875% 11/15/04                                 235,000             254,737
+++ 5.875% 11/15/05                                  55,000              60,219
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $611,213)                                                         617,722
================================================================================

                                                     Number
                                                  of Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   PREFERRED STOCK - 1.04%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Telecommunications - 1.04%
--------------------------------------------------------------------------------
Centaur Funding 144A 9.08%                               75              85,148
Intermedia Communications
   Preferred PIK 13.50%                                   5               5,288
--------------------------------------------------------------------------------
Total Preferred Stock
(cost $85,457)                                                           90,436
================================================================================

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 1.97%
--------------------------------------------------------------------------------
With BNP Paribas
2.57% 11/1/01 (dated 10/31/01,
   collateralized by $28,000
   U.S. Treasury Notes
   6.25% due 6/30/02,
   market value $35,887
   and $17,000
   U.S. Treasury Notes
   10.75% due 8/15/05,
   market value $18,271)                   USD       53,000              53,000
With Cantor Fitzgerald
   2.56% (dated 10/31/01,
   collateralized by $25,000
   U.S. Treasury Notes
   4.625% due 2/28/03,
   market value $25,722
   and $25,000
   U.S. Treasury Notes
   4.25% due 5/31/03,
   market value $25,722)                             50,400              50,400
With J.P. Morgan Chase
   2.50% 11/01/01 (dated 10/31/01,
   collateralized by $15,000
   U.S. Treasury Notes
   6.125% due 12/31/01,
   market value $15,042)                             14,700              14,700
With UBS Warburg
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $52,000
   U.S. Treasury Notes
   7.50% due 11/15/01,
   market value $54,015)                             52,900              52,900
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $171,000)                                                         171,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.28%
(COST $8,320,260)                                                     8,522,679
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.72%                                           149,289
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   918,743 SHARES OUTSTANDING;
   EQUIVALENT TO $9.44
   PER SHARE - 100.00%                                               $8,671,968
================================================================================


74 Delaware Pooled Trust o 2001 Annual Report

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $   7,708,448
Undistributed net investment income**                                   356,175
Accumulated net realized gain
   on investments                                                       400,936
Net unrealized appreciation of
   investments and foreign currencies                                   206,409
--------------------------------------------------------------------------------
Total net assets                                                  $   8,671,968
================================================================================

  * Principal amount is stated in the currency in which each bond is denominated.

      AUD - Australian Dollar
      EUR - European Monetary Unit
      JPY - Japanese Yen
      NZD - New Zealand Dollar
      SEK - Swedish Krona
      USD - U.S. Dollar

 ** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
  +   Zero coupon bond. The interest rate shown is the step-up rate.
 ++ Zero coupon bond. The interest rate shown is the yield at the time of purchase.
+++   Fully or partially pledged as collateral for financial futures contracts.

      GNMA - Government National Mortgage Association
      PIK - Pay-in-kind
      TOPrS - Trust Originated Preferred Security

      See accompanying notes

Delaware Pooled Trust-
The Global Equity Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 97.68%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Australia - 7.64%
--------------------------------------------------------------------------------
Amcor Limited                                         8,700       $      28,836
CSR Limited                                           8,800              27,928
Foster's Group                                       29,800              72,556
National Australia Bank                               4,500              69,188
Orica                                                 9,272              21,545
Paperlinx                                             2,900               6,111
                                                                   ------------
                                                                        226,164
                                                                   ------------

--------------------------------------------------------------------------------
   Belgium - 1.45%
--------------------------------------------------------------------------------
Electrabel                                              205              42,858
                                                                   ------------
                                                                         42,858
                                                                   ------------

--------------------------------------------------------------------------------
   Finland - 0.58%
--------------------------------------------------------------------------------
UPM-Kymmene                                             528              17,139
                                                                   ------------
                                                                         17,139
                                                                   ------------

--------------------------------------------------------------------------------
   France - 5.67%
--------------------------------------------------------------------------------
Alcatel                                               2,550              38,453
Compagnie de Saint Gobain                               250              34,732
Societe Generale                                      1,000              49,950
TotalFinaElf                                            320              44,888
                                                                   ------------
                                                                        168,023
                                                                   ------------

--------------------------------------------------------------------------------
   Germany - 6.83%
--------------------------------------------------------------------------------
Bayer                                                 1,700              49,834
Bayerische Hypo-und
   Vereinsbank                                        1,490              45,152
RWE                                                   1,940              75,882
Siemens                                                 660              31,395
                                                                   ------------
                                                                        202,263
                                                                   ------------

--------------------------------------------------------------------------------
   Hong Kong - 3.91%
--------------------------------------------------------------------------------
Hong Kong Electric                                    8,500              32,257
Jardine Matheson
   Holdings Limited                                   8,800              49,280
Wharf Holdings                                       18,514              34,299
                                                                   ------------
                                                                        115,836
                                                                   ------------

--------------------------------------------------------------------------------
   Italy - 1.09%
--------------------------------------------------------------------------------
+IntesaBci                                           13,750              32,146
                                                                   ------------
                                                                         32,146
                                                                   ------------

--------------------------------------------------------------------------------
   Japan - 3.78%
--------------------------------------------------------------------------------
Canon                                                 1,000              29,043
Eisai                                                 1,000              25,535


                                   2001 Annual Report o Delaware Pooled Trust 75

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

Matsushita Electric Industrial                        3,000       $      35,489
West Japan Railway                                        4              21,897
                                                                   ------------
                                                                        111,964
                                                                   ------------

--------------------------------------------------------------------------------
   Malaysia - 1.16%
--------------------------------------------------------------------------------
Sime Darby Berhad                                    30,000              34,421
                                                                   ------------
                                                                         34,421
                                                                   ------------

--------------------------------------------------------------------------------
   Netherlands - 5.00%
--------------------------------------------------------------------------------
Elsevier                                              4,700              54,561
ING Groep                                             1,226              30,537
Royal Dutch Petroleum                                 1,240              62,998
                                                                   ------------
                                                                        148,096
                                                                   ------------

--------------------------------------------------------------------------------
   New Zealand - 1.41%
--------------------------------------------------------------------------------
Carter Holt Harvey Limited                           17,500              10,315
Telecom Corporation of
   New Zealand                                       16,461              31,416
                                                                   ------------
                                                                         41,731
                                                                   ------------

--------------------------------------------------------------------------------
   Republic of Korea - 0.87%
--------------------------------------------------------------------------------
+Pohang Iron & Steel ADR                              1,500              25,725
                                                                   ------------
                                                                         25,725
                                                                   ------------

--------------------------------------------------------------------------------
   Singapore - 0.97%
--------------------------------------------------------------------------------
Overseas Chinese Banking                              5,000              28,806
                                                                   ------------
                                                                         28,806
                                                                   ------------

--------------------------------------------------------------------------------
   South Africa - 1.50%
--------------------------------------------------------------------------------
Sanlam                                               23,300              21,735
Sasol                                                 2,600              22,682
                                                                   ------------
                                                                         44,417
                                                                   ------------

--------------------------------------------------------------------------------
   Spain - 2.38%
--------------------------------------------------------------------------------
 Iberdrola                                            2,300              31,581
+Telefonica                                           3,243              38,902
                                                                   ------------
                                                                         70,483
                                                                   ------------

--------------------------------------------------------------------------------
   United Kingdom - 19.94%
--------------------------------------------------------------------------------
 Boots                                                7,950              69,994
+Brambles Industries                                  7,200              36,063
+British Airways                                     16,800              36,490
 Cable & Wireless                                     7,500              33,888
 GKN                                                  7,200              27,773
 GlaxoSmithKline                                      3,934             105,679
 HBOS                                                 5,150              58,062
 Lloyds TSB Group                                     6,200              62,378
 PowerGen                                             8,100              87,790
 Six Continents                                       8,042              72,614
                                                                   ------------
                                                                        590,731
                                                                   ------------

--------------------------------------------------------------------------------
   United States - 33.50%
--------------------------------------------------------------------------------
 Alcoa                                                1,500              48,405
 Bank of America                                        905              53,386
 Bristol-Myers Squibb                                   900              48,105
 ChevronTexaco                                          550              48,703
 Exxon Mobil                                          1,400              55,230
 Fannie Mae                                             600              48,576
 Ford Motor                                           2,700              43,335
 International Business Machines                        500              54,035
 Johnson & Johnson                                    1,000              57,910
 J.P. Morgan Chase                                    1,050              37,128
 Marsh & McLennan                                       500              48,375
 McGraw-Hill                                          1,000              52,580
 Mellon Financial                                     1,400              47,040
+Micron Technology                                    1,600              36,416
 Minnesota Mining
    & Manufacturing                                     600              62,627
 Morgan Stanley Dean Witter                             900              44,028
+Oracle                                               4,800              65,088
 Schlumberger Limited                                 1,000              48,420
 Verizon Communications                               1,000              49,810
 Williams                                             1,500              43,305
                                                                   ------------
                                                                        992,502
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $3,310,015)                                                     2,893,305
================================================================================

                                                  Principal
                                                     Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 1.65%
--------------------------------------------------------------------------------
With BNP Paribas
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $5,000
   U.S. Treasury Notes 6.25%
   due 6/30/02, market value
   $5,235 and $8,000
   U.S. Treasury Notes
   10.75% due 8/15/05,
   market value $10,283)                          $  15,200              15,200
With Cantor Fitzgerald
   2.56% 11/1/01 (dated 10/31/01,
   collateralized by $7,000
   U.S. Treasury Notes 4.625%
   due 2/28/03, market value
   $7,371 and $7,000
   U.S. Treasury Notes
   4.25% due 5/31/03,
   market value $7,370)                              14,450              14,450


76 Delaware Pooled Trust o 2001 Annual Report

                                                  Principal         Market Value
                                                     Amount             (U.S. $)
--------------------------------------------------------------------------------

With J.P. Morgan Chase
   2.50% 11/1/01 (dated 10/31/01,
   collateralized by $4,000
   U.S. Treasury Notes 6.125%
   due 12/31/01,
   market value $4,310)                           $   4,200       $       4,200
With UBS Warburg
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $15,000
   U.S. Treasury Notes 7.50%
   due 11/15/01,
   market value $15,478)                             15,150              15,150
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $49,000)                                                           49,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.33%
(COST $3,359,015)                                                     2,942,305
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER
   ASSETS NET OF LIABILITIES - 0.67%                                     19,743
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   394,931 SHARES OUTSTANDING;
   EQUIVALENT TO $7.50
   PER SHARE - 100.00%                                            $   2,962,048
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $   3,373,657
Undistributed net investment income*                                     42,289
Accumulated net realized loss
   on investments                                                       (36,352)
Net unrealized depreciation of
   investments and foreign currencies                                  (417,546)
--------------------------------------------------------------------------------
Total net assets                                                  $   2,962,048
================================================================================

+     Non-income producing security for the year ended October 31, 2001.
* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

      ADR - American Depositary Receipts

      See accompanying notes

Delaware Pooled Trust-
The International Equity Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 98.47%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Australia - 9.98%
--------------------------------------------------------------------------------
*Amcor                                            2,403,404       $   7,965,940
 CSR                                              1,208,144           3,834,183
 Foster's Group                                   5,195,375          12,649,600
 National Australia Bank                            783,467          12,045,947
 Orica                                              972,261           2,259,174
 Paperlinx                                          987,501           2,081,021
                                                                   ------------
                                                                     40,835,865
                                                                   ------------

--------------------------------------------------------------------------------
   Belgium - 1.25%
--------------------------------------------------------------------------------
Electrabel                                           24,540           5,130,431
                                                                   ------------
                                                                      5,130,431
                                                                   ------------

--------------------------------------------------------------------------------
   Finland - 1.08%
--------------------------------------------------------------------------------
UPM-Kymmene                                         136,510           4,431,267
                                                                   ------------
                                                                      4,431,267
                                                                   ------------

--------------------------------------------------------------------------------
   France - 9.42%
--------------------------------------------------------------------------------
*Alcatel                                            381,040           5,745,925
 Compagnie de Saint Gobain                           58,745           8,161,231
 Societe Generale                                   210,167          10,497,959
 TotalFinaEIf                                       100,918          14,156,293
                                                                   ------------
                                                                     38,561,408
                                                                   ------------

--------------------------------------------------------------------------------
   Germany - 7.74%
--------------------------------------------------------------------------------
 Bayer                                              270,700           7,935,278
 Bayerische Hypo-Und
   Vereinsbank                                      256,554           7,774,366
 Continental                                         59,850             597,370
 RWE                                                248,100           9,704,481
*Siemens                                            119,127           5,666,595
                                                                   ------------
                                                                     31,678,090
                                                                   ------------

--------------------------------------------------------------------------------
   Hong Kong - 4.25%
--------------------------------------------------------------------------------
Hong Kong Electric                                1,966,300           7,461,951
Jardine Matheson Holdings                           874,778           4,898,757
Wharf Holdings                                    2,726,671           5,051,398
                                                                   ------------
                                                                     17,412,106
                                                                   ------------

--------------------------------------------------------------------------------
   Italy - 1.67%
--------------------------------------------------------------------------------
*+IntesaBci                                       2,931,000           6,852,444
                                                                   ------------
                                                                      6,852,444
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 77

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Japan - 14.71%
--------------------------------------------------------------------------------
 Aioi Insurance                                     326,000       $   1,050,540
 Canon                                              433,000          12,575,809
 Eisai                                              345,500           8,822,476
 Hitachi                                          1,258,000           8,569,692
 Matsushita Electric
    Industrial                                      670,000           7,925,759
 Murata Manufacturing                               180,800          11,328,117
*Nichido Fire & Marine
   Insurance                                        746,000           4,181,130
 West Japan Railway                                   1,052           5,758,858
                                                                   ------------
                                                                     60,212,381
                                                                   ------------

--------------------------------------------------------------------------------
   Malaysia - 0.80%
--------------------------------------------------------------------------------
Sime Darby Berhad                                 2,871,000           3,294,051
                                                                   ------------
                                                                      3,294,051
                                                                   ------------

--------------------------------------------------------------------------------
   Netherlands - 6.38%
--------------------------------------------------------------------------------
Elsevier                                            729,600           8,469,687
ING Groep                                           325,970           8,119,209
Royal Dutch Petroleum                               187,600           9,530,980
                                                                   ------------
                                                                     26,119,876
                                                                   ------------

--------------------------------------------------------------------------------
   New Zealand - 2.04%
--------------------------------------------------------------------------------
Carter Holt Harvey                                4,871,300           2,871,368
Telecom Corporation of
   New Zealand                                    2,865,560           5,468,881
                                                                   ------------
                                                                      8,340,249
                                                                   ------------

--------------------------------------------------------------------------------
   Republic of Korea - 1.16%
--------------------------------------------------------------------------------
+Pohang Iron & Steel ADR                            277,167           4,753,414
                                                                   ------------
                                                                      4,753,414
                                                                   ------------

--------------------------------------------------------------------------------
   Singapore - 1.04%
--------------------------------------------------------------------------------
Overseas Chinese Banking                            736,000           4,240,213
                                                                   ------------
                                                                      4,240,213
                                                                   ------------

--------------------------------------------------------------------------------
   South Africa - 1.95%
--------------------------------------------------------------------------------
Sanlam                                            4,079,600           3,805,537
Sasol                                               477,817           4,168,474
                                                                   ------------
                                                                      7,974,011
                                                                   ------------

--------------------------------------------------------------------------------
   Spain - 6.51%
--------------------------------------------------------------------------------
*Banco Santander Central
   Hispanoamericano                                 847,066           6,512,379
 Iberdrola                                          629,167           8,638,956
+Telefonica                                         956,780          11,476,892
                                                                   ------------
                                                                     26,628,227
                                                                   ------------

   United Kingdom - 28.49%
 BG Group                                         2,428,675           9,235,850
 Boots                                            1,306,091          11,499,179
+Brambles Industries                              1,009,100           5,054,280
+British Airways                                  1,921,245           4,172,965
 Cable & Wireless                                 1,006,637           4,548,352
 GKN                                              1,009,400           3,893,576
 GlaxoSmithKline                                    518,164          13,919,541
 Great Universal Stores                           1,442,696          10,155,221
 HBOS                                             1,080,900          12,186,192
 Lloyds TSB Group                                   867,500           8,727,906
 PowerGen                                         1,304,317          14,136,528
 Rio Tinto                                          479,300           7,764,314
 Six Continents                                   1,248,125          11,269,898
                                                                   ------------
                                                                    116,563,802
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $448,424,967)                                                 403,027,835
================================================================================

                                                  Principal
                                                     Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 1.45%
--------------------------------------------------------------------------------
With BNP Paribas 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $604,000
   U.S. Treasury Notes 6.25%
   due 6/30/02, market value $633,812
   and $971,000 U.S.
   Treasury Notes 10.75%
   due 8/15/05, market
   value $1,244,916)                             $1,837,000           1,837,000
With Cantor Fitzgerald
   2.56% 11/1/01
   (dated 10/31/01,
   collateralized by $859,000
   U.S. Treasury Notes
   4.625% due 2/28/03,
   market value $892,305
   and $852,000 U.S.
   Treasury Notes 4.25%
   due 5/31/03, market
   value $892,281)                                1,749,000           1,749,000


78 Delaware Pooled Trust o 2001 Annual Report

                                                  Principal         Market Value
                                                     Amount             (U.S. $)
--------------------------------------------------------------------------------

With J.P. Morgan Chase 2.50%
   11/01/01 (dated 10/31/01,
   collateralized by $508,000
   U.S. Treasury Notes 6.125%
   due 12/31/01, market
   value $521,791)                                $ 509,000       $     509,000
With UBS Warburg 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $1,808,000
   U.S. Treasury Notes 7.50%
   due 11/15/01, market
   value $1,873,796)                              1,837,000           1,837,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $5,932,000)                                                     5,932,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.92%
(COST $454,356,967)                                                 408,959,835
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.08%                                           335,514
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   32,535,293 SHARES OUTSTANDING;
   EQUIVALENT TO $12.58
   PER SHARE - 100.00%                                            $ 409,295,349
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $ 450,000,074
Undistributed net investment income**                                10,660,166
Accumulated net realized loss
   on investments++                                                  (5,937,363)
Net unrealized depreciation of investments
   and foreign currencies                                           (45,427,528)
--------------------------------------------------------------------------------
Total net assets                                                  $ 409,295,349
================================================================================

 +    Non-income producing security for the year ended October 31, 2001.
 *    Fully or partially on loan. See Note #10 in "Notes to Financial
      Statements".
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code. ++Includes $1,686,910 of distributions in excess of net realized gains on investments.

      ADR - American Depositary Receipts

      See accompanying notes

DELAWARE POOLED TRUST-
THE LABOR SELECT INTERNATIONAL
EQUITY PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 2001

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 98.75%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Australia - 11.11%
--------------------------------------------------------------------------------
 Amcor                                              377,077       $   1,249,799
 CSR                                                282,300             895,911
 Foster's Group                                   1,136,902           2,768,108
 National Australia Bank                            158,469           2,436,490
 Orica                                              286,728             666,249
*Paperlinx                                          199,691             420,821
                                                                   ------------
                                                                      8,437,378
                                                                   ------------

--------------------------------------------------------------------------------
   Belgium - 1.67%
--------------------------------------------------------------------------------
Electrabel                                            6,078           1,270,691
                                                                   ------------
                                                                      1,270,691
                                                                   ------------

--------------------------------------------------------------------------------
   Finland - 0.98%
--------------------------------------------------------------------------------
UPM-Kymmene                                          22,852             741,802
                                                                    -----------
                                                                        741,802
                                                                    -----------

--------------------------------------------------------------------------------
   France - 9.82%
--------------------------------------------------------------------------------
*Alcatel                                             86,111           1,298,518
*Societe Generale                                    57,436           2,868,960
 TotalFinaElf                                        23,455           3,290,155
                                                                   ------------
                                                                      7,457,633
                                                                   ------------

--------------------------------------------------------------------------------
   Germany - 9.60%
--------------------------------------------------------------------------------
 Bayer                                               48,250           1,414,397
 Bayerische Hypo-und
    Vereinsbank                                      50,600           1,533,334
 Continental                                         53,800             536,984
 RWE                                                 60,000           2,346,911
*Siemens                                             30,758           1,463,087
                                                                   ------------
                                                                      7,294,713
                                                                   ------------

--------------------------------------------------------------------------------
   Italy - 1.90%
--------------------------------------------------------------------------------
  +IntesaBci                                        618,500           1,446,004
                                                                   ------------
                                                                      1,446,004
                                                                   ------------

--------------------------------------------------------------------------------
   Japan - 15.66%
--------------------------------------------------------------------------------
 Canon                                               97,000           2,817,213
 Eisai                                               82,000           2,093,902
*Kinki Coca-Cola Bottling                            22,000             191,507
 Matsushita Electric Industrial                     154,000           1,821,742
 Murata Manufacturing                                38,200           2,393,441
 Nichido Fire &
    Marine Insurance                                128,000             717,406
 West Japan Railway                                     278           1,521,827


                                   2001 Annual Report o Delaware Pooled Trust 79

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

Yokohama Reito                                       67,000        $    335,615
                                                                   ------------
                                                                     11,892,653
                                                                   ------------

--------------------------------------------------------------------------------
   Netherlands - 7.57%
--------------------------------------------------------------------------------
Elsevier                                            144,300           1,675,131
ING Groep                                            70,878           1,765,418
Royal Dutch Petroleum                                38,560           1,959,033
Vopak                                                22,780             350,273
                                                                   ------------
                                                                      5,749,855
                                                                   ------------

--------------------------------------------------------------------------------
   New Zealand - 2.52%
--------------------------------------------------------------------------------
Carter Holt Harvey                                1,290,800             760,857
Telecom Corporation of
   New Zealand                                      602,485           1,149,834
                                                                   ------------
                                                                      1,910,691
                                                                   ------------

--------------------------------------------------------------------------------
   Spain - 5.90%
--------------------------------------------------------------------------------
*+Banco Santander Central
   Hispanoamericano                                 255,578           1,964,925
  Iberdrola                                         183,300           2,516,852
                                                                   ------------
                                                                      4,481,777
                                                                   ------------

--------------------------------------------------------------------------------
   United Kingdom - 32.02%
--------------------------------------------------------------------------------
 BG Group                                           617,195           2,347,091
 Boots                                              281,600           2,479,283
+Brambles Industries                                204,300           1,023,277
+British Airways                                    498,743           1,083,275
 GKN                                                204,300             788,050
 GlaxoSmithKline                                    117,127           3,146,405
 Great Universal Stores                             267,340           1,881,822
 HBOS                                               253,500           2,857,988
 Lloyds TSB Group                                   202,600           2,038,356
 PowerGen                                           261,250           2,831,496
 Rio Tinto                                          102,854           1,666,160
 Six Continents                                     242,333           2,188,137
                                                                   ------------
                                                                     24,331,340
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $83,787,886)                                                   75,014,537
================================================================================

                                                  Principal
                                                     Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 1.24%
--------------------------------------------------------------------------------
With BNP Paribas 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $96,000
   U.S. Treasury Notes
   6.25% due 6/30/02,
   market value $100,649
   and $154,000 U.S. Treasury
   Notes 10.75% due 8/15/05,
   market value $197,692)                         $ 292,000        $    292,000
With Cantor Fitzgerald 2.56%
   11/1/01 (dated 10/31/01,
   collateralized by $136,000
   U.S. Treasury Notes
   4.625% due 2/28/03,
   market value $141,698
   and $135,000 U.S. Treasury
   Notes 4.25% due 5/31/03,
   market value $141,694)                           277,500             277,500
With J.P. Morgan Chase 2.50%
   11/01/01 (dated 10/31/01,
   collateralized by $81,000
   U.S. Treasury Notes
   6.125% due 12/31/01,
   market value $82,860)                             81,000              81,000
With UBS Warburg 2.57%
   11/1/01 (dated 10/31/01,
   collateralized by $287,000
   U.S. Treasury Notes
   7.50% due 11/15/01,
   market value $297,558)                           291,500             291,500

--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $942,000)                                                         942,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.99%
(COST $84,729,886)                                                   75,956,537
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.01%                                             8,799
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   6,919,143 SHARES OUTSTANDING;
   EQUIVALENT TO $10.98
   PER SHARE - 100.00%                                            $  75,965,336
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $  82,791,132
Undistributed net investment income**                                   863,630
Accumulated net realized gain
   on investments                                                     1,084,966
Net unrealized depreciation of
   investments and foreign currencies                                (8,774,392)
--------------------------------------------------------------------------------
Total net assets                                                  $  75,965,336
================================================================================

 *    Fully or partially on loan. See Note #10 in "Notes to Financial
      Statements".
** Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +    Non-income producing security for the year ended October 31, 2001.

      ADR - American Depositary Receipts

      See accompanying notes


80 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust-The International Large-Cap Equity Portfolio Statement of Net Assets
October 31, 2001

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 98.83%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Australia - 10.76%
--------------------------------------------------------------------------------
AMP                                                   6,156       $      55,886
Foster's Group                                       31,800              77,426
National Australia Bank                               4,700              72,263
Rio Tinto                                             4,060              65,360
                                                                   ------------
                                                                        270,935
                                                                   ------------

--------------------------------------------------------------------------------
   Belgium - 1.66%
--------------------------------------------------------------------------------
Electrabel                                              200              41,813
                                                                   ------------
                                                                         41,813
                                                                   ------------

--------------------------------------------------------------------------------
   Finland - 0.89%
--------------------------------------------------------------------------------
UPM-Kymmene                                             693              22,496
                                                                   ------------
                                                                         22,496
                                                                   ------------

--------------------------------------------------------------------------------
   France - 10.65%
--------------------------------------------------------------------------------
Alcatel                                               2,500              37,699
Compagnie de Saint Gobain                               400              55,571
Societe Generale                                      1,600              79,921
TotalFinaElf                                            678              95,106
                                                                    -----------
                                                                        268,297
                                                                    -----------

--------------------------------------------------------------------------------
   Germany - 8.33%
--------------------------------------------------------------------------------
Bayer                                                 2,200              64,491
Bayerische Hypo-und
   Vereinsbank                                        1,400              42,424
RWE                                                   1,600              62,584
Siemens                                                 849              40,385
                                                                   ------------
                                                                        209,884
                                                                   ------------

--------------------------------------------------------------------------------
   Hong Kong - 3.31%
--------------------------------------------------------------------------------
Hong Kong Electric                                   22,000              83,488
                                                                   ------------
                                                                         83,488
                                                                   ------------

--------------------------------------------------------------------------------
   Italy - 1.65%
--------------------------------------------------------------------------------
+ IntesaBci                                          17,750              41,498
                                                                   ------------
                                                                         41,498
                                                                   ------------

--------------------------------------------------------------------------------
   Japan - 13.24%
--------------------------------------------------------------------------------
Canon                                                 3,000              87,130
Eisai                                                 2,000              51,071
Hitachi                                               6,000              40,873
Matsushita Electric Industrial                        4,000              47,318
Murata Manufacturing                                  1,100              68,921
West Japan Railway                                        7              38,319
                                                                   ------------
                                                                        333,632
                                                                   ------------

--------------------------------------------------------------------------------
   Netherlands - 8.10%
--------------------------------------------------------------------------------
Elsevier                                              6,300              73,134
ING Groep                                             2,400              59,779
Royal Dutch Petroleum                                 1,400              71,127
                                                                   ------------
                                                                        204,040
                                                                   ------------

--------------------------------------------------------------------------------
   New Zealand - 1.56%
--------------------------------------------------------------------------------
Telecom Corporation of
   New Zealand                                       20,600              39,315
                                                                   ------------
                                                                         39,315
                                                                   ------------

--------------------------------------------------------------------------------
   Republic of Korea - 1.02%
--------------------------------------------------------------------------------
+ Pohang Iron & Steel ADR                             1,500              25,725
                                                                   ------------
                                                                         25,725
                                                                   ------------

--------------------------------------------------------------------------------
   Singapore - 1.83%
--------------------------------------------------------------------------------
Overseas Chinese Banking                              8,000              46,089
                                                                   ------------
                                                                         46,089
                                                                   ------------

--------------------------------------------------------------------------------
   Spain - 7.24%
--------------------------------------------------------------------------------
+Banco Santander Central
   Hispanoamericano                                   6,700              51,511
 Iberdrola                                            4,400              60,415
+Telefonica de Espana                                 5,871              70,420
                                                                   ------------
                                                                        182,346
                                                                   ------------

--------------------------------------------------------------------------------
   United Kingdom - 28.59%
--------------------------------------------------------------------------------
 BG Group                                            21,649              82,328
 Boots                                               10,500              92,445
+Brambles Industries                                  6,600              33,057
+British Airways                                     15,300              33,232
 Cable & Wireless                                     7,700              34,791
 GKN                                                  6,600              25,458
 GlaxoSmithKline                                      3,700              99,394
 HBOS                                                 7,500              84,555
 Lloyds TSB Group                                     5,400              54,329
 PowerGen                                             9,800             106,216
 Six Continents                                       8,200              74,042
                                                                   ------------
                                                                        719,847
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $3,093,747)                                                     2,489,405
================================================================================


                                   2001 Annual Report o Delaware Pooled Trust 81

                                                  Principal         Market Value
                                                     Amount             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 1.07%
--------------------------------------------------------------------------------
With BNP Paribas
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $2,800
   U.S. Treasury Notes 6.25%
   due 6/30/02, market value
   $2,885 and $4,400
   U.S. Treasury Notes
   10.75% due 8/15/05,
   market value $5,666)                           $   8,361       $       8,361
With Cantor Fitzgerald
   2.56% 11/1/01 (dated 10/31/01,
   collateralized by $3,900
   U.S. Treasury Notes 4.625%
   due 2/28/03, market value
   $4,061 and $3,900
   U.S. Treasury Notes
   4.25% due 5/31/03,
   market value $4,061)                               7,962               7,962
With J.P. Morgan Chase
   2.50% 11/01/01 (dated 10/31/01,
   collateralized by $2,300
   U.S. Treasury Notes
   6.125% due 12/31/01,
   market value $2,375)                               2,316               2,316
With UBS Warburg
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $8,200
   U.S. Treasury Notes
   7.50% due 11/15/01,
   market value $8,529)                               8,361               8,361
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $27,000)                                                           27,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.90%
(COST $3,120,747)                                                     2,516,405
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.10%                                             2,618
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   359,378 SHARES OUTSTANDING;
   EQUIVALENT TO $7.01
   PER SHARE - 100.00%                                            $   2,519,023
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $   3,053,362
Undistributed net investment income*                                     44,353
Accumulated net realized gain
   on investments                                                        25,625
Net unrealized depreciation of
   investments and foreign currencies                                  (604,317)
--------------------------------------------------------------------------------
Total net assets                                                  $   2,519,023
================================================================================

+     Non-income producing security for the period ended October 31, 2001.
* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

      ADR - American Depositary Receipts

      See accompanying notes


82 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust-The International Small-Cap Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 97.06%
--------------------------------------------------------------------------------
   Australia - 1.87%
--------------------------------------------------------------------------------
+Gropep Limited                                      25,034       $      29,840
 Simeon Wines                                        18,500              22,331
                                                                   ------------
                                                                         52,171
                                                                   ------------

--------------------------------------------------------------------------------
   Denmark - 0.53%
--------------------------------------------------------------------------------
Bang & Olufsen Holding
   Class B                                              826              14,911
                                                                   ------------
                                                                         14,911
                                                                   ------------

--------------------------------------------------------------------------------
   Finland - 0.60%
--------------------------------------------------------------------------------
Huhtamaki Van Leer Oyj                                  400              12,948
Talentum                                                900               3,804
                                                                   ------------
                                                                         16,752
                                                                   ------------

--------------------------------------------------------------------------------
   France - 11.68%
--------------------------------------------------------------------------------
 Boiron                                                 465              32,593
 Carbone Lorraine                                     1,420              39,442
+Egide                                                  343              22,299
 Fimalac                                              1,175              39,526
 IMV Technologies                                     3,005              48,097
 Manitou                                                470              23,921
 Mecatherm                                              900              25,250
+Nexans                                               2,890              46,776
 Norbert Dentressangle                                1,225              21,513
 Remy Cointreau                                         890              18,807
 Walter                                                 340               8,071
                                                                   ------------
                                                                        326,295
                                                                   ------------

--------------------------------------------------------------------------------
   Germany - 10.24%
--------------------------------------------------------------------------------
 Boewe Systec                                         1,470              25,379
 Cewe Color Holding                                   1,900              20,502
 FAG Kugelfischer Georg Schaefer                      7,601              82,018
 KSB Vorzug                                             265              21,088
 Ludwig Beck Rathauseck                               6,309              62,404
+Suess Microtec                                       2,610              57,969
+SZ Testsysteme                                       2,600              16,599
                                                                   ------------
                                                                        285,959
                                                                   ------------

--------------------------------------------------------------------------------
   Hong Kong - 5.00%
--------------------------------------------------------------------------------
Cafe De Coral Holdings                               84,000              49,001
Chen Hsong Holdings                                 220,000              34,975
Hung Hing Printing Group                             82,000              31,276
South China Morning
   Post (Holdings)                                   46,000              24,327
                                                                   ------------
                                                                        139,579
                                                                   ------------

--------------------------------------------------------------------------------
   Italy - 1.10%
--------------------------------------------------------------------------------
Carraro                                               6,200       $       7,799
La Doria                                             11,600              22,896
                                                                   ------------
                                                                         30,695
                                                                   ------------

--------------------------------------------------------------------------------
   Japan - 15.17%
--------------------------------------------------------------------------------
Arcland Sakamoto                                      3,000              37,936
Aronkasei                                            12,000              35,635
Daitec                                                1,000               8,240
Fancl                                                 1,100              53,037
Getz Brothers                                         8,000              36,027
Kayaba Industry                                      23,000              37,528
Miyachi Technos                                       1,800              31,793
Nagawa                                                6,000              30,838
Otsuka Kagu Limited                                   1,200              65,103
Takara Printing                                       5,500              38,140
Ube-Nitto Kasei                                      12,000              35,733
Zuiko                                                 2,000              13,722
                                                                   ------------
                                                                        423,732
                                                                   ------------

--------------------------------------------------------------------------------
   Netherlands - 5.12%
--------------------------------------------------------------------------------
Athlon Groep                                          3,857              45,780
Draka Holding                                           800              31,004
ICT Automatisering                                    3,316              32,203
Stork                                                 1,700              13,758
United Services Group                                 1,200              20,232
                                                                   ------------
                                                                        142,977
                                                                   ------------

--------------------------------------------------------------------------------
   New Zealand - 3.60%
--------------------------------------------------------------------------------
Restaurant Brands
   New Zealand                                       86,000              60,263
The Warehouse Group                                  15,000              40,190
                                                                   ------------
                                                                        100,453
                                                                   ------------

--------------------------------------------------------------------------------
   Norway - 0.78%
--------------------------------------------------------------------------------
Nera                                                  9,324              21,786
                                                                   ------------
                                                                         21,786
                                                                   ------------

--------------------------------------------------------------------------------
   Singapore - 3.71%
--------------------------------------------------------------------------------
Asia Pacific Breweries                               10,000              21,947
Courts (Singapore) Limited                           48,000              11,456
Singapore Airport Terminal
   Services                                          25,000              16,049
SMRT Corporation                                    130,000              54,210
                                                                   ------------
                                                                        103,662
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 83

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Spain - 1.84%
--------------------------------------------------------------------------------
Aldeasa                                               2,320       $      33,483
Portland Valderrivas                                    900              17,788
                                                                  -------------
                                                                         51,271
                                                                  -------------

--------------------------------------------------------------------------------
   Switzerland - 3.08%
--------------------------------------------------------------------------------
Lindt & Spruengli                                        15              86,013
                                                                  -------------
                                                                         86,013
                                                                  -------------

--------------------------------------------------------------------------------
   United Kingdom - 32.74%
--------------------------------------------------------------------------------
 Arriva                                               8,300              35,754
 Body Shop International                             62,896              75,387
 Bovis Homes Group                                    8,375              38,328
 Bristol Water Holdings                               2,000              30,800
 Cobham                                               1,951              29,833
 Fuller Smith & Turner                                4,795              29,607
+Generics Group                                       4,400               6,201
 Glynwed International                               11,300              34,969
 H.P. Bulmer Holdings                                 7,210              44,624
 Harvey Nichols                                      21,100              43,837
 IMI                                                 10,500              33,675
 Laird Group                                         14,500              29,809
 Northern Foods                                      43,900              95,351
 Pendragon                                           14,255              47,116
 Persimmon                                           11,100              49,589
 PizzaExpress                                         6,400              72,154
 Rexam                                               18,781              99,254
+Send Group                                             950               1,353
 TT Electronics                                      19,000              33,815
+TTP Communications                                  34,370              66,163
 Wilshaw                                             55,600              16,560
                                                                  -------------
                                                                        914,179
                                                                  -------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $3,370,907)                                                     2,710,435
================================================================================

                                                  Principal
                                                     Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 2.65%
--------------------------------------------------------------------------------
With BNP Paribas
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $8,000
   U.S.Treasury Notes
   6.25% due 6/30/02,
   market value $7,907
   and $12,000
   U.S. Treasury Notes
   10.75% due 8/15/05,
   market value $15,530)                          $  22,950              22,950

                                                  Principal         Market Value
                                                     Amount             (U.S. $)
--------------------------------------------------------------------------------

With Cantor Fitzgerald
   2.56% 11/1/01 (dated 10/31/01,
   collateralized by $11,000
   U.S. Treasury Notes
   4.625% due 2/28/03,
   market value $11,131
   and $11,000
   U.S. Treasury Notes
   4.25% due 5/31/03,
   market value $11,131)                          $  21,800       $      21,800
With J.P. Morgan Chase
   2.50% 11/1/01 (dated 10/31/01,
   collateralized by $6,000
   U.S. Treasury Notes
   6.125% due 12/31/01,
   market value $6,509)                               6,350               6,350
With UBS Warburg
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $23,000
   U.S. Treasury Notes
   7.50% due 11/15/01,
   market value $23,375)                             22,900              22,900

--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $74,000)                                                           74,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.71%
(COST $3,444,907)                                                     2,784,435
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER
   ASSETS NET
   OF LIABILITIES - 0.29%                                                 8,080
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   396,518 SHARES OUTSTANDING;
   EQUIVALENT TO $7.04
   PER SHARE - 100.00%                                             $  2,792,515
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                         $  3,337,862
Undistributed net investment income*                                     57,503
Accumulated net realized gain
   on investments                                                        57,756
Net unrealized depreciation of
   investments and foreign currencies                                  (660,606)
--------------------------------------------------------------------------------
Total net assets                                                   $ $2,792,515
================================================================================

+     Non-income producing security for the year ended October 31, 2001.
* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

      See accompanying notes


84 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust-The Emerging Markets Portfolio
Statement of Net Assets
October 31, 2001

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   COMMON STOCK - 91.62%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Argentina - 1.06%
--------------------------------------------------------------------------------
+Central Puerto Class B                             634,916        $    330,288
 Transportadora de Gas
   del sur, Class B                                 991,000             877,386
                                                                   ------------
                                                                      1,207,674
                                                                   ------------

--------------------------------------------------------------------------------
   Brazil - 13.62%
--------------------------------------------------------------------------------
 Aracruz Celulose ADR                               185,000           3,237,500
 Brasil Telecom                                 329,752,865           1,263,248
+Companhia Energetica de
   Minas Gerais ADR                                 162,175           1,621,750
+Companhia Energetica de
   Minas Gerais CEMIG                            20,200,000             200,015
 Companhia Paranaense
   de Energia Copel ADR                             358,041           1,718,597
 Gerdau Metalurgica                             275,886,000           3,069,379
 Petroleo Brasileiro ADR                             80,521           1,546,003
 Petroleo Brasileiro Petrobras                        8,000             153,977
 Rossi Residential GDR                               22,000              12,274
+Telemar Norte Leste                             87,605,238           1,397,005
 Uniao de Bancos
   Brasileiros                                   80,410,000           1,235,150
                                                                   ------------
                                                                     15,454,898
                                                                   ------------

--------------------------------------------------------------------------------
   Chile - 3.01%
--------------------------------------------------------------------------------
Administradora de Fondos
   de Pensiones Provida ADR                         113,510           2,735,591
Empresa Nacional
   Electricidad ADR                                  77,851             677,304
                                                                   ------------
                                                                      3,412,895
                                                                   ------------

--------------------------------------------------------------------------------
   China - 12.70%
--------------------------------------------------------------------------------
 Beijing Capital
   International Airport                         12,678,000           3,120,778
+China Mobile                                       326,500             989,977
 Guangshen Railway                               19,752,000           3,216,072
 Yanzhou Coal Mining
    Class H                                      10,604,000           3,296,799
 Zhejiang Expressway                             16,262,000           3,794,515
                                                                   ------------
                                                                     14,418,141
                                                                   ------------

--------------------------------------------------------------------------------
   Croatia - 2.57%
--------------------------------------------------------------------------------
Zagrebacka Banka GDR                                129,381           2,911,073
                                                                   ------------
                                                                      2,911,073
                                                                   ------------

--------------------------------------------------------------------------------
   Egypt - 1.55%
--------------------------------------------------------------------------------
+Mobinil - Egyptian Mobile
   Services                                         155,243       $   1,347,406
 Paints & Chemical
   Industries GDR                                   383,950             412,746
                                                                   ------------
                                                                      1,760,152
                                                                   ------------

--------------------------------------------------------------------------------
   Estonia - 1.71%
--------------------------------------------------------------------------------
Eesti Telekom GDR                                    76,094             734,307
Hansabank                                           153,373           1,211,888
                                                                   ------------
                                                                      1,946,195
                                                                   ------------

--------------------------------------------------------------------------------
   Hungary - 1.91%
--------------------------------------------------------------------------------
Gedeon Richter GDR                                   40,149           2,172,061
                                                                   ------------
                                                                      2,172,061
                                                                   ------------

--------------------------------------------------------------------------------
   India - 8.07%
--------------------------------------------------------------------------------
Gas Authority of India GDR                          308,601           2,322,223
ICICI ADR                                           293,079           2,039,830
Mahanagar Telecom
   Nigam ADR                                        447,300           2,527,245
Videsh Sanchar Nigam ADR                            233,788           2,267,744
                                                                   ------------
                                                                      9,157,042
                                                                   ------------

--------------------------------------------------------------------------------
   Israel - 1.50%
--------------------------------------------------------------------------------
Bank Hapoalim                                       876,737           1,702,322
                                                                   ------------
                                                                      1,702,322
                                                                   ------------

--------------------------------------------------------------------------------
   Malaysia - 1.98%
--------------------------------------------------------------------------------
Petronas Dagangan                                 2,157,000           2,247,791
                                                                   ------------
                                                                      2,247,791
                                                                   ------------

--------------------------------------------------------------------------------
   Mexico - 4.29%
--------------------------------------------------------------------------------
 Cemex de C.V                                       763,934           3,504,217
+Grupo Minsa Class C                                969,054             144,893
+Grupo Minsa de C.V. ADR                              5,900               9,145
 Telefonos de Mexico ADR                             35,600           1,212,536
                                                                   ------------
                                                                      4,870,791
                                                                   ------------

--------------------------------------------------------------------------------
   Republic of Korea - 6.11%
--------------------------------------------------------------------------------
Korea Telecom ADR                                    57,564           1,199,634
Pohang Iron & Steel                                  17,010           1,172,644
Pohang Iron & Steel ADR                             110,400           1,893,360
Samsung Electronics                                  19,840           2,666,325
                                                                   ------------
                                                                      6,931,963
                                                                   ------------

--------------------------------------------------------------------------------
   Russia - 5.30%
--------------------------------------------------------------------------------
Gazprom ADR                                           8,200              70,520
Gazprom ADR                                         174,518           1,500,855


                                   2001 Annual Report o Delaware Pooled Trust 85

                                                     Number         Market Value
                                                  of Shares             (U.S. $)
--------------------------------------------------------------------------------

 Lukoil Holdings ADR                                  3,500       $     155,334
 Lukoil Holdings ADR                                 53,020           2,353,091
+Norilsk Nickel ADR                                 152,000           1,938,000
                                                                    ------------
                                                                      6,017,800
                                                                   ------------

--------------------------------------------------------------------------------
   South Africa - 17.32%
--------------------------------------------------------------------------------
 African Bank Investments                         2,335,034           2,165,793
 Amalgamated Banks of
    South Africa                                    777,838           2,737,429
 Impala Platinum Holdings                            77,200           2,746,344
+Iscor                                            1,244,715           4,077,030
+Nampak                                             824,726             983,508
 Network Healthcare
    Holdings                                      5,763,564           1,374,641
 Profurn                                          6,058,256             333,939
 Sanlam                                           2,744,782           2,560,390
 Sasol                                              305,100           2,661,692
                                                                   ------------
                                                                     19,640,766
                                                                   ------------

--------------------------------------------------------------------------------
   Taiwan - 5.31%
--------------------------------------------------------------------------------
 China Steel ADR                                    134,787           1,035,164
 China Steel GDR                                    107,131             822,766
+United Microelectronics ADR                        202,379           1,153,560
+Yageo GDR                                          356,000           1,046,640
+Yageo GDR                                          669,451           1,968,186
                                                                   ------------
                                                                      6,026,316
                                                                   ------------

--------------------------------------------------------------------------------
   Thailand - 3.61%
--------------------------------------------------------------------------------
Electricity Generating
   Public Company                                 3,828,600           3,039,930
Hana Microelectronics                               888,000           1,052,650
                                                                   ------------
                                                                      4,092,580
                                                                   ------------

--------------------------------------------------------------------------------
Total Common Stock
(cost $129,368,947)                                                 103,970,460
================================================================================

                                                  Principal
                                                     Amount
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 7.99%
--------------------------------------------------------------------------------
With BNP Paribas
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $924,000
   U.S. Treasury Notes
   6.25% due 6/30/02,
   market value $969,202
   and $1,485,000
   U.S. Treasury Notes
   10.75% due 8/15/05,
   market value $1,903,680)                      $2,809,000           2,809,000

                                                  Principal         Market Value
                                                     Amount             (U.S. $)
--------------------------------------------------------------------------------

With Cantor Fitzgerald
   2.56% 11/1/01 (dated 10/31/01,
   collateralized by $1,313,000
   U.S. Treasury Notes 4.625%
   due 2/28/03, market value
   $1,364,481 and $1,302,000
   U.S. Treasury Notes
   4.25% due 5/31/03,
   market value $1,364,443)                       $2,675,000      $   2,675,000
With J.P. Morgan Chase
   2.50% 11/01/01 (dated 10/31/01,
   collateralized by $777,000
   U.S. Treasury Notes
   6.125% due 12/31/01,
   market value $797,904)                           778,000             778,000
With UBS Warburg
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $2,765,000
   U.S. Treasury Notes
   7.50% due 11/15/01,
   market value $2,865,340)                       2,809,000           2,809,000

--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $9,071,000)                                                     9,071,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.61%
(COST $138,439,947)                                                 113,041,460
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.39%                                           446,574
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   17,563,483 SHARES OUTSTANDING;
   EQUILVALENT TO $6.46
   PER SHARE - 100.00%                                            $ 113,488,034
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $ 152,970,668
Undistributed net investment income*                                  3,204,947
Accumulated net realized loss
   on investments                                                   (17,286,956)
Net unrealized depreciation on
   investments and foreign currencies                               (25,400,625)
--------------------------------------------------------------------------------
Total net assets                                                  $ 113,488,034
================================================================================

+     Non-income producing security for the year ended October 31, 2001.
* Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

      ADR - American Depositary Receipts
      GDR - Global Depositary Receipts

      See accompanying notes


86 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust-The Global Fixed Income Portfolio
Statement of Net Assets
October 31, 2001

                                                  Principal         Market Value
                                                    Amount*             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   BONDS - 97.44%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Australia - 10.57%
--------------------------------------------------------------------------------
New South Wales Treasury
   6.50% 5/1/06      AUD                         24,000,000       $  12,930,810
   8.00% 3/1/08                                  12,500,000           7,230,786
Queensland Treasury
   6.00% 7/14/09                                 10,000,000           5,234,402
   6.00% 6/14/11                                  9,000,000           4,710,486
                                                                   ------------
                                                                     30,106,484
                                                                   ------------

--------------------------------------------------------------------------------
   Austria - 7.93%
--------------------------------------------------------------------------------
Oesterreich Kontrollbank
   + 1.80% 3/22/10   JPY                        380,000,000           3,313,277
   6.00% 5/19/09     USD                          5,600,000           6,007,960
Republic Of Austria
   5.25% 1/4/11      EUR                          9,000,000           8,466,687
   5.50% 10/20/07                                 5,000,000           4,812,968
                                                                   ------------
                                                                     22,600,892
                                                                   ------------

--------------------------------------------------------------------------------
   Belgium - 3.72%
--------------------------------------------------------------------------------
Kingdom of Belgium
   5.75% 9/28/10     EUR                         10,900,000          10,597,144
                                                                   ------------
                                                                     10,597,144
                                                                   ------------

--------------------------------------------------------------------------------
   Canada - 0.87%
--------------------------------------------------------------------------------
Ontario Province
   6.25% 12/3/08     NZD                          6,000,000           2,475,196
                                                                   ------------
                                                                      2,475,196
                                                                   ------------

--------------------------------------------------------------------------------
   Finland - 2.55%
--------------------------------------------------------------------------------
Finnish Government
   3.75% 11/12/03    EUR                          8,000,000           7,259,062
                                                                   ------------
                                                                      7,259,062
                                                                   ------------

--------------------------------------------------------------------------------
   France - 8.13%
--------------------------------------------------------------------------------
Government of France
   4.00% 10/25/09    EUR                         20,000,000          17,511,020
   5.00% 7/12/05                                  6,000,000           5,652,012
                                                                   ------------
                                                                     23,163,032
                                                                   ------------

--------------------------------------------------------------------------------
   Germany - 19.86%
--------------------------------------------------------------------------------
Depfa Deutsche
   Pfandbriefbank
   5.00% 2/3/05      EUR                          6,000,000           5,606,153
Depfa Pfandbriefbank
   5.625% 2/7/03                                  4,000,000           3,696,431
Deutsche Genossen
   Hypobank
   5.00% 3/17/08     EUR                          3,000,000           2,793,365
Deutschland Republic
   6.25% 1/4/24                                  19,000,000          19,555,262
Rheinische
   Hypothekenbank
   5.75% 7/5/10                                  13,000,000          12,523,653
Treuhandansstalt
   6.875% 6/11/03                                13,000,000          12,355,907
                                                                   ------------
                                                                     56,530,771
                                                                   ------------

--------------------------------------------------------------------------------
   Italy - 3.53%
--------------------------------------------------------------------------------
Republic of Italy
   + 0.375% 5/12/02  JPY                        900,000,000           7,355,292
   5.00% 11/20/03    USD                          2,600,000           2,701,530
                                                                   ------------
                                                                     10,056,822
                                                                   ------------

--------------------------------------------------------------------------------
   Netherlands - 8.03%
--------------------------------------------------------------------------------
LKB Baden-Wuert Finance
   6.625% 8/20/03    DEM                         16,000,000           7,762,113
Netherlands Government
   5.75% 2/15/07     EUR                         12,500,000          12,184,160
   7.50% 1/15/23                                  2,500,000           2,922,400
                                                                   ------------
                                                                     22,868,673
                                                                   ------------

--------------------------------------------------------------------------------
   New Zealand - 11.63%
--------------------------------------------------------------------------------
New Zealand Government
   6.00% 11/15/11    NZD                         41,000,000          16,695,707
   + 7.00% 7/15/09                               29,500,000          12,911,382
   8.00% 4/15/04                                  8,000,000           3,520,518
                                                                   ------------
                                                                     33,127,607
                                                                   ------------

--------------------------------------------------------------------------------
   Supranational - 5.48%
--------------------------------------------------------------------------------
European Investment Bank
   6.00% 7/15/05     AUD                         10,000,000           5,236,967
International Bank
   Reconstruction &
   Development
   5.50% 11/3/08     NZD                          7,000,000           2,762,915
   6.125% 9/27/02    DEM                          8,000,000           3,766,486
   7.25% 5/27/03     NZD                          9,000,000           3,835,006
                                                                   ------------
                                                                     15,601,374
                                                                   ------------

--------------------------------------------------------------------------------
   Sweden - 4.95%
--------------------------------------------------------------------------------
Swedish Government
   + 3.50% 4/20/06   SEK                         59,000,000           5,374,853
   5.00% 1/28/09                                 92,000,000           8,724,202
                                                                   ------------
                                                                     14,099,055
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 87

                                                  Principal         Market Value
                                                    Amount*             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   United States - 10.19%
--------------------------------------------------------------------------------
Fannie Mae
   6.375% 8/15/07    AUD                         13,500,000       $   7,207,739
KFW International
   Finance
   1.00% 12/20/04    JPY                        400,000,000           3,343,912
U.S. Treasury Inflation
   Index Notes
   3.625% 1/15/08    USD                         16,550,970          17,295,778
   3.625% 4/15/28                                 1,102,390           1,183,348
                                                                  -------------
                                                                     29,030,777
                                                                  -------------

--------------------------------------------------------------------------------
Total Bonds
(cost $286,910,481)                                                 277,516,889
================================================================================

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 1.58%
--------------------------------------------------------------------------------
With BNP Paribas
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $459,000
   U.S.Treasury Notes
   6.25% due 6/30/02,
   market value
   $481,770 and $738,000
   U.S. Treasury Notes
   10.75% due 8/15/05,
   market value $946,279)  USD                    1,396,000           1,396,000
With Cantor Fitzgerald
   2.56% 11/1/01 (dated 10/31/01,
   collateralized by $653,000
   U.S. Treasury Notes
   4.625% due 2/28/03,
   market value
   $678,254 and $647,000
   U.S. Treasury Notes
   4.25% due 5/31/03,
   market value $678,236)                         1,330,000           1,330,000
With J.P. Morgan Chase
   2.50% 11/1/01 (dated 10/31/01,
   collateralized by $386,000
   U.S. Treasury Notes
   6.125% due 12/31/01,
   market value $396,621)                           387,000             387,000
With UBS Warburg
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $1,374,000
   U.S. Treasury Notes
   7.50% due 11/15/01,
   market value $1,424,299)                       1,396,000           1,396,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $4,509,000)                                                     4,509,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.02%
(COST $291,419,481)                                               $ 282,025,889
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.98%                                         2,803,938
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   27,894,386 SHARES OUTSTANDING;
   EQUIVALENT TO $10.21
   PER SHARE - 100.00%                                            $ 284,829,827
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $ 313,555,847
Accumulated net realized loss
   on investments                                                   (19,344,755)
Net unrealized depreciation of
   investments and foreign currencies                                (9,381,265)
--------------------------------------------------------------------------------
Total net assets                                                  $ 284,829,827
================================================================================

* Principal amount is stated in the currency in which each bond is denominated.

      AUD - Australian Dollar
      DEM - German Mark
      EUR - European Monetary Unit
      JPY - Japanese Yen
      SEK - Swedish Krona
      NZD - New Zealand Dollar
      USD - U.S. Dollar

+     Fully or partially on loan. See Note #9 in "Notes to Financial
      Statements".

      See accompanying notes


88 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust-The International Fixed Income Portfolio
Statement of Net Assets
October 31, 2001

                                                  Principal         Market Value
                                                    Amount*             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   BONDS - 98.40%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Australia - 9.72%
--------------------------------------------------------------------------------
New South Wales Treasury
   7.00% 4/1/04      AUD                          1,400,000       $     746,155
   8.00% 3/1/08                                   2,000,000           1,156,925
Queensland Treasury
   6.00% 6/14/11                                  1,700,000             889,759
Queensland Treasury Global
   6.50% 6/14/05                                  1,500,000             801,124
                                                                   ------------
                                                                      3,593,963
                                                                   ------------

--------------------------------------------------------------------------------
   Austria - 2.44%
--------------------------------------------------------------------------------
Republic of Austria
   4.375% 2/28/02    EUR                          1,000,000             900,998
                                                                   ------------
                                                                        900,998
                                                                   ------------

--------------------------------------------------------------------------------
   Belgium - 4.73%
--------------------------------------------------------------------------------
Kingdom of Belgium
   5.75% 9/28/10     EUR                          1,800,000           1,749,987
                                                                   ------------
                                                                      1,749,987
                                                                   ------------

--------------------------------------------------------------------------------
   Finland - 4.14%
--------------------------------------------------------------------------------
Republic of Finland
   9.50% 3/15/04     EUR                          1,500,000           1,532,979
                                                                   ------------
                                                                      1,532,979
                                                                   ------------

--------------------------------------------------------------------------------
   France - 4.73%
--------------------------------------------------------------------------------
Government of France
   4.00% 10/25/09    EUR                          2,000,000           1,751,102
                                                                   ------------
                                                                      1,751,102
                                                                   ------------

--------------------------------------------------------------------------------
   Germany - 30.30%
--------------------------------------------------------------------------------
Bayerische Vereinsbank
   6.50% 6/6/05      EUR                          1,000,000             979,678
Depfa Pfandbriefbank
   5.50% 1/15/10                                    800,000             761,946
Deutsche Genossen Hypobank
   5.75% 1/22/07                                    800,000             770,794
Deutschland Republic
   4.00% 7/4/09                                   2,200,000           1,943,621
   6.00% 1/4/07                                   1,400,000           1,387,286
   6.50% 7/4/27                                     500,000             533,675
Kredit Fuer Wiederaufbau
   5.00% 7/4/11                                   1,600,000           1,476,414
Lbank Rheinland Pfalz Giro
   4.50% 10/21/03    EUR                          1,800,000           1,653,845
Rheinische Hypothekenbank
   5.75% 7/5/10                                   1,000,000             963,358
Westfalische Hypothekbank
   4.50% 3/23/05                                    800,000             736,984
                                                                   ------------
                                                                     11,207,601
                                                                   ------------

--------------------------------------------------------------------------------
   Italy - 2.40%
--------------------------------------------------------------------------------
Republic of Italy
   5.125% 7/29/03    JPY                        100,000,000             887,008
                                                                   ------------
                                                                        887,008
                                                                   ------------

--------------------------------------------------------------------------------
   Netherlands - 4.21%
--------------------------------------------------------------------------------
DSL Finance
   5.75% 3/19/09     DEM                          1,500,000             740,215
Netherlands Government
   7.50% 1/15/23     EUR                            700,000             818,272
                                                                   ------------
                                                                      1,558,487
                                                                   ------------

--------------------------------------------------------------------------------
   New Zealand - 8.78%
--------------------------------------------------------------------------------
New Zealand Government
   6.00% 11/15/11    NZD                          4,000,000           1,628,849
   7.00% 7/15/09                                  3,700,000           1,619,394
                                                                   ------------
                                                                      3,248,243
                                                                   ------------

--------------------------------------------------------------------------------
   Spain - 1.96%
--------------------------------------------------------------------------------
Kingdom of Spain
   3.10% 9/20/06     JPY                         20,000,000             184,385
   5.75% 3/23/02                                 65,000,000             542,193
                                                                   ------------
                                                                        726,578
                                                                   ------------

--------------------------------------------------------------------------------
   Supranational - 13.56%
--------------------------------------------------------------------------------
European Investment Bank
   5.00% 4/15/08     EUR                          1,500,000           1,401,335
Inter-American
   Development Bank
   5.50% 3/30/10                                    750,000             719,248
International Bank
   Reconstruction &
   Development
   4.50% 3/20/03     JPY                        100,000,000             865,552
   5.50% 5/14/03     AUD                          1,100,000             563,674
International Finance
   Corporation
   6.75% 7/15/09     NZD                          3,500,000           1,464,341
                                                                   ------------
                                                                      5,014,150
                                                                   ------------


                                   2001 Annual Report o Delaware Pooled Trust 89

                                                  Principal         Market Value
                                                    Amount*             (U.S. $)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Sweden - 5.17%
--------------------------------------------------------------------------------
Swedish Government
   3.50% 4/20/06     SEK                          8,500,000       $     774,343
   5.00% 1/28/09                                 12,000,000           1,137,940
                                                                   ------------
                                                                      1,912,283
                                                                   ------------

--------------------------------------------------------------------------------
   United States - 6.26%
--------------------------------------------------------------------------------
Fannie Mae
   1.75% 3/26/08     JPY                         90,000,000             784,760
   6.375% 8/15/07    AUD                          1,300,000             694,079
   7.25% 6/20/02     NZD                          2,000,000             836,106
                                                                   ------------
                                                                      2,314,945
                                                                   ------------

--------------------------------------------------------------------------------
Total Bonds
(cost $38,020,463)                                                   36,398,324
================================================================================

--------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS - 1.33%
--------------------------------------------------------------------------------
With BNP Paribas
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $50,000
   U.S. Treasury Notes
   6.25% due 6/30/02,
   market value $52,568 and
   $81,000 U.S. Treasury
   Notes 10.75% due 8/15/05,
   market value $103,253) USD                       152,500             152,500
With Cantor Fitzgerald
   2.56% 11/1/01 (dated 10/31/01,
   collateralized by $71,000
   U.S. Treasury Notes
   4.625% due 2/28/03,
   market value $74,008 and
   $71,000 U.S. Treasury
   Notes 4.25% due 5/31/03,
   market value $74,006)                            145,000             145,000
With J.P. Morgan Chase
   2.50% 11/1/01 (dated 10/31/01,
   collateralized by $42,000
   U.S. Treasury Notes
   6.125% due 12/31/01,
   market value $43,277)                             42,000              42,000
With UBS Warburg
   2.57% 11/1/01 (dated 10/31/01,
   collateralized by $150,000
   U.S. Treasury Notes
   7.50% due 11/15/01,
   market value $155,413)                           152,500             152,500
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $492,000)                                                         492,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.73%
(COST $38,512,463)                                                $  36,890,324
================================================================================

--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.27%                                            99,021
================================================================================

--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   4,042,801 SHARES OUTSTANDING;
   EQUIVALENT TO $9.15
   PER SHARE - 100.00%                                            $  36,989,345
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT OCTOBER 31, 2001:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $  42,470,027
Accumulated net realized loss
   on investments                                                    (3,808,164)
Net unrealized depreciation of
   investments and foreign currencies                                (1,672,518)
--------------------------------------------------------------------------------
Total net assets                                                  $  36,989,345
================================================================================

* Principal amount is stated in the currency in which each bond is denominated.

      AUD - Australian Dollar
      DEM - German Mark
      EUR - European Monetary Unit
      JPY - Japanese Yen
      NZD - New Zealand Dollar
      SEK - Swedish Krona
      USD - U.S. Dollar

      See accompanying notes


90 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Statements of Assets and Liabilities
October 31, 2001

                                                   The           The            The
                                                Aggregate     High-Yield   Diversified Core
                                               Fixed Income      Bond        Fixed Income
                                                Portfolio      Portfolio      Portfolio
-------------------------------------------------------------------------------------------
Assets:
Investments at market                           $3,028,315     $3,314,029     $8,522,679
Cash and foreign currency                               --             --          3,798
Dividends and interest receivable                   32,298         94,806        121,812
Receivable for securities sold                     386,087        295,273        821,115
Other assets                                           454             --             --
                                                -----------------------------------------
Total assets                                     3,447,154      3,704,108      9,469,404
                                                -----------------------------------------

Liabilities:
Cash overdraft                                     133,277        139,436             --
Payable for securities purchased                   297,178        274,719        782,672
Other accounts payable and accrued expenses          3,203         11,751         14,764
                                                -----------------------------------------
Total liabilities                                  433,658        425,906        797,436
                                                -----------------------------------------

Total net assets                                $3,013,496     $3,278,202     $8,671,968
                                                ========================================

Investments at cost                             $2,930,783     $3,400,131     $8,320,260
                                                ========================================

See accompanying notes


                                   2001 Annual Report o Delaware Pooled Trust 91

Delaware Pooled Trust
Statements of Operations

                                                     Year            Year            Year            Year            Year
                                                    Ended           Ended           Ended           Ended           Ended
                                                   10/31/01        10/31/01        10/31/01        10/31/01        10/31/01
                                                 -----------------------------------------------------------------------------
                                                                                                     The
                                                     The             The             The           All-Cap           The
                                                  Large-Cap         Select        Small-Cap         Growth        Large-Cap
                                                 Value Equity       Equity       Value Equity       Equity       Growth Equity
                                                  Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                        $  1,652,806    $     31,995    $     37,031    $     35,141    $     11,267
Interest                                               74,143             129           7,266          30,405           9,067
Securities lending income                                  --              --              --              --              --
Foreign tax withheld                                       --              --              --              --              --
                                                 -----------------------------------------------------------------------------
                                                    1,726,949          32,124          44,297          65,546          20,334
                                                 -----------------------------------------------------------------------------
Expenses:
Management fees                                       416,880          18,922          18,766          73,128           9,883
Accounting and administration expenses                 36,203             548           1,100           4,262             660
Reports and statements to shareholders                 32,435             435             464           1,638           1,127
Registration fees                                      49,904             235           1,015           4,615          24,188
Professional fees                                       9,183             266             354           1,788           2,248
Taxes (other than taxes on income)                        300               3               6               8               1
Dividend disbursing and transfer agent
    fees and expenses                                  57,253             173             572             987             275
Custodian fees                                         14,729           2,025             820           3,190             619
Trustees' fees                                          3,613             296             356              90             197
Amortization of organization expenses                      --              --              --              --              --
Other                                                  15,310             481             433             868             321
                                                 -----------------------------------------------------------------------------
                                                      635,810          23,384          23,886          90,574          39,519
Less expenses absorbed or waived                     (125,649)           (487)         (1,445)         (2,352)        (27,046)
Less expenses paid indirectly                          (3,087)            (88)           (172)         (1,256)           (269)
                                                 -----------------------------------------------------------------------------

Total expenses                                        507,074          22,809          22,269          86,966          12,204
                                                 -----------------------------------------------------------------------------

Net Investment Income (Loss)                        1,219,875           9,315          22,028         (21,420)          8,130
                                                 -----------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                         6,160,388        (115,839)        176,677      (4,476,229)       (427,983)
Futures contracts                                          --              --              --              --              --
Options written                                            --              --              --              --              --
Foreign currencies                                         --              --              --              --              --
                                                 -----------------------------------------------------------------------------
Net realized gain (loss)                            6,160,388        (115,839)        176,677      (4,476,229)       (427,983)
Net change in unrealized appreciation/
    depreciation of investments and
    foreign currencies                            (11,934,208)       (284,336)         26,459      (2,182,370)       (381,628)
                                                 -----------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) On
    Investments and Foreign Currencies             (5,773,820)       (400,175)        203,136      (6,658,599)       (809,611)
                                                 -----------------------------------------------------------------------------

Net Increase (Decrease) In Net Assets
    Resulting from Operations                    $ (4,553,945)   $   (390,860)   $    225,164    $ (6,680,019)   $   (801,481)
                                                 ============================================================================

                                                               Year            Year            Year            Year
                                                              Ended           Ended           Ended           Ended
                                                             10/31/01        10/31/01        10/31/01        10/31/01
                                                           ------------------------------------------------------------
                                                                                               The
                                                               The             The         Real Estate         The
                                                             Mid-Cap        Small-Cap       Investment     Intermediate
                                                           Growth Equity   Growth Equity      Trust        Fixed Income
                                                            Portfolio       Portfolio      Portfolio II     Portfolio
------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                  $     15,677    $     68,122    $    369,024    $      3,405
Interest                                                         18,226         152,316          23,112         472,145
Securities lending income                                            --              --              --              --
Foreign tax withheld                                                 --              --              --              --
                                                           ------------------------------------------------------------
                                                                 33,903         220,438         392,136         475,550
                                                           ------------------------------------------------------------
Expenses:
Management fees                                                  31,244         265,027          50,330          29,019
Accounting and administration expenses                            1,812          16,196           2,940           3,074
Reports and statements to shareholders                            1,804           7,238             845           1,952
Registration fees                                                10,873          11,463           3,083              --
Professional fees                                                   232           6,933             111             309
Taxes (other than taxes on income)                                   --             259              35              --
Dividend disbursing and transfer agent
    fees and expenses                                               972           4,444             983           1,606
Custodian fees                                                    3,111           5,070             450             927
Trustees' fees                                                      508           1,332             730             200
Amortization of organization expenses                                --              --              --           1,845
Other                                                             2,631           6,808             792             711
                                                           ------------------------------------------------------------
                                                                 53,187         324,770          60,299          39,643
Less expenses absorbed or waived                                (13,845)        (11,317)         (3,541)         (3,682)
Less expenses paid indirectly                                      (298)         (1,960)           (322)           (167)
                                                           ------------------------------------------------------------

Total expenses                                                   39,044         311,493          56,436          35,794
                                                           ------------------------------------------------------------

Net Investment Income (Loss)                                     (5,141)        (91,055)        335,700         439,756
                                                           ------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                                    (247,618)    (11,620,607)         54,606         247,994
Futures contracts                                                    --              --              --         (31,231)
Options written                                                      --              --              --              --
Foreign currencies                                                   --              --              --              --
                                                           ------------------------------------------------------------
Net realized gain (loss)                                       (247,618)    (11,620,607)         54,606         216,763
Net change in unrealized appreciation/
    depreciation of investments and
    foreign currencies                                       (2,245,123)     (6,043,531)       (236,113)        274,677
                                                           ------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) On
    Investments and Foreign Currencies                       (2,492,741)    (17,664,138)       (181,507)        491,440
                                                           ------------------------------------------------------------

Net Increase (Decrease) In Net Assets
    Resulting from Operations                              $ (2,497,882)   $(17,755,193)   $    154,193    $    931,196
                                                           ============================================================

See accompanying notes

92 & 93  Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Statements of Operations continued

                                                 Year          Year            Year          Year          Year            Year
                                                Ended         Ended           Ended         Ended         Ended           Ended
                                               10/31/01      10/31/01        10/31/01      10/31/01      10/31/01        10/31/01
                                             ---------------------------------------------------------------------------------------
                                                                                                                            The
                                                 The           The             The           The           The         Labor Select
                                              Aggregate     High-Yield   Diversified Core   Global     International   International
                                             Fixed Income      Bond        Fixed Income     Equity        Equity          Equity
                                              Portfolio     Portfolio       Portfolio      Portfolio     Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                    $      2,951  $      6,295    $      3,405    $  102,458  $ 18,007,065    $  2,955,572
Interest                                          391,582       368,078         542,510         5,161       586,393          80,510
Securities lending income                              --            --              --            --       266,189          38,074
Foreign tax withheld                                   --            --              --        (7,781)   (1,737,133)       (312,876)
                                             ---------------------------------------------------------------------------------------
                                                  394,533       374,373         545,915        99,838    17,122,514       2,761,280
                                             ---------------------------------------------------------------------------------------
Expenses:
Management fees                                    24,312        15,378          35,558        24,625     3,923,926         643,843
Accounting and administration expenses              2,405         1,388           3,608         1,453       230,413          37,418
Reports and statements to shareholders                610           805           1,563         2,581       171,667          31,037
Registration fees                                   1,385         5,219           2,200         2,486        14,511          15,991
Professional fees                                     450           439           1,289           350        54,990          11,316
Taxes (other than taxes on income)                     --            --             100            90           800             435
Dividend disbursing and transfer agent
    fees and expenses                                 437           971             951           672        62,335          11,106
Custodian fees                                      1,175         1,455           3,959         1,467       408,014          69,985
Trustees' fees                                        600           219             555           970        18,154           4,556
Other                                               1,271         1,054           1,662         1,105        92,450          17,081
                                             ---------------------------------------------------------------------------------------
                                                   32,645        26,928          51,445        35,799     4,977,260         842,768
Less expenses absorbed or waived                   (1,493)       (6,138)         (4,507)       (4,167)           --         (27,429)
Less expenses paid indirectly                        (263)         (694)         (1,317)         (255)      (16,411)         (2,721)
                                             ---------------------------------------------------------------------------------------

Total expenses                                     30,889        20,096          45,621        31,377     4,960,849         812,618
                                             ---------------------------------------------------------------------------------------

Net Investment Income                             363,644       354,277         500,294        68,461    12,161,665       1,948,662
                                             ---------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments                                       373,214      (655,704)        250,026       (36,341)   (4,250,453)      1,079,750
Futures contracts                                 (40,821)           --          10,338            --            --              --
Options written                                        --            --         142,755            --            --              --
Foreign currencies                                     --            --         (61,412)          402      (380,292)         38,942
                                             ---------------------------------------------------------------------------------------
Net realized gain (loss)                          332,393      (655,704)        341,707       (35,939)   (4,630,745)      1,118,692
Net change in unrealized appreciation/
    depreciation of investments and
    foreign currencies                             44,188        44,417         286,387      (357,328)  (57,283,690)    (10,425,570)
                                             ---------------------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) On
    Investments and Foreign Currencies            376,581      (611,287)        628,094      (393,267)  (61,914,435)     (9,306,878)
                                             ---------------------------------------------------------------------------------------

Net Increase (Decrease) In Net Assets
    Resulting from Operations                $    740,225  $   (257,010)   $  1,128,388    $ (324,806) $(49,752,770)   $ (7,358,216)
                                             ======================================================================================

                                                 Year            Year            Year            Year            Year
                                                Ended           Ended           Ended           Ended           Ended
                                               10/31/01        10/31/01        10/31/01        10/31/01        10/31/01
                                             -----------------------------------------------------------------------------
                                                 The                                             The
                                            International       The             The            Global           The
                                              Large-Cap     International     Emerging         Fixed        International
                                                Equity        Small-Cap        Markets          Income       Fixed Income
                                              Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                    $     84,791    $    103,633    $  5,623,859    $         --    $         --
Interest                                            3,686           7,667         341,580      17,726,401       2,453,495
Securities lending income                              --              --              --          62,465              --
Foreign tax withheld                               (8,249)        (10,926)       (306,800)             --              --
                                             -----------------------------------------------------------------------------
                                                   80,228         100,374       5,658,639      17,788,866       2,453,495
                                             -----------------------------------------------------------------------------
Expenses:
Management fees                                    21,350          30,332       1,234,691       1,591,662         224,083
Accounting and administration expenses                482           1,215          53,787         138,517          19,539
Reports and statements to shareholders                751             999          24,610          56,700           6,764
Registration fees                                   1,209           2,008          12,541          11,243           4,907
Professional fees                                     293             474          16,948          58,988           5,573
Taxes (other than taxes on income)                      7              14             375             532              --
Dividend disbursing and transfer agent
    fees and expenses                                 766             467          13,389          34,900           4,831
Custodian fees                                      2,118           1,880         141,596         284,736          32,159
Trustees' fees                                        158             459           3,070          11,250           1,661
Other                                                  89             745          15,888          63,086          11,234
                                             -----------------------------------------------------------------------------
                                                   27,223          38,593       1,516,895       2,251,614         310,751
Less expenses absorbed or waived                       --          (2,202)             --        (328,047)        (39,692)
Less expenses paid indirectly                        (129)           (119)         (7,159)        (11,505)         (2,717)
                                             -----------------------------------------------------------------------------

Total expenses                                     27,094          36,272       1,509,736       1,912,062         268,342
                                             -----------------------------------------------------------------------------

Net Investment Income                              53,134          64,102       4,148,903      15,876,804       2,185,153
                                             -----------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
    on Investments and Foreign Currencies:
Net realized gain (loss) on:

Investments                                        25,712          57,841     (16,528,217)     (1,512,873)       (697,108)
Futures contracts                                      --              --              --              --              --
Options written                                        --              --              --              --              --
Foreign currencies                                 (4,522)         (3,135)       (347,850)    (20,362,008)     (3,993,737)
                                             -----------------------------------------------------------------------------
Net realized gain (loss)                           21,190          54,706     (16,876,067)    (21,874,881)     (4,690,845)
Net change in unrealized appreciation/
    depreciation of investments and
    foreign currencies                           (440,881)       (286,860)      5,452,657      56,628,166       8,177,081
                                             -----------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) On
    Investments and Foreign Currencies           (419,691)       (232,154)    (11,423,410)     34,753,285       3,486,236
                                             -----------------------------------------------------------------------------

Net Increase (Decrease) In Net Assets
    Resulting from Operations                $   (366,557)   $   (168,052)   $ (7,274,507)   $ 50,630,089    $  5,671,389
                                             =============================================================================

See accompanying notes


94 & 95 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets

                                                         Year             Year            Year         Year              Year
                                                         Ended            Ended           Ended        Ended            Ended
                                                       10/31/01         10/31/00        10/31/01      10/31/00         10/31/01
                                                    --------------------------------------------------------------------------------

                                                          The              The             The           The             The
                                                       Large-Cap        Large-Cap        Select         Select         Small-Cap
                                                     Value Equity     Value Equity       Equity         Equity       Value Equity
                                                       Portfolio        Portfolio       Portfolio      Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                         $   1,219,875    $   1,987,026    $     9,315    $     79,468    $    22,028
Net realized gain (loss) on investments                  6,160,388       (8,177,342)      (115,839)        225,633        176,677
Net change in unrealized appreciation /
    depreciation of investments                        (11,934,208)       7,071,221       (284,336)       (213,866)        26,459
                                                     -------------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                           (4,553,945)         880,905       (390,860)         91,235        225,164
                                                     -------------------------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                              (1,531,357)      (2,470,879)       (79,530)             --        (24,171)
From net realized gain on investments                           --      (12,273,061)      (109,688)             --             --
In excess of net realized gain on investments**                 --               --        (24,901)             --             --
                                                     -------------------------------------------------------------------------------
                                                        (1,531,357)     (14,743,940)      (214,119)             --        (24,171)
                                                     -------------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                1,501,604       11,222,501              1               2              1
Net asset value of shares issued upon
    reinvestment of dividends and distributions          1,515,934       12,330,979        214,119              --         24,171
                                                     -------------------------------------------------------------------------------
                                                         3,017,538       23,553,480        214,120               2         24,172
Cost of shares repurchased                             (19,025,652)     (68,218,925)            --      (2,742,526)            --
                                                     -------------------------------------------------------------------------------
Increase (decrease) in net assets derived from
    capital share transactions                         (16,008,114)     (44,665,445)       214,120      (2,742,524)        24,172
                                                     -------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                  (22,093,416)     (58,528,480)      (390,859)     (2,651,289)       225,165

Net Assets:
Beginning of period                                     82,881,844      141,410,324      2,057,831       4,709,120      2,254,088
                                                     -------------------------------------------------------------------------------
End of period                                        $  60,788,428    $  82,881,844    $ 1,666,972    $  2,057,831    $ 2,479,253
                                                     ===============================================================================

                                                         Year             Year           3/31/00*
                                                         Ended            Ended             to
                                                       10/31/00         10/31/01         10/31/00
                                                     ------------------------------------------------
                                                                           The              The
                                                          The            All-Cap          All-Cap
                                                       Small-Cap         Growth           Growth
                                                     Value Equity        Equity           Equity
                                                       Portfolio        Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                         $      25,821    $     (21,420)   $      (5,230)
Net realized gain (loss) on investments                    (55,945)      (4,476,229)        (911,327)
Net change in unrealized appreciation /
    depreciation of investments                            249,645       (2,182,370)       1,333,600
                                                     ------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                              219,521       (6,680,019)         417,043
                                                     ------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                 (20,000)              --               --
From net realized gain on investments                      (51,765)              --               --
In excess of net realized gain on investments**                 --               --               --
                                                     ------------------------------------------------
                                                           (71,765)              --               --
                                                     ------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                                        2        2,763,713       12,721,620
Net asset value of shares issued upon
    reinvestment of dividends and distributions             71,765               --               --
                                                     ------------------------------------------------
                                                            71,767        2,763,713       12,721,620
Cost of shares repurchased                                      --               --               --
                                                     ------------------------------------------------
Increase (decrease) in net assets derived from
    capital share transactions                              71,767        2,763,713       12,721,620
                                                     ------------------------------------------------

Net Increase (Decrease) in Net Assets                      219,523       (3,916,306)      13,138,663

Net Assets:
Beginning of period                                      2,034,565       13,138,663               --
                                                     ------------------------------------------------
End of period                                        $   2,254,088    $   9,222,357    $  13,138,663
                                                     ================================================

 *    Date of commencement of operations.

** Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying notes


96 & 97 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                             Year            Year            Year            Year
                                                            Ended           Ended           Ended           Ended
                                                          10/31/01*        10/31/01        10/31/00        10/31/01
                                                         --------------------------------------------------------------

                                                             The             The             The             The
                                                          Large-Cap        Mid-Cap         Mid-Cap        Small-Cap
                                                         Growth Equity   Growth Equity   Growth Equity   Growth Equity
                                                          Portfolio       Portfolio       Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                             $      8,130    $     (5,141)   $    (38,467)   $    (91,055)
Net realized gain (loss) on investments
    and foreign currencies                                   (427,983)       (247,618)      3,320,511     (11,620,607)
Net change in unrealized appreciation /
    depreciation of investments and foreign currencies       (381,628)     (2,245,123)         33,805      (6,043,531)
                                                         --------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                (801,481)     (2,497,882)      3,315,849     (17,755,193)
                                                         -------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                     (3,765)             --              --              --
From net realized gain on investments                              --      (3,261,876)       (642,789)             --
In excess of net realized gain on investments**                    --         (88,173)             --              --
                                                         --------------------------------------------------------------
                                                               (3,765)     (3,350,049)       (642,789)             --
                                                         --------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                                           1          66,770         583,716      23,589,435
Net asset value of shares issued upon
    reinvestment of dividends and distributions                 3,765       3,349,993         642,789              --
                                                         --------------------------------------------------------------
                                                                3,766       3,416,763       1,226,505      23,589,435
Cost of shares repurchased                                         --      (1,420,351)     (4,342,206)     (7,907,814)
                                                         --------------------------------------------------------------
Increase (decrease) in net assets derived from
    capital share transactions                                  3,766       1,996,412      (3,115,701)     15,681,621
                                                         --------------------------------------------------------------

Net Increase (Decrease) in Net Assets                        (801,480)     (3,851,519)       (442,641)     (2,073,572)

Net Assets:
Beginning of period                                         2,000,009       6,506,329       6,948,970      37,645,491
                                                         --------------------------------------------------------------
End of period                                            $  1,198,529    $  2,654,810    $  6,506,329    $ 35,571,919
                                                         ==============================================================



                                                             Year            Year            Year
                                                            Ended           Ended           Ended
                                                           10/31/00        10/31/01        10/31/00
                                                         ---------------------------------------------
                                                             The         Real Estate     Real Estate
                                                          Small-Cap       Investment      Investment
                                                         Growth Equity      Trust           Trust
                                                          Portfolio      Portfolio II    Portfolio II
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                             $    (31,386)   $    335,700    $    114,777
Net realized gain (loss) on investments
    and foreign currencies                                 (1,196,674)         54,606        (447,724)
Net change in unrealized appreciation /
    depreciation of investments and foreign currencies      3,697,290        (236,113)        839,546
                                                         ---------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                               2,469,230         154,193         506,599
                                                         ---------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                         --         (85,042)       (238,966)
From net realized gain on investments                        (683,868)             --              --
In excess of net realized gain on investments**                    --              --              --
                                                         ---------------------------------------------
                                                             (683,868)        (85,042)       (238,966)
                                                         ---------------------------------------------
Capital Share Transactions:
Proceeds from shares sold                                  29,664,877       7,675,399               2
Net asset value of shares issued upon
    reinvestment of dividends and distributions               683,868          85,042         238,966
                                                         ---------------------------------------------
                                                           30,348,745       7,760,441         238,968
Cost of shares repurchased                                   (670,038)             --      (2,798,019)
                                                         ---------------------------------------------
Increase (decrease) in net assets derived from
    capital share transactions                             29,678,707       7,760,441      (2,559,051)
                                                         ---------------------------------------------

Net Increase (Decrease) in Net Assets                      31,464,069       7,829,592      (2,291,418)

Net Assets:
Beginning of period                                         6,181,422       2,160,640       4,452,058
                                                         ---------------------------------------------
End of period                                            $ 37,645,491    $  9,990,232    $  2,160,640
                                                         ============================================

 *    The Large-Cap Growth Equity Portfolio commenced operations on October 31,
      2000.

** Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying notes


98 & 99 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                            Year            Year            Year            Year            Year
                                                           Ended           Ended           Ended           Ended           Ended
                                                          10/31/01        10/31/00        10/31/01        10/31/00        10/31/01
                                                        ----------------------------------------------------------------------------
                                                            The             The             The             The             The
                                                        Intermediate    Intermediate     Aggregate       Aggregate       High-Yield
                                                        Fixed Income    Fixed Income    Fixed Income    Fixed Income        Bond
                                                         Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                   $    439,756    $    871,227    $    363,644    $   456,789    $   354,277
Net realized gain (loss) on investments
    and foreign currencies                                   216,763        (482,037)        332,393       (324,895)      (655,704)
Net change in unrealized appreciation /
    depreciation of investments and foreign currencies       274,677         436,057          44,188        273,646         44,417
                                                        ----------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                931,196         825,247         740,225        405,540       (257,010)
                                                        ----------------------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                  (440,356)       (870,627)       (463,191)      (376,125)      (439,631)
From net realized gain on investments                             --              --              --             --             --
                                                        ----------------------------------------------------------------------------
                                                            (440,356)       (870,627)       (463,191)      (376,125)      (439,631)
                                                        ----------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                     48,688         405,758         310,042        218,704      2,580,000
Net asset value of shares issued upon
    reinvestment of dividends and distributions              213,020         521,342         462,915        376,125        439,631
                                                        ----------------------------------------------------------------------------
                                                             261,708         927,100         772,957        594,829      3,019,631
Cost of shares repurchased                                (2,315,884)    (10,056,109)     (5,311,587)      (816,538)      (932,467)
                                                        ----------------------------------------------------------------------------
Increase (decrease) in net assets derived from
    capital share transactions                            (2,054,176)     (9,129,009)     (4,538,630)      (221,709)     2,087,164
                                                        ----------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                     (1,563,336)     (9,174,389)     (4,261,596)      (192,294)     1,390,523

Net Assets:
Beginning of period                                        7,995,446      17,169,835       7,275,092      7,467,386      1,887,679
                                                        ----------------------------------------------------------------------------
End of period                                           $  6,432,110    $  7,995,446    $  3,013,496    $ 7,275,092    $ 3,278,202
                                                        ============================================================================

                                                             Year            Year               Year            Year
                                                            Ended           Ended              Ended           Ended
                                                           10/31/00        10/31/01           10/31/00        10/31/01
                                                         ----------------------------------------------------------------
                                                             The             The                The             The
                                                          High-Yield  Diversified Core     Diversified Core    Global
                                                             Bond        Fixed Income       Fixed Income       Equity
                                                          Portfolio       Portfolio          Portfolio        Portfolio
-------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                    $    599,467    $    500,294       $    299,310    $     68,461
Net realized gain (loss) on investments
    and foreign currencies                                 (1,892,640)        341,707            110,588         (35,939)
Net change in unrealized appreciation /
    depreciation of investments and foreign currencies      1,786,529         286,387            (38,364)       (357,328)
                                                         ----------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                 493,356       1,128,388            371,534        (324,806)
                                                         ----------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                   (896,789)       (322,577)          (219,107)        (72,178)
From net realized gain on investments                              --         (22,339)                --         (20,732)
                                                         ----------------------------------------------------------------
                                                             (896,789)       (344,916)          (219,107)        (92,910)
                                                         ----------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                           2               1          4,000,003               1
Net asset value of shares issued upon
    reinvestment of dividends and distributions               806,742         344,916            219,107          92,910
                                                         ----------------------------------------------------------------
                                                              806,744         344,917          4,219,110          92,911
Cost of shares repurchased                                 (8,235,440)       (180,000)           (25,000)             --
                                                         ----------------------------------------------------------------
Increase (decrease) in net assets derived from
    capital share transactions                             (7,428,696)        164,917          4,194,110          92,911
                                                         ----------------------------------------------------------------

Net Increase (Decrease) in Net Assets                      (7,832,129)        948,389          4,346,537        (324,805)

Net Assets:
Beginning of period                                         9,719,808       7,723,579          3,377,042       3,286,853
                                                         ----------------------------------------------------------------
End of period                                            $  1,887,679    $  8,671,968       $  7,723,579    $  2,962,048
                                                         =================================================================

See accompanying notes


100 & 101 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                             Year             Year             Year            Year
                                                             Ended            Ended            Ended           Ended
                                                           10/31/00         10/31/01         10/31/00        10/31/01
                                                         -----------------------------------------------------------------
                                                                                                                The
                                                              The              The              The         Labor Select
                                                            Global        International    International    International
                                                            Equity           Equity           Equity           Equity
                                                           Portfolio        Portfolio        Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                    $      56,241    $  12,161,665    $  17,441,328    $   1,948,662
Net realized gain (loss) on investments
    and foreign currencies                                      18,573       (4,630,745)      99,621,881        1,118,692
Net change in unrealized appreciation /
    depreciation of investments and foreign currencies         (97,280)     (57,283,690)     (88,565,052)     (10,425,570)
                                                         -----------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                  (22,466)     (49,752,770)      28,498,157       (7,358,216)
                                                         -----------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                     (71,181)     (16,583,242)     (11,639,781)      (2,073,522)
From net realized gain on investments                          (78,519)     (99,226,684)      (6,439,028)      (9,611,245)
In excess of net realized gain on investments**                     --       (1,686,910)              --               --
                                                         -----------------------------------------------------------------
                                                              (149,700)    (117,496,836)     (18,078,809)     (11,684,767)
                                                         -----------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                            2       30,023,237      137,765,942        2,026,361
Net asset value of shares issued upon
    reinvestment of dividends and distributions                149,700      114,859,379       16,895,439       11,684,766
                                                         -----------------------------------------------------------------
                                                               149,702      144,882,616      154,661,381       13,711,127
Cost of shares repurchased                                          --     (114,004,309)    (440,057,681)      (8,516,698)
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets derived from
    capital share transactions                                 149,702       30,878,307     (285,396,300)       5,194,429
                                                         -----------------------------------------------------------------

Net Increase (Decrease) in Net Assets                          (22,464)    (136,371,299)    (274,976,952)     (13,848,554)

Net Assets:
Beginning of period                                          3,309,317      545,666,648      820,643,600       89,813,890
                                                         -----------------------------------------------------------------
End of period                                            $   3,286,853    $ 409,295,349    $ 545,666,648    $  75,965,336
                                                         ================================================================

                                                             Year            Year         12/14/99*        Year           Year
                                                             Ended           Ended           to            Ended          Ended
                                                           10/31/00        10/31/01       10/31/00       10/31/01       10/31/00
                                                         ---------------------------------------------------------------------------
                                                              The             The            The
                                                         Labor Select    International  International      The            The
                                                         International     Large-Cap      Large-Cap    International  International
                                                            Equity          Equity         Equity        Small-Cap      Small-Cap
                                                           Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                    $   2,171,599    $    53,134    $    41,997    $    64,102    $    76,484
Net realized gain (loss) on investments
    and foreign currencies                                   9,789,581         21,190          7,007         54,706        215,790
Net change in unrealized appreciation /
    depreciation of investments and foreign currencies      (7,044,733)      (440,881)      (163,436)      (286,860)      (384,940)
                                                         ---------------------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                                4,916,447       (366,557)      (114,432)      (168,052)       (92,666)
                                                         ---------------------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                  (3,181,899)       (21,554)        (3,529)       (77,017)       (10,588)
From net realized gain on investments                       (3,829,012)       (28,267)            --       (216,363)       (33,882)
In excess of net realized gain on investments**                     --             --             --             --             --
                                                         ---------------------------------------------------------------------------
                                                            (7,010,911)       (49,821)        (3,529)      (293,380)       (44,470)
                                                         ---------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                   16,589,802              1      3,000,011              1              3
Net asset value of shares issued upon
    reinvestment of dividends and distributions              6,977,151         49,821          3,529        293,380         44,470
                                                         ---------------------------------------------------------------------------
                                                            23,566,953         49,822      3,003,540        293,381         44,473
Cost of shares repurchased                                 (44,923,141)            --             --             --             --
                                                         ---------------------------------------------------------------------------
Increase (decrease) in net assets derived from
    capital share transactions                             (21,356,188)        49,822      3,003,540        293,381         44,473
                                                         ---------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                      (23,450,652)      (366,556)     2,885,579       (168,051)       (92,663)

Net Assets:
Beginning of period                                        113,264,542      2,885,579             --      2,960,566      3,053,229
                                                         ---------------------------------------------------------------------------
End of period                                            $  89,813,890    $ 2,519,023    $ 2,885,579    $ 2,792,515    $ 2,960,566
                                                         =========================================================================

*     Date of commencement of operations.

** Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying notes


102 & 103 2001 Delaware Pooled Trust o Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                             Year             Year             Year             Year
                                                             Ended            Ended            Ended            Ended
                                                           10/31/01         10/31/00         10/31/01         10/31/00
                                                         -----------------------------------------------------------------
                                                                                               The               The
                                                              The              The            Global           Global
                                                           Emerging         Emerging           Fixed            Fixed
                                                            Markets          Markets          Income           Income
                                                           Portfolio        Portfolio        Portfolio        Portfolio
---------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                    $   4,148,903    $   2,253,456    $  15,876,804    $  31,953,281
Net realized gain (loss) on investments
    and foreign currencies                                 (16,876,067)       1,487,370      (21,874,881)     (48,290,131)
Net change in unrealized appreciation /
    depreciation of investments and foreign currencies       5,452,657      (20,512,895)      56,628,166      (37,056,515)
                                                         -----------------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                               (7,274,507)     (16,772,069)      50,630,089      (53,393,365)
                                                         -----------------------------------------------------------------

Dividends and Distributions to Shareholders:
From net investment income                                  (2,017,971)      (1,235,526)              --       (6,910,627)
In excess of net investment income                                  --               --               --       (5,888,371)
Return of capital                                                   --               --               --       (9,314,740)
                                                         -----------------------------------------------------------------
                                                            (2,017,971)      (1,235,526)              --      (22,113,738)
                                                         -----------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold                                   10,000,001      100,459,209       13,645,368       33,461,524
Net asset value of shares issued upon
    reinvestment of dividends and distributions              2,017,971        1,235,526               --       17,550,777
                                                         -----------------------------------------------------------------
                                                            12,017,972      101,694,735       13,645,368       51,012,301
Cost of shares repurchased                                  (4,215,892)     (11,502,731)    (168,735,634)    (206,010,504)
                                                         -----------------------------------------------------------------
Increase (decrease) in net assets derived from
    capital share transactions                               7,802,080       90,192,004     (155,090,266)    (154,998,203)
                                                         -----------------------------------------------------------------

Net Increase (Decrease) in Net Assets                       (1,490,398)      72,184,409     (104,460,177)    (230,505,306)

Net Assets:
Beginning of period                                        114,978,432       42,794,023      389,290,004      619,795,310
                                                         -----------------------------------------------------------------
End of period                                            $ 113,488,034    $ 114,978,432    $ 284,829,827    $ 389,290,004
                                                         ================================================================

                                                             Year             Year
                                                             Ended            Ended
                                                           10/31/01         10/31/00
                                                         --------------------------------
                                                              The              The
                                                         International    International
                                                         Fixed Income     Fixed Income
                                                           Portfolio        Portfolio
-----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                    $   2,185,153    $   4,067,115
Net realized gain (loss) on investments
    and foreign currencies                                  (4,690,845)      (8,760,741)
Net change in unrealized appreciation /
    depreciation of investments and foreign currencies       8,177,081       (5,684,412)
                                                         --------------------------------
Net increase (decrease) in net assets
    resulting from operations                                5,671,389      (10,378,038)
                                                         --------------------------------


Dividends and Distributions to Shareholders:
From net investment income                                          --       (3,074,804)
In excess of net investment income                                  --         (514,959)
Return of capital                                                   --         (480,778)
                                                         --------------------------------
                                                                    --       (4,070,541)
                                                         --------------------------------

Capital Share Transactions:
Proceeds from shares sold                                   12,949,969       20,376,856
Net asset value of shares issued upon
    reinvestment of dividends and distributions                     --        4,035,382
                                                         --------------------------------
                                                            12,949,969       24,412,238
Cost of shares repurchased                                 (32,021,127)     (48,925,352)
                                                         --------------------------------
Increase (decrease) in net assets derived from
    capital share transactions                             (19,071,158)     (24,513,114)
                                                         --------------------------------

Net Increase (Decrease) in Net Assets                      (13,399,769)     (38,961,693)

Net Assets:
Beginning of period                                         50,389,114       89,350,807
                                                         --------------------------------
End of period                                            $  36,989,345    $  50,389,114
                                                         ================================

See accompanying notes


104 & 105 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Value Equity Portfolio

                                               Year         Year         Year          Year         Year
                                              Ended        Ended        Ended         Ended        Ended
                                             10/31/01     10/31/00     10/31/99      10/31/98     10/31/97
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $ 15.370     $ 16.260     $  17.780     $ 18.530     $ 16.460

Income (loss) from investment operations:
Net investment income (1)                       0.247        0.267         0.311        0.308        0.381
Net realized and unrealized gain (loss)
    on investments                             (1.364)       0.592         0.629        2.022        3.599
                                             -------------------------------------------------------------
Total from investment operations               (1.117)       0.859         0.940        2.330        3.980
                                             -------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income           (0.303)      (0.310)       (0.320)      (0.380)      (0.410)
Distributions from net realized gain
    on investments                                 --       (1.439)       (2.140)      (2.700)      (1.500)
                                             -------------------------------------------------------------
Total dividends and distributions              (0.303)      (1.749)       (2.460)      (3.080)      (1.910)
                                             -------------------------------------------------------------

Net asset value, end of year                 $ 13.950     $ 15.370     $  16.260     $ 17.780     $ 18.530
                                             =============================================================

Total return (2)                               (7.35%)       6.42%         5.43%       13.50%       26.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)      $ 60,788     $ 82,882     $ 141,410     $117,858     $ 81,102
Ratio of expenses to average net assets         0.67%        0.68%         0.64%        0.68%        0.66%
Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly                    0.84%        0.75%         0.64%        0.71%        0.67%
Ratio of net investment income to average
    net assets                                  1.61%        1.89%         1.84%        1.91%        2.15%
Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly                1.44%        1.82%         1.84%        1.88%        2.14%
Portfolio turnover                               113%          56%           96%          85%          73%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


106 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Select Equity Portfolio

                                                                      Year          Year        6/29/99 (1)
                                                                      Ended         Ended          to
                                                                    10/31/01      10/31/00      10/31/99
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $   8.750     $   8.590     $   8.500

Income (loss) from investment operations:
Net investment income (loss) (2) (4)                                    0.036         0.277        (0.005)
Net realized and unrealized gain (loss) on investments                 (1.586)       (0.117)        0.095
                                                                    -------------------------------------
Total from investment operations                                       (1.550)        0.160         0.090
                                                                    -------------------------------------

Less dividends and distributions:
Dividends from net investment income                                   (0.338)           --            --
Distributions from net realized gain on investments                    (0.466)           --            --
In excess of net realized gain on investments                          (0.106)           --            --
                                                                    -------------------------------------
Total dividends and distributions                                      (0.910)           --            --
                                                                    -------------------------------------

Net asset value, end of period                                      $   6.290     $   8.750     $   8.590
                                                                    =====================================

Total return (3)                                                      (18.88%)        1.63%         1.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                             $   1,667     $   2,058     $   4,709
Ratio of expenses to average net assets                                 1.20%         1.20%         1.20%
Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                             1.23%         1.70%         1.66%
Ratio of net investment income (loss) to average net assets (4)         0.49%         3.17%        (0.18%)
Ratio of net investment income (loss) to average net assets prior
    to expense limitation and expenses paid indirectly (4)              0.46%         2.67%        (0.66%)
Portfolio turnover                                                       185%          326%          235%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(4) During the fiscal year ended October 31, 2000, The Select Equity Portfolio received a non-cash dividend of approximately $0.28 per share as a result of a corporate action of an investment held by the Portfolio. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net assets and ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly would have been 0.00% and (0.49%), respectively.

See accompanying notes


                                  107 2001 Annual Report o Delaware Pooled Trust

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Value Equity Portfolio

                                                               Year          Year       3/29/99 (1)
                                                               Ended         Ended          to
                                                             10/31/01      10/31/00      10/31/99
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   9.230     $   8.650     $   8.500

Income from investment operations:
Net investment income (2)                                        0.089         0.106         0.063
Net realized and unrealized gain on investments                  0.830         0.779         0.087
                                                             -------------------------------------
Total from investment operations                                 0.919         0.885         0.150
                                                             -------------------------------------

Less dividends and distributions:
Dividends from net investment income                            (0.099)       (0.085)           --
Distributions from net realized gain on investments                 --        (0.220)           --
                                                             -------------------------------------
Total dividends and distributions                               (0.099)       (0.305)           --
                                                             -------------------------------------

Net asset value, end of period                               $  10.050     $   9.230     $   8.650
                                                             =====================================

Total return (3)                                                10.05%        10.72%         1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $   2,479     $   2,254     $   2,035
Ratio of expenses to average net assets (4)                      0.89%         0.89%         0.89%
Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                      0.95%         1.24%         1.24%
Ratio of net investment income to average net assets             0.88%         1.23%         1.16%
Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly           0.82%         0.88%         0.80%
Portfolio turnover                                                 72%           90%           37%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%

See accompanying notes


108 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The All-Cap Growth Equity Portfolio

                                                             Year        3/31/00 (1)
                                                             Ended           to
                                                           10/31/01       10/31/00
-------------------------------------------------------------------------------------
Net asset value, beginning of period                       $   8.770      $   8.500

Income (loss) from investment operations:
Net investment loss (2)                                       (0.013)        (0.005)
Net realized and unrealized gain (loss) on investments        (4.077)         0.275
                                                           ------------------------
Total from investment operations                              (4.090)         0.270
                                                           ------------------------

Less dividends and distributions:
Dividends from net investment income                              --             --
Distributions from net realized gain on investments               --             --
                                                           ------------------------
Total dividends and distributions                                 --             --
                                                           ------------------------

Net asset value, end of period                             $   4.680      $   8.770
                                                           =========      =========

Total return (3)                                             (46.64%)         3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $   9,222      $  13,139
Ratio of expenses to average net assets (4)                    0.89%          0.89%
Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                    0.93%          1.10%
Ratio of net investment loss to average net assets            (0.22%)        (0.09%)
Ratio of net investment loss to average net assets prior
    to expense limitation and expenses paid indirectly        (0.26%)        (0.30%)
Portfolio turnover                                              147%           138%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%

See accompanying notes


                                  2001 Annual Report o Delaware Pooled Trust 109

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Growth Equity Portfolio

                                                                       Year
                                                                       Ended
                                                                    10/31/01(1)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $    8.500

Income (loss) from investment operations:
Net investment income (2)                                                 0.034
Net realized and unrealized loss on investments                          (3.438)
                                                                     ----------
Total from investment operations                                         (3.404)
                                                                     ----------

Less dividends and distributions:
Dividends from net investment income                                     (0.016)
Distributions from net realized gain on investments                          --
                                                                     ----------
Total dividends and distributions                                        (0.016)
                                                                     ----------

Net asset value, end of period                                       $    5.080
                                                                     ==========

Total return (3)                                                        (40.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $    1,199
Ratio of expenses to average net assets (4)                               0.80%
Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                               2.59%
Ratio of net investment income to average net assets                      0.53%
Ratio of net investment loss to average net assets prior
    to expense limitation and expenses paid indirectly                   (1.26%)
Portfolio turnover                                                          68%

--------------------------------------------------------------------------------
(1) The Large-Cap Growth Equity Portfolio commenced operations on October 31, 2000.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82% See accompanying notes


110 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Mid-Cap Growth Equity Portfolio

                                                               Year         Year         Year         Year         Year
                                                               Ended        Ended        Ended        Ended        Ended
                                                              10/31/01     10/31/00     10/31/99     10/31/98     10/31/97
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $ 12.390     $  8.740     $  7.460     $ 13.680     $ 14.570

Income (loss) from investment operations:
Net investment income (loss) (1)                                (0.005)      (0.061)      (0.026)       0.011       (0.117)
Net realized and unrealized gain (loss) on investments          (3.196)       4.523        3.076        0.009        1.607
                                                              -------------------------------------------------------------
Total from investment operations                                (3.201)       4.462        3.050        0.020        1.490
                                                              -------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                                --           --       (0.010)          --           --
Distributions from net realized gain on investments             (6.260)      (0.812)      (1.760)      (6.240)      (2.380)
In excess of net realized gain on investments                   (0.169)          --           --           --           --
                                                              -------------------------------------------------------------
Total dividends and distributions                               (6.429)      (0.812)      (1.770)      (6.240)      (2.380)
                                                              -------------------------------------------------------------

Net asset value, end of year                                  $  2.760     $ 12.390     $  8.740     $  7.460     $ 13.680
                                                              ============================================================

Total return (2)                                               (41.66%)      53.86%       48.72%        1.47%       11.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $  2,655     $  6,506     $  6,949     $  4,879     $ 10,317
Ratio of expenses to average net assets                          0.94%        0.92%        0.93%        0.59%        0.93%
Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                      1.28%        1.04%        1.04%        1.71%        1.40%
Ratio of net investment income (loss) to average net assets     (0.12%)      (0.52%)      (0.34%)       0.13%       (0.29%)
Ratio of net investment loss to average net assets prior
    to expense limitation and expenses paid indirectly          (0.46%)      (0.64%)      (0.46%)      (0.99%)      (0.76%)
Portfolio turnover                                                133%         137%         129%         154%         117%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. See accompanying notes


                                  2001 Annual Report o Delaware Pooled Trust 111

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Growth Equity Portfolio

                                                                      Year          Year          Year       9/15/98(1)
                                                                      Ended         Ended         Ended          to
                                                                    10/31/01      10/31/00      10/31/99      10/31/98
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $  18.950     $  14.190     $   9.400     $   8.500

Income (loss) from investment operations:
Net investment income (loss) (2)                                       (0.034)       (0.028)        0.004         0.019
Net realized and unrealized gain (loss) on investments                 (7.676)        6.358         4.811         0.881
                                                                    ---------------------------------------------------
Total from investment operations                                       (7.710)        6.330         4.815         0.900
                                                                    ---------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                                       --            --        (0.025)           --
Distributions from net realized gain on investments                        --        (1.570)           --            --
                                                                    ---------------------------------------------------
Total dividends and distributions                                          --        (1.570)       (0.025)           --
                                                                    ---------------------------------------------------

Net asset value, end of period                                      $  11.240     $  18.950     $  14.190     $   9.400
                                                                    ===================================================

Total return (3)                                                      (40.69%)       47.57%        51.31%        10.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                             $  35,572     $  37,645     $   6,181     $   3,318
Ratio of expenses to average net assets                                 0.89%         0.85%         0.89%         0.89%
Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                             0.92%         0.87%         1.19%         1.78%
Ratio of net investment income (loss) to average net assets            (0.26%)       (0.15%)        0.03%         1.72%
Ratio of net investment income (loss) to average net assets prior
    to expense limitation and expenses paid indirectly                 (0.29%)       (0.17%)       (0.28%)        0.83%
Portfolio turnover                                                        67%           70%           92%           98%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


112 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio II

                                                               Year          Year          Year       11/4/97(1)
                                                               Ended         Ended         Ended          to
                                                             10/31/01      10/31/00      10/31/99      10/31/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  15.680     $  13.190     $  14.230     $  16.340

Income (loss) from investment operations:
Net investment income (2)                                        0.845         0.592         0.687         0.749
Net realized and unrealized gain (loss) on investments           0.866         2.606        (0.957)       (2.739)
                                                             ---------------------------------------------------
Total from investment operations                                 1.711         3.198        (0.270)       (1.990)
                                                             ---------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                            (0.591)       (0.708)       (0.770)       (0.120)
Distributions from net realized gain on investments                 --            --            --            --
                                                             ---------------------------------------------------
Total dividends and distributions                               (0.591)       (0.708)       (0.770)       (0.120)
                                                             ---------------------------------------------------

Net asset value, end of period                               $  16.800     $  15.680     $  13.190     $  14.230
                                                             ===================================================

Total return (3)                                                11.07%        25.78%        (2.08%)      (12.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $   9,990     $   2,161     $   4,452     $   5,763
Ratio of expenses to average net assets                          0.85%         0.86%         0.86%         0.86%
Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly                      0.90%         1.45%         1.48%         1.43%
Ratio of net investment income to average net assets             5.00%         4.27%         4.52%         5.34%
Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly           4.95%         3.68%         3.90%         4.77%
Portfolio turnover                                                 65%           32%           39%           54%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. See accompanying notes


                                  2001 Annual Report o Delaware Pooled Trust 113

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Intermediate Fixed Income Portfolio

                                                                Year         Year         Year          Year          Year
                                                               Ended        Ended        Ended         Ended         Ended
                                                              10/31/01     10/31/00     10/31/99      10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                           $   9.570    $   9.540    $  10.180     $  10.090     $  10.010

Income (loss) from investment operations:
Net investment income                                            0.606        0.613        0.604         0.593         0.605
Net realized and unrealized gain (loss) on investments           0.640        0.030       (0.480)        0.100         0.080
                                                             ---------------------------------------------------------------
Total from investment operations                                 1.246        0.643        0.124         0.693         0.685
                                                             ---------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                            (0.606)      (0.613)      (0.604)       (0.593)       (0.605)
Distributions from net realized gain on investments                 --           --       (0.160)       (0.010)           --
                                                             ---------------------------------------------------------------
Total dividends and distributions                               (0.606)      (0.613)      (0.764)       (0.603)       (0.605)
                                                             ---------------------------------------------------------------
Net asset value, end of year                                 $  10.210    $   9.570    $   9.540     $  10.180     $  10.090
                                                             ===============================================================

Total return (1)                                                13.36%        7.01%        1.26%         7.06%         7.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $   6,432    $   7,995    $  17,170     $  30,211     $  30,366
Ratio of expenses to average net assets                          0.50%        0.53%        0.54%         0.53%         0.53%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                       0.55%        0.59%        0.77%         1.01%         0.84%
Ratio of net investment income to average net assets             6.06%        6.46%        6.10%         5.86%         6.05%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly            6.01%        6.40%        5.86%         5.38%         5.74%
Portfolio turnover                                                243%         125%         148%          181%          205%

--------------------------------------------------------------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


114 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Aggregate Fixed Income Portfolio

                                                                Year           Year           Year        12/29/97(1)
                                                                Ended         Ended          Ended            to
                                                              10/31/01       10/31/00       10/31/99       10/31/98
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    8.870     $    8.820     $    9.130     $    8.500

Income (loss) from investment operations:
Net investment income (2)                                         0.538          0.545          0.485          0.415
Net realized and unrealized gain (loss) on investments            0.487         (0.053)        (0.565)         0.215
                                                             -------------------------------------------------------
Total from investment operations                                  1.025          0.492         (0.080)         0.630
                                                             -------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                             (0.565)        (0.442)        (0.190)            --
Distributions from net realized gain on investments                  --             --         (0.040)            --
                                                             -------------------------------------------------------
Total dividends and distributions                                (0.565)        (0.442)        (0.230)            --
                                                             -------------------------------------------------------

Net asset value, end of period                               $    9.330     $    8.870     $    8.820     $    9.130
                                                             =======================================================

Total return (3)                                                 12.06%          5.88%         (0.94%)         7.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $    3,013     $    7,275     $    7,467     $    2,149
Ratio of expenses to average net assets                           0.52%          0.51%          0.59%          0.53%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                        0.54%          0.52%          0.67%          2.07%
Ratio of net investment income to average net assets              6.04%          6.34%          5.48%          5.62%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly             6.02%          6.33%          5.33%          4.08%
Portfolio turnover                                                 326%           165%           275%           438%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 1999, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


                                  2001 Annual Report o Delaware Pooled Trust 115

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio

                                                                Year         Year         Year          Year       12/2/96(1)
                                                               Ended        Ended        Ended         Ended         Ended
                                                              10/31/01     10/31/00     10/31/99      10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   8.120    $   8.830    $   10.070    $  11.180     $  10.000

Income (loss) from investment operations:
Net investment income (2)                                        0.749        0.868         1.080        0.993         0.788
Net realized and unrealized gain (loss) on investments          (1.097)      (0.488)       (1.140)      (0.925)        0.957
                                                             ---------------------------------------------------------------
Total from investment operations                                (0.348)       0.380        (0.060)       0.068         1.745
                                                             ---------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                            (1.092)      (1.090)       (1.000)      (0.890)       (0.565)
Distributions from net realized gain on investments                 --           --        (0.180)      (0.288)           --
                                                             ---------------------------------------------------------------
Total dividends and distributions                               (1.092)      (1.090)       (1.180)      (1.178)       (0.565)
                                                             ---------------------------------------------------------------

Net asset value, end of period                               $   6.680    $   8.120    $    8.830    $  10.070     $  11.180
                                                             ===============================================================

Total return (3)                                                (4.71%)       4.02%        (1.05%)       0.30%        17.92%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $   3,278    $   1,888    $    9,720    $  20,706     $  11,348
Ratio of expenses to average net assets (4)                      0.59%        0.59%         0.59%        0.59%         0.59%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                       0.79%        1.08%         0.78%        0.75%         0.79%
Ratio of net investment income to average net assets            10.37%        9.97%         9.25%        9.53%         9.05%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           10.17%        9.48%         9.06%        9.37%         8.85%
Portfolio turnover                                                830%         140%          455%         211%          281%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.

See accompanying notes


116 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Diversified Core Fixed Income Portfolio

                                                                Year           Year           Year        12/29/97(1)
                                                                Ended         Ended          Ended            to
                                                              10/31/01       10/31/00       10/31/99       10/31/98
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    8.600     $    8.550     $    9.110     $    8.500

Income (loss) from investment operations:
Net investment income (2)                                         0.541          0.528          0.560          0.533
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                         0.685          0.077         (0.130)         0.077
                                                             -------------------------------------------------------
Total from investment operations                                  1.226          0.605          0.430          0.610
                                                             -------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                             (0.361)        (0.555)        (0.650)            --
Distributions from net realized gain on investments              (0.025)            --         (0.340)            --
                                                             -------------------------------------------------------
Total dividends and distributions                                (0.386)        (0.555)        (0.990)            --
                                                             -------------------------------------------------------

Net asset value, end of period                               $    9.440     $    8.600     $    8.550     $    9.110
                                                             =======================================================

Total return (3)                                                 14.78%          7.59%          4.98%          7.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $    8,672     $    7,724     $    3,377     $    3,216
Ratio of expenses to average net assets (4)                       0.55%          0.54%          0.57%          0.57%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                        0.62%          0.61%          0.84%          1.74%
Ratio of net investment income to average net assets              6.05%          6.35%          6.56%          7.12%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly             5.98%          6.28%          6.29%          5.95%
Portfolio turnover                                                 252%           143%           216%           312%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.57%.

See accompanying notes


                                  2001 Annual Report o Delaware Pooled Trust 117

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Equity Portfolio

                                                                Year         Year         Year          Year       10/15/97(1)
                                                               Ended        Ended        Ended         Ended           to
                                                              10/31/01     10/31/00     10/31/99      10/31/98      10/31/97
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  8.560     $  9.020     $   8.720     $   8.120     $   8.500

Income (loss) from investment operations:
Net investment income (2)                                       0.174        0.147         0.167         0.184         0.009
Net realized and unrealized gain (loss) on
   investments and foreign currencies                          (0.992)      (0.199)        0.433         0.486        (0.389)
                                                             ---------------------------------------------------------------
Total from investment operations                               (0.818)      (0.052)        0.600         0.670        (0.380)
                                                             ---------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                           (0.188)      (0.194)       (0.190)       (0.070)           --
Distributions from net realized gain on investments            (0.054)      (0.214)       (0.110)           --            --
                                                             ---------------------------------------------------------------
Total dividends and distributions                              (0.242)      (0.408)       (0.300)       (0.070)           --
                                                             ---------------------------------------------------------------

Net asset value, end of period                               $  7.500     $  8.560     $   9.020     $   8.720     $   8.120
                                                             ===============================================================

Total return (3)                                               (9.87%)      (0.81%)        7.11%         8.31%        (4.47%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $  2,962     $  3,287     $   3,309     $   3,093     $   2,855
Ratio of expenses to average net assets                         0.96%        0.96%         0.96%         0.96%         0.96%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                              1.09%        1.30%         1.89%         2.31%         2.95%
Ratio of net investment income to average net assets            2.08%        1.69%         1.82%         2.10%         2.54%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly     1.95%        1.35%         0.89%         0.75%         0.55%
Portfolio turnover                                                24%          34%           31%           47%            0%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

118 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio

                                                             Year          Year           Year           Year           Year
                                                            Ended         Ended          Ended          Ended          Ended
                                                           10/31/01      10/31/00       10/31/99       10/31/98       10/31/97
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $   17.640     $   17.410     $   15.870     $   15.860     $   14.780

Income (loss) from investment operations:
Net investment income (1)                                     0.335          0.379          0.329          0.400          0.329
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                    (1.498)         0.216          1.596          0.370          1.271
                                                         ----------------------------------------------------------------------
Total from investment operations                             (1.163)         0.595          1.925          0.770          1.600
                                                         ----------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                         (0.539)        (0.235)        (0.385)        (0.610)        (0.520)
Distributions from net realized gain on investments          (3.302)        (0.130)            --         (0.150)            --
In excess of net realized gain on investments                (0.056)            --             --             --             --
                                                         ----------------------------------------------------------------------
Total dividends and distributions                            (3.897)        (0.365)        (0.385)        (0.760)        (0.520)
                                                         ----------------------------------------------------------------------

Net asset value, end of year                             $   12.580     $   17.640     $   17.410     $   15.870     $   15.860
                                                         ======================================================================

Total return (2)                                             (9.31%)         3.35%         12.31%          4.96%         11.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $  409,295     $  545,667     $  820,644     $  616,229     $  500,196
Ratio of expenses to average net assets                       0.95%          0.90%          0.89%          0.91%          0.93%
Ratio of net investment income to average net assets          2.32%          2.11%          1.91%          2.50%          2.21%
Portfolio turnover                                              13%            19%             6%             5%             8%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

                                  2001 Annual Report o Delaware Pooled Trust 119

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio

                                                             Year         Year          Year           Year           Year
                                                            Ended        Ended         Ended          Ended          Ended
                                                           10/31/01     10/31/00      10/31/99       10/31/98       10/31/97
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $   13.920    $   14.330    $   13.320     $   12.990     $   11.690

Income (loss) from investment operations:
Net investment income (1)                                     0.284         0.277         0.305          0.334          0.474
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                    (1.311)        0.175         1.057          0.444          1.346
                                                         ----------    ----------    ----------     ----------     ----------
Total from investment operations                             (1.027)        0.452         1.362          0.778          1.820
                                                         ----------    ----------    ----------     ----------     ----------

Less dividends and distributions:
Dividends from net investment income                         (0.322)       (0.392)       (0.312)        (0.448)        (0.520)
Distributions from net realized gain on investments          (1.591)       (0.470)       (0.040)            --             --
                                                         ----------    ----------    ----------     ----------     ----------
Total dividends and distributions                            (1.913)       (0.862)       (0.352)        (0.448)        (0.520)
                                                         ----------    ----------    ----------     ----------     ----------

Net asset value, end of year                             $   10.980    $   13.920    $   14.330     $   13.320     $   12.990
                                                         ====================================================================

Total return (2)                                             (8.97%)        3.07%        10.34%          6.18%         16.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $   75,965    $   89,814    $  113,265     $  103,350     $   50,896
Ratio of expenses to average net assets                       0.95%         0.95%         0.83%          0.88%          0.89%
Ratio of expenses to average net assets prior
   to expense limitation and expenses
   paid indirectly                                            0.98%         0.96%         0.83%          0.93%          1.06%
Ratio of net investment income to average net assets          2.27%         1.96%         2.13%          2.46%          2.37%
Ratio of net investment income to average net
   assets prior to expense limitation and expenses
   paid indirectly                                            2.24%         1.95%         2.13%          2.41%          2.20%
Portfolio turnover                                              15%           20%           12%             2%            11%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


120 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Large-Cap Equity Portfolio

                                                                            Year        12/14/99(1)
                                                                            Ended           to
                                                                          10/31/01       10/31/00
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $    8.170     $    8.500

Income (loss) from investment operations:
Net investment income (2)                                                     0.148          0.119
Net realized and unrealized loss on investments and foreign currencies       (1.167)        (0.439)
                                                                         -------------------------
Total from investment operations                                             (1.019)        (0.320)
                                                                         -------------------------

Less dividends and distributions:
Dividends from net investment income                                         (0.061)        (0.010)
Distributions from net realized gain on investments                          (0.080)            --
                                                                         -------------------------
Total dividends and distributions                                            (0.141)        (0.010)
                                                                         -------------------------

Net asset value, end of period                                           $    7.010     $    8.170
                                                                         =========================

Total return (3)                                                            (12.73%)        (3.78%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $    2,519     $    2,886
Ratio of expenses to average net assets                                       0.96%          0.96%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                                    0.96%          1.38%
Ratio of net investment income to average net assets                          1.87%          1.62%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly                         1.87%          1.20%
Portfolio turnover                                                              10%             6%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes


                                  2001 Annual Report o Delaware Pooled Trust 121

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Small-Cap Portfolio

                                                                Year            Year       7/20/99(1)
                                                               Ended           Ended           to
                                                              10/31/01       10/31/00       10/31/99
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    8.260     $    8.650     $    8.500

Income (loss) from investment operations:
Net investment income (2)                                         0.164          0.214          0.039
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                        (0.565)        (0.478)         0.111
                                                             ----------------------------------------
Total from investment operations                                 (0.401)        (0.264)         0.150
                                                             ----------------------------------------

Less dividends and distributions:
Dividends from net investment income                             (0.215)        (0.030)            --
Distributions from net realized gain on investments              (0.604)        (0.096)            --
                                                             ----------------------------------------
Total dividends and distributions                                (0.819)        (0.126)            --
                                                             ----------------------------------------

Net asset value, end of period                               $    7.040     $    8.260     $    8.650
                                                             ========================================

Total return (3)                                                 (5.77%)        (2.96%)         1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $    2,793     $    2,961     $    3,053
Ratio of expenses to average net assets                           1.20%          1.20%          1.25%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                        1.27%          1.36%          1.28%
Ratio of net investment income to average net assets              2.11%          2.58%          1.55%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly             2.04%          2.42%          1.45%
Portfolio turnover                                                  17%            23%            15%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes


122 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio

                                                         Year            Year              Year            Year          4/14/97(1)
                                                        Ended           Ended             Ended           Ended             to
                                                       10/31/01        10/31/00          10/31/99        10/31/98        10/31/97
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $      7.010     $      7.280     $      5.840    $      9.200    $     10.000

Income (loss) from investment operations:
Net investment income (2)                                  0.237            0.160            0.138           0.153           0.028
Net realized and unrealized gain (loss) on
   investments and foreign currencies                     (0.673)          (0.326)           1.432          (3.348)         (0.828)
                                                    ------------------------------------------------------------------------------
Total from investment operations                          (0.436)          (0.166)           1.570          (3.195)         (0.800)
                                                    ------------------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                      (0.114)          (0.104)          (0.130)         (0.025)             --
Distributions from net realized gain
   on investments                                             --               --               --          (0.140)             --
                                                    ------------------------------------------------------------------------------
Total dividends and distributions                         (0.114)          (0.104)          (0.130)         (0.165)             --
                                                    ------------------------------------------------------------------------------

Net asset value, end of period                      $      6.460     $      7.010     $      7.280    $      5.840    $      9.200
                                                    ==============================================================================

Total return (3)                                          (6.42%)          (2.40%)          27.63%         (35.30%)         (8.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)             $    113,488     $    114,978     $     42,794    $     34,030    $     18,565
Ratio of expenses to average net assets                    1.23%            1.17%            1.31%           1.55%           1.55%
Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly                                         1.23%            1.17%            1.35%           1.69%           2.02%
Ratio of net investment income to
   average net assets                                      3.35%            1.93%            2.13%           1.98%           0.74%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                 3.35%            1.93%            2.08%           1.84%           0.27%
Portfolio turnover                                           35%              20%              23%             39%             46%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes


                                  2001 Annual Report o Delaware Pooled Trust 123

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio

                                                            Year          Year           Year           Year           Year
                                                           Ended         Ended          Ended          Ended          Ended
                                                          10/31/01      10/31/00       10/31/99       10/31/98       10/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $    8.950    $   10.260     $   11.060     $   11.220     $   11.620

Income (loss) from investment operations:
Net investment income (1)                                     0.483         0.548          0.606          0.610          0.721
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                     0.777        (1.498)        (0.851)         0.037         (0.116)
                                                         ---------------------------------------------------------------------
Total from investment operations                              1.260        (0.950)        (0.245)         0.647          0.605
                                                         ---------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                             --        (0.114)        (0.433)        (0.630)        (0.835)
In excess of net investment income                               --        (0.096)            --             --             --
Distributions from net realized gain
   on investments                                                --            --         (0.122)        (0.177)        (0.170)
Return of capital                                                --        (0.150)            --             --             --
                                                         ---------------------------------------------------------------------
Total dividends and distributions                                --        (0.360)        (0.555)        (0.807)        (1.005)
                                                         ---------------------------------------------------------------------

Net asset value, end of year                             $   10.210    $    8.950     $   10.260     $   11.060     $   11.220
                                                         =====================================================================

Total return (2)                                             14.08%        (9.51%)        (2.33%)         6.28%          5.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $  284,830    $  389,290     $  619,795     $  660,741     $  431,076
Ratio of expenses to average net assets                       0.60%         0.60%          0.60%          0.60%          0.60%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                   0.70%         0.71%          0.62%          0.62%          0.65%
Ratio of net investment income to average
   net assets                                                 4.98%         5.71%          5.68%          5.71%          6.28%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                               4.88%         5.60%          5.66%          5.69%          6.23%
Portfolio turnover                                              32%           53%           101%           131%           114%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


124 Delaware Pooled Trust o 2001 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio

                                                            Year          Year           Year           Year        4/11/97(1)
                                                           Ended         Ended          Ended          Ended            to
                                                          10/31/01      10/31/00       10/31/99       10/31/98       10/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    8.110    $    9.910     $   10.750     $   10.660     $   10.000

Income (loss) from investment operations:
Net investment income (2)                                     0.427         0.469          0.564          0.558          0.236
Net realized and unrealized gain (loss) on
   investments and foreign currencies                         0.613        (1.752)        (0.877)         0.045          0.474
                                                         ---------------------------------------------------------------------
Total from investment operations                              1.040        (1.283)        (0.313)         0.603          0.710
                                                         ---------------------------------------------------------------------

Less dividends and distributions:
Dividends from net investment income                             --        (0.400)        (0.450)        (0.492)        (0.050)
In excess of net investment income                               --        (0.067)            --             --             --
Distributions from net realized gain
   on investments                                                --            --         (0.077)        (0.021)            --
Return of capital                                                --        (0.050)            --             --             --
                                                         ---------------------------------------------------------------------
Total dividends and distributions                                --        (0.517)        (0.527)        (0.513)        (0.050)
                                                         ---------------------------------------------------------------------

Net asset value, end of period                           $    9.150    $    8.110     $    9.910     $   10.750     $   10.660
                                                         =====================================================================

Total return (3)                                             12.82%       (13.54%)        (2.96%)         5.96%          7.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                  $   36,989    $   50,389     $   89,351     $   87,997     $   33,734
Ratio of expenses to average net assets                       0.60%         0.60%          0.60%          0.60%          0.60%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                   0.69%         0.69%          0.64%          0.67%          0.86%
Ratio of net investment income to average
   net assets                                                 4.87%         5.26%          5.48%          5.47%          6.05%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                               4.78%         5.17%          5.44%          5.40%          5.79%
Portfolio turnover                                              60%           82%           127%           104%           145%

--------------------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000, 1999 and 1998.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes


                                  2001 Annual Report o Delaware Pooled Trust 125

Delaware Pooled Trust
Notes to Financial Statements

October 31, 2001

Delaware Pooled Trust (the "Trust") is organized as a Delaware business trust and offers 21 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Select Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (the "Portfolio" or collectively as the "Portfolios"). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Select Equity, The Real Estate Investment Trust, The Real Estate Investment Trust II, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios which are non-diversified. The Portfolios offer one class of shares.

The investment objective of The Large-Cap Value Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Select Equity Portfolio is to seek maximum long-term capital appreciation.

The investment objective of The Small-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The All-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek maximum long-term capital growth.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Aggregate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Diversified Core Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Global Equity Portfolio is to seek long-term growth without undue risk to principal.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Large-Cap Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Small-Cap Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.


126 Delaware Pooled Trust o 2001 Annual Report

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Portfolios.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Portfolio is valued. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees.

Federal Income Taxes--Each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Portfolios do isolate that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with each Portfolio's understanding of the applicable country's tax rules and rates.

                                  2001 Annual Report o Delaware Pooled Trust 127

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Intermediate Fixed Income, Aggregate Fixed Income, High-Yield Bond, Diversified Core Fixed Income, Global Fixed Income, and International Fixed Income Portfolios do not amortize market discounts currently on fixed income securities, but recognize the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, each Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of such premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Portfolio. Additionally, the above adjustment will have no impact on each Portfolio's distributions, which are determined in accordance with federal income tax regulations.

The Intermediate Fixed Income Portfolio declares dividends daily from net investment income and pays such dividends monthly. The High-Yield Bond and The Global Fixed Income Portfolios declare and pay dividends from net investment income monthly. The Large-Cap Value Equity, The Labor Select International Equity and The International Fixed Income Portfolios declare and pay dividends from net investment income quarterly. The Select Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Global Equity, The International Equity, The International Large-Cap Equity, The International Small-Cap and The Emerging Markets Portfolios declare and pay dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually.

Certain expenses of the Portfolios are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, each Portfolio may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended October 31, 2001 were as follows:

                                                         Commission           Earnings
                                                       Reimbursements         Credits
---------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                       $1,744              $1,343
The Select Equity Portfolio                                    44                  44
The Small-Cap Value Equity Portfolio                           58                 114
The All-Cap Growth Equity Portfolio                           224               1,032
The Large-Cap Growth Equity Portfolio                          35                 234
The Mid-Cap Growth Equity Portfolio                            96                 202
The Small-Cap Growth Equity Portfolio                         813               1,147
The Real Estate Investment Trust Portfolio II                 154                 168
The Intermediate Fixed Income Portfolio                       167                  --
The Aggregate Fixed Income Portfolio                          138                 125
The High-Yield Bond Portfolio                                  79                 615
The Diversified Core Fixed Income Portfolio                   190               1,127
The Global Equity Portfolio                                    76                 179
The International Equity Portfolio                         12,036               4,375
The Labor Select International Equity Portfolio             1,975                 746
The International Large-Cap Equity Portfolio                   65                  64
The International Small-Cap Portfolio                          70                  49
The Emerging Markets Portfolio                              2,845               4,314
The Global Fixed Income Portfolio                           7,326               4,179
The International Fixed Income Portfolio                    1,031               1,686
=============================================================================================


128 Delaware Pooled Trust o 2001 Annual Report

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of their respective investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of The Large-Cap Value Equity Portfolio, The Select Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio and The Diversified Core Fixed Income Portfolio, and Delaware International Advisers Ltd. (DIAL), an affiliate of DMC and the investment manager of The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio, will receive an annual fee which is calculated daily based on the average daily net assets of each such Portfolio.

Prior to January 1, 2001, DMC had a sub-advisory agreement with Lincoln Investment Management, Inc. (Lincoln), an affiliate of DMC, with respect to the management of The Real Estate Investment Trust Portfolio II. The investment management capabilities of Lincoln Investment Management, Inc. have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Lincoln are part of the same entity and, because there no longer is a need for the Portfolio to have an adviser and a sub-adviser, DMC assumed full day to day management of the Portfolio. For the services provided, DMC paid Lincoln 30% of the advisory fee paid to DMC. The Portfolio did not pay any fees directly to Lincoln.

DIAL furnishes sub-advisory services to The Diversified Core Fixed Income Portfolio related to the foreign securities portion of the portfolio. DMC furnishes sub-advisory services to The Global Equity Portfolio related to the U.S. securities portion of the portfolio.

DMC and DIAL have each elected to waive their fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, do not exceed specified percentages of average daily net assets through April 30, 2002, except for the International Equity Portfolio which ended October 31, 2001.

The management fee rates and the operating expense limitation rates in effect for the year ended October 31, 2001 are as follows:

                                                        Management fee as a                   Operating Expense
                                                    percentage of average daily         Limitation as a percentage of
                                                       net assets (per annum)        average daily net assets (per annum)
----------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                            0.55%                               0.68%
The Select Equity Portfolio                                     1.00%                               1.20%
The Small-Cap Value Equity Portfolio                            0.75%                               0.89%
The All-Cap Growth Equity Portfolio                             0.75%                               0.89%
The Large-Cap Growth Equity Portfolio                           0.65%                               0.80%
The Mid-Cap Growth Equity Portfolio                             0.75%                               0.93%
The Small-Cap Growth Equity Portfolio                           0.75%                               0.89%
The Real Estate Investment Trust Portfolio II                   0.75%                               0.86%
The Intermediate Fixed Income Portfolio                         0.40%                               0.53%
The Aggregate Fixed Income Portfolio                            0.40%                               0.53%
The High-Yield Bond Portfolio                                   0.45%                               0.59%
The Diversified Core Fixed Income Portfolio                     0.43%                               0.57%
The Global Equity Portfolio                                     0.75%                               0.96%
The International Equity Portfolio                              0.75%                               0.96%
The Labor Select International Equity Portfolio                 0.75%                               0.96%
The International Large-Cap Equity Portfolio                    0.75%                               0.96%
The International Small-Cap Portfolio                           1.00%                               1.20%
The Emerging Markets Portfolio                                  1.00%                               1.55%
The Global Fixed Income Portfolio                               0.50%                               0.60%
The International Fixed Income Portfolio                        0.50%                               0.60%
============================================================================================================================


                                  2001 Annual Report o Delaware Pooled Trust 129

The Portfolios have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. Each Portfolio pays DSC a monthly fee based on average net assets, subject to certain minimums.

At October 31, 2001, each Portfolio had receivables from or liabilities payable to affiliates as follows:

                                                                              Dividend
                                                                             disbursing,
                                                                              transfer
                                                                             agent fees,                             Receivable
                                                                             accounting                             from DMC or
                                                 Investment Management        fees and          Other expenses       DIAL under
                                                    fee payable to          other expenses      payable to DMC   expense limitation
                                                      DMC or DIAL           payable to DSC      and affiliates        agreement
------------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                   $     --                $ 3,383             $54,203             $19,836
The Select Equity Portfolio                               1,394                     90                 273                  --
The Small-Cap Value Equity Portfolio                      1,371                    136                 395                  --
The All-Cap Growth Equity Portfolio                       2,891                    437               2,596                  --
The Large-Cap Growth Equity Portfolio                        --                     69               4,824              21,072
The Mid-Cap Growth Equity Portfolio                          --                     --               1,299                 121
The Small-Cap Growth Equity Portfolio                    22,022                  1,749               6,425                  --
The Real Estate Investment Trust Portfolio II             4,906                    563               2,092                  --
The Intermediate Fixed Income Portfolio                   1,405                    372               1,554                  --
The Aggregate Fixed Income Portfolio                      1,011                    251                 514                  --
The High-Yield Bond Portfolio                             1,285                    219               1,040                  --
The Diversified Core Fixed Income Portfolio               2,641                    490               1,381                  --
The Global Equity Portfolio                                  --                    170                 979               2,173
The International Equity Portfolio                        2,658                 52,660              69,759                  --
The Labor Select International Equity Portfolio          49,660                  4,235              13,068                  --
The International Large-Cap Equity Portfolio              1,620                    129                 409                  --
The International Small-Cap Portfolio                     2,345                    153                 425                  --
The Emerging Markets Portfolio                           32,428                  6,006              18,547                  --
The Global Fixed Income Portfolio                       102,730                 11,337              47,308                  --
The International Fixed Income Portfolio                 14,955                  2,081               6,909                  --

Certain officers of DMC, DIAL and DSC are officers and/or trustees of the Portfolios. These officers and trustees are paid no compensation by the Portfolios.


130 Delaware Pooled Trust o 2001 Annual Report

3. Investments

For the year ended October 31, 2001, each Portfolio made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                                               Purchases                  Sales
--------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                          $83,299,714             $93,853,240
The Select Equity Portfolio                                     3,517,407               3,519,513
The Small-Cap Value Equity Portfolio                            1,696,952               1,770,498
The All-Cap Growth Equity Portfolio                            16,178,951              13,556,823
The Large-Cap Growth Equity Portfolio                           2,741,791                 842,566
The Mid-Cap Growth Equity Portfolio                             5,266,238               6,508,575
The Small-Cap Growth Equity Portfolio                          36,936,905              22,080,442
The Real Estate Investment Trust Portfolio II                  11,791,573               3,992,298
The Intermediate Fixed Income Portfolio                        11,659,003              13,571,089
The Aggregate Fixed Income Portfolio                           11,631,592              15,364,485
The High-Yield Bond Portfolio                                  27,134,539              24,882,882
The Diversified Core Fixed Income Portfolio                    15,669,634              14,426,804
The Global Equity Portfolio                                       873,750                 752,419
The International Equity Portfolio                             67,776,389             141,121,353
The Labor Select International Equity Portfolio                12,686,199              16,006,605
The International Large-Cap Equity Portfolio                      339,365                 271,582
The International Small-Cap Portfolio                             691,852                 486,802
The Emerging Markets Portfolio                                 46,250,683              40,129,688
The Global Fixed Income Portfolio                              97,119,487             220,491,108
The International Fixed Income Portfolio                       24,754,480              39,837,229
==========================================================================================================================

At October 31, 2001 the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

                                                                                                               Net
                                                             Cost           Aggregate       Aggregate       unrealized
                                                              of           unrealized      unrealized      appreciation
                                                          Investments     appreciation    depreciation    (depreciation)
--------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      $66,013,098      $1,643,481      $(6,720,815)    $(5,077,334)
The Select Equity Portfolio                                 1,929,317          16,641         (280,454)       (263,813)
The Small-Cap Value Equity Portfolio                        2,186,285         336,370          (98,209)        238,161
The All-Cap Growth Equity Portfolio                        12,205,912         360,687       (1,882,142)     (1,521,455)
The Large-Cap Growth Equity Portfolio                       1,567,231          21,764         (403,392)       (381,628)
The Mid-Cap Growth Equity Portfolio                         2,842,604         318,944         (478,384)       (159,440)
The Small-Cap Growth Equity Portfolio                      38,899,183       3,863,818       (7,097,598)     (3,233,780)
The Real Estate Investment Trust Portfolio II              10,226,856         243,185         (328,592)        (85,407)
The Intermediate Fixed Income Portfolio                     6,227,137         226,561          (16,748)        209,813
The Aggregate Fixed Income Portfolio                        2,930,783         101,873           (4,341)         97,532
The High-Yield Bond Portfolio                               3,448,209          75,655         (209,835)       (134,180)
The Diversified Core Fixed Income Portfolio                 8,323,464         269,873          (70,658)        199,215
The Global Equity Portfolio                                 3,359,015         180,325         (597,035)       (416,710)
The International Equity Portfolio                        455,889,219      32,400,705      (79,330,089)    (46,929,384)
The Labor Select International Equity Portfolio            84,729,886       6,643,465      (15,416,814)     (8,773,349)
The International Large-Cap Equity Portfolio                3,120,747         106,998         (711,340)       (604,342)
The International Small-Cap Portfolio                       3,444,907         161,256         (821,728)       (660,472)
The Emerging Markets Portfolio                            139,046,977       5,779,964      (31,785,481)    (26,005,517)
The Global Fixed Income Portfolio                         291,419,481       6,407,262      (15,800,854)     (9,393,592)
The International Fixed Income Portfolio                   38,546,122         517,101       (2,172,899)     (1,655,798)
==========================================================================================================================


                                  2001 Annual Report o Delaware Pooled Trust 131

For federal income tax purposes, the following Portfolios had accumulated capital losses as of October 31, 2001, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                                                     Year of       Year of         Year of          Year of
                                                    Expiration    Expiration      Expiration       Expiration
                                                       2006          2007            2008             2009            Total
--------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio               $        --   $        --     $ 1,689,976      $        --      $ 1,689,976
The Select Equity Portfolio                                 --            --              --           97,315           97,315
The All-Cap Growth Equity Portfolio                         --            --         839,442        3,875,429        4,714,871
The Large-Cap Growth Equity Portfolio                       --            --              --          427,983          427,983
The Mid-Cap Growth Equity Portfolio                         --            --              --          222,374          222,374
The Small-Cap Growth Equity Portfolio                       --            --         851,478        9,536,866       10,388,344
The Real Estate Investment Trust Portfolio II          120,084       440,827         451,653               --        1,012,564
The Intermediate Fixed Income Portfolio                     --            --         358,699               --          358,699
The Aggregate Fixed Income Portfolio                        --            --         197,809               --          197,809
The High Yield Bond Portfolio                               --     2,067,829       1,887,452          612,814        4,568,095
The Global Equity Portfolio                                 --            --              --           36,341           36,341
The International Equity Portfolio                          --            --              --        2,733,619        2,733,619
The Emerging Markets Portfolio                              --       682,893              --       15,997,034       16,679,927
The Global Fixed Income Portfolio                           --     4,384,786      13,425,336        1,512,873       19,322,995
The International Fixed Income Portfolio                    --       836,557       2,024,707          895,234        3,756,498
================================================================================================================================

4. Capital Shares

Transactions in capital shares were as follows:

                                                                         Shares issued
                                                                        upon reinvestment                          Net
                                                         Shares           of dividends         Shares            increase
Year ended October 31, 2001:                              sold         and distributions     repurchased        (decrease)
--------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                       96,895            103,057         (1,237,674)       (1,037,722)
The Select Equity Portfolio                                    --             29,616                 --            29,616
The Small-Cap Value Equity Portfolio                           --              2,608                 --             2,608
The All-Cap Growth Equity Portfolio                       473,022                 --                 --           473,022
The Large-Cap Growth Equity Portfolio                          --                497                 --               497
The Mid-Cap Growth Equity Portfolio                        17,343            850,266           (429,377)          438,232
The Small-Cap Growth Equity Portfolio                   1,780,678                 --           (602,177)        1,178,501
The Real Estate Investment Trust Portfolio II             451,396              5,273                 --           456,669
The Intermediate Fixed Income Portfolio                     4,890             21,481           (232,284)         (205,913)
The Aggregate Fixed Income Portfolio                       34,872             53,578           (585,351)         (496,901)
The High-Yield Bond Portfolio                             339,402             60,827           (142,144)          258,085
The Diversified Core Fixed Income Portfolio                    --             40,818            (19,907)           20,911
The Global Equity Portfolio                                    --             11,008                 --            11,008
The International Equity Portfolio                      2,137,682          7,980,988         (8,510,763)       (1,607,907)
The Labor Select International Equity Portfolio           188,398            931,265           (652,982)          466,681
The International Large-Cap Equity Portfolio                   --              6,039                 --             6,039
The International Small-Cap Portfolio                          --             38,300                 --            38,300
The Emerging Markets Portfolio                          1,445,193            299,847           (578,713)        1,166,327
The Global Fixed Income Portfolio                       1,419,114                 --        (17,040,805)      (15,621,691)
The International Fixed Income Portfolio                1,427,780                 --         (3,599,509)       (2,171,729)
================================================================================================================================


132 Delaware Pooled Trust o 2001 Annual Report

                                                                         Shares issued
                                                                        upon reinvestment                          Net
                                                         Shares           of dividends         Shares            increase
Periods ended October 31, 2000*:                          sold         and distributions     repurchased        (decrease)
--------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                       815,080           879,685          (4,999,920)       (3,305,155)
The Select Equity Portfolio                                     --                --            (312,854)         (312,854)
The Small-Cap Value Equity Portfolio                            --             8,860                  --             8,860
The All-Cap Growth Equity Portfolio                      1,498,152                --                  --         1,498,152
The Large-Cap Growth Equity Portfolio                      235,295                --                  --           235,295
The Mid-Cap Growth Equity Portfolio                         48,319            63,391            (381,292)         (269,582)
The Small-Cap Growth Equity Portfolio                    1,539,817            45,744             (34,849)        1,550,712
The Real Estate Investment Trust Portfolio II                   --            19,604            (219,306)         (199,702)
The Intermediate Fixed Income Portfolio                     43,164            55,117          (1,061,561)         (963,280)
The Aggregate Fixed Income Portfolio                        25,443            44,991             (97,420)          (26,986)
The High-Yield Bond Portfolio                                   --            92,100            (960,193)         (868,093)
The Diversified Core Fixed Income Portfolio                478,469            27,492              (2,917)          503,044
The Global Equity Portfolio                                     --            17,012                  --            17,012
The International Equity Portfolio                       7,661,597           925,270         (24,809,029)      (16,222,162)
The Labor Select International Equity Portfolio          1,206,165           491,153          (3,149,617)       (1,452,299)
The International Large-Cap Equity Portfolio               352,943               396                  --           353,339
The International Small-Cap Portfolio                           --             5,276                  --             5,276
The Emerging Markets Portfolio                          11,808,000           144,001          (1,436,571)       10,515,430
The Global Fixed Income Portfolio                        3,437,292         1,797,912         (22,145,312)      (16,910,108)
The International Fixed Income Portfolio                 2,185,875           439,239          (5,426,479)       (2,801,365)
================================================================================================================================

*The All-Cap Growth Equity Portfolio commenced operations on 3/31/00, The
 Large-Cap Growth Equity Portfolio commenced operations on 10/31/00 and The International Large-Cap Equity Portfolio commenced operations on 12/14/99.

5. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of October 31, 2001, or at any time during the year.

6. Foreign Exchange Contracts

The Diversified Core Fixed Income, The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                                  2001 Annual Report o Delaware Pooled Trust 133

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

There were no forward foreign currency exchange contracts outstanding at October 31, 2001.

7. Futures Contracts

The Select Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Intermediate Fixed Income, The Aggregate Fixed Income, The Diversified Core Fixed Income, The Global Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets and The International Fixed Income Portfolios may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Portfolio's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed.When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at October 31, 2001 were as follows:

The Intermediate Fixed Income Portfolio

Contracts to buy (sell)               Notional cost (proceeds)   Expiration date    Unrealized gain (loss)
-------------------------------------------------------------------------------------------------------------
1 U.S. Treasury 10 year notes                $110,198                  12/01                $1,319
(4) U.S. Treasury 5 year notes               (432,866)                 12/01                (6,537)
=============================================================================================================

The Aggregate Fixed Income Portfolio

Contracts to buy (sell)               Notional cost (proceeds)   Expiration date    Unrealized gain (loss)
-------------------------------------------------------------------------------------------------------------
1 U.S. Treasury 10 year notes                $110,666                  12/01                  $850
=============================================================================================================

The Diversified Core Fixed Income Portfolio

Contracts to buy (sell)               Notional cost (proceeds)   Expiration date    Unrealized gain (loss)
-------------------------------------------------------------------------------------------------------------
4 U.S. Treasury 10 year notes                $442,196                  12/01                $3,867
=============================================================================================================

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents each Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in each Portfolio's net assets.


134 Delaware Pooled Trust o 2001 Annual Report

8. Options Written

During the year ended October 31, 2001, The Diversified Core Fixed Income Portfolio entered into options contracts in accordance with its investment objectives. When the Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended October 31, 2001 for The Diversified Core Fixed Income Portfolio, were as follows:

                                                             Number        Premiums
                                                          0f Contracts     Received
--------------------------------------------------------------------------------------------
Options outstanding at October 31, 2000                         --         $     --
Options written                                                450          420,200
Options terminated in closing purchase transaction            (450)        (420,200)
Options outstanding at October 31, 2001                         --         $     --
============================================================================================

9. Swap Agreements

During the year ended October 31, 2001, the Intermediate Fixed Income Portfolio entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Portfolio will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Portfolio's Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At October 31, 2001, the Intermediate Fixed Income Portfolio had the following total return swap agreements outstanding:

Notional Amount   Expiration Date                  Description                    Unrealized Gain
---------------------------------------------------------------------------------------------------
$215,000              2/28/02      Agreement with Goldman Sachs to receive (pay)        $6,941
                                   the notional amount multiplied by the return
                              on the Lehman Brothers Commercial MBS Index and to pay
                                    the notional amount multiplied by one month
                                     LIBOR adjusted by a spread of minus 0.35%

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparties to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.


                                  2001 Annual Report o Delaware Pooled Trust 135

10. Securities Lending

The Portfolios, along with other funds in the Delaware Investments Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at October 31, 2001 were as follows:

                                                    Market value
                                                    0f securities        Market value
                                                       on loan          of collateral
---------------------------------------------------------------------------------------
The International Equity Portfolio                    $26,334,824        $27,651,565
The Labor Select International Equity Portfolio         6,543,532          6,996,359
The Global Fixed Income Portfolio                      25,470,316         26,267,000
=======================================================================================

11. Credit and Market Risks

Some countries in which The Diversified Core Fixed Income, The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond and The Diversified Core Fixed Income Portfolios may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Intermediate Fixed Income, The Aggregate Fixed Income and The Diversified Core Fixed Income Portfolios may invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The International Equity and The Global Fixed Income Portfolios may invest up to 10% of their total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as


136 Delaware Pooled Trust o 2001 Annual Report amended, and other securities which may not be readily marketable. The Select Equity, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Aggregate Fixed Income, The High-Yield Bond, The Diversified Core Fixed Income, The Global Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, and The International Fixed Income Portfolios may each invest up to 15% in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity and The International Small-Cap Portfolios invest a significant portion of their assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

12. Tax Information (Unaudited)

The information set forth below is for each Portfolio's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended October 31, 2001, each Portfolio designates distributions paid during the year as follows:

                                                       (A)            (B)
                                                     Long-Term      Ordinary          (C)
                                                   Capital Gains     Income          Total           (D)
                                                   Distributions  Distributions   Distribution    Qualifying
                                                    (Tax Basis)    (Tax Basis)     (Tax Basis)   Dividends (1)
-----------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                     --           100%            100%            41%
The Select Equity Portfolio                              --           100%            100%           100%
The Small-Cap Value Equity Portfolio                     --           100%            100%           100%
The Large-Cap Growth Equity Portfolio                    --           100%            100%           100%
The Mid-Cap Growth Equity Portfolio                      77%           23%            100%            --
The Real Estate Investment Trust Portfolio II            --           100%            100%            --
The Intermediate Fixed Income Portfolio                  --           100%            100%            --
The Aggregate Fixed Income Portfolio                     --           100%            100%            --
The High-Yield Bond Portfolio                            --           100%            100%             2%
The Diversified Core Fixed Income Portfolio               6%           94%            100%            --
The Global Equity Portfolio                              22%           78%            100%           100%
The International Equity Portfolio                       85%           15%            100%            --
The Labor Select International Equity Portfolio          80%           20%            100%            --
The International Large-Cap Equity Portfolio             --           100%            100%            --
The International Small-Cap Portfolio                    34%           66%            100%            --
The Emerging Markets Portfolio                           --           100%            100%            --
=================================================================================================================

(A) and (B) are based on a percentage of each Portfolio's total distributions.
(D) is based on a percentage of ordinary income of each Portfolio.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.


                                  2001 Annual Report o Delaware Pooled Trust 137

The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:

                                                                                  The Labor Select
                                      The International Equity Portfolio    International Equity Portfolio
                                      ----------------------------------    ------------------------------
                                             Gross           Foreign           Gross           Foreign
                                            Dividend       Taxes Paid         Dividend       Taxes Paid
Country                                    Per Share        Per Share        Per Share        Per Share
-----------------------------------------------------------------------------------------------------------------
Australia                                   $0.0763          $0.0023          $0.0590          $0.0017
Belgium                                      0.0092           0.0016           0.0105           0.0016
Finland                                      0.0065           0.0010           0.0044           0.0007
France                                       0.0338           0.0060           0.0286           0.0048
Germany                                      0.0388           0.0039           0.0372           0.0037
Hong Kong                                    0.0230               --               --               --
Japan                                        0.0184           0.0028           0.0134           0.0020
Malaysia                                     0.0059           0.0013               --               --
Netherlands                                  0.0282           0.0042           0.0281           0.0042
New Zealand                                  0.0151           0.0023           0.0078           0.0013
Singapore                                    0.0031               --               --               --
Spain                                        0.0160           0.0026           0.0231           0.0035
South Africa                                 0.0130               --               --               --
United Kingdom                               0.2542           0.0254           0.2095           0.0210
United States                                0.0121               --               --               --

                                     The International Small-Cap Portfolio  The Emerging Markets Portfolio
                                     -------------------------------------  ------------------------------
                                             Gross           Foreign           Gross           Foreign
                                            Dividend       Taxes Paid         Dividend       Taxes Paid
Country                                    Per Share        Per Share        Per Share        Per Share
-----------------------------------------------------------------------------------------------------------------
Argentina                                       --               --           0.0059               --
Australia                                   0.0030               --               --               --
Brazil                                          --               --           0.0405           0.0055
China                                           --               --           0.0427               --
Denmark                                     0.0009           0.0001               --               --
Finland                                     0.0010           0.0001               --               --
France                                      0.0181           0.0029               --               --
Germany                                     0.0231           0.0014               --               --
Hong Kong                                   0.0249               --           0.0054               --
Israel                                          --               --           0.0120           0.0030
Italy                                       0.0014           0.0002               --               --
Japan                                       0.0206           0.0031               --               --
Malaysia                                        --               --           0.0158           0.0031
Mexico                                          --               --           0.0133           0.0010
Netherlands                                 0.0141           0.0021               --               --
New Zealand                                 0.0128           0.0019               --               --
Norway                                      0.0006           0.0001               --               --
Peru                                            --               --           0.0001               --
Republic of Korea                               --               --           0.0023           0.0004
Singapore                                   0.0160           0.0028               --               --
Spain                                       0.0024           0.0004               --               --
South Africa                                    --               --           0.0449               --
Switzerland                                 0.0018           0.0003               --               --
Thailand                                        --               --           0.0150           0.0012
United Kingdom                              0.1207           0.0121               --               --
United States                                   --               --           0.1222           0.0033


138 Delaware Pooled Trust o 2001 Annual Report

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Pooled Trust

We have audited the accompanying statements of net assets of The Large-Cap Value Equity Portfolio, The Select Equity Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Aggregate Fixed Income Portfolio, The High Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (the "Portfolios") (each a series of Delaware Pooled Trust) and the statements of assets and liabilities of The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, and The Diversified Core Fixed Income Portfolio as of October 31, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios at October 31, 2001, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 3, 2001


                                  2001 Annual Report o Delaware Pooled Trust 139

Fund Officers and Portfolio Managers

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds

David A. Tilles
Managing Director and Chief Investment Officer
Delaware International Advisors Ltd.

Robert Akester
Senior Portfolio Manager
Delaware International Advisors Ltd.

Peter C. Andersen
Vice President and Senior Portfolio Manager

Damon J. Andres
Vice President and Portfolio Manager

Robert L. Arnold
Vice President and Senior Portfolio Manager

Fiona Barwick
Senior Portfolio Manager
Delaware International Advisors Ltd.

Marshall T. Bassett
Vice President and Portfolio Manager

Joanna Bates
Senior Portfolio Manager
Delaware International Advisors, Ltd.

Christopher S. Beck
Vice President and Senior Portfolio Manager

Stephen R. Cianci
Vice President and Portfolio Manager

George E. Deming
Senior Vice President and Senior Portfolio Manager

Elizabeth A. Desmond
Director and Senior Portfolio Manager
Delaware International Advisors Ltd.

J. Paul Dokas
Senior Vice President/Director of Research,
Quantitative

Jude T. Driscoll
Executive Vice President/Head of Fixed Income

Gerald S. Frey
Managing Director/Chief Investment Officer,
Growth Investing

Clive A. Gillmore
Deputy Managing Director and Senior Portfolio Manager
Delaware International Advisors Ltd.

Paul Grillo
Vice President and Portfolio Manager

Gavin A. Hall
Senior Portfolio Manager
Delaware International Advisors Ltd.

John A. Heffern
Vice President and Portfolio Manager

Francis J. Houghton, Jr.
Vice President and Senior Portfolio Manager

John Kirk
Director and Senior Portfolio Manager
Delaware International Advisors Ltd.

Ormala Krishnan
Portfolio Manager
Delaware International Advisors Ltd.

Emma R.E. Lewis
Portfolio Manager
Delaware International Advisors Ltd.

Nigel G. May
Director and Senior Portfolio Manager
Delaware International Advisors Ltd.

Christopher A. Moth
Director and Senior Portfolio Manager
Delaware International Advisors Ltd.

Thomas J. Trotman
Vice President and Portfolio Manager

Custodian

J.P. Morgan Chase
4 Metrotech Center
Brooklyn, NY 11245

Independent Auditors

Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Investment Advisors

Delaware Management Company
2005 Market Street
Philadelphia, PA 19103

Delaware International Advisors Ltd.
Third Floor
80 Cheapside
London, England EC2V 6EE

This report was prepared for investors in the Delaware Pooled Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains detailed information. All Delaware Pooled Trust Portfolios are offered by prospectus only.

2005 Market Street

Philadelphia, Pennsylvania 19103

Telephone 800 231-8002

Fax 215 255-1162

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